                                                        Sentinel Family of Funds

                                                                   Annual Report

                                                               November 30, 1996

                    [PICTURE OF ROLLING HILLS APPEARS HERE]

[LOGO OF SENTINEL
GROUP FUNDS, INC.
APPEARS HERE]              Sentinel Group Funds, Inc. (SGF)

                           Sentinel Pennsylvania
                           Tax-Free Trust (PA)

                           National Life Drive,
                           Montpelier, Vermont 05604

                           (800) 282-FUND(3863)



                           -----------------------------------------------------
                           Table of Contents

                            2  Message to Shareholders
                            4  Sentinel Investment Team
                            5  Financial Statements and Financial Highlights
                            5  Sentinel Emerging Growth Fund
                           11  Sentinel Growth Fund
                           17  Sentinel World Fund
                           22  Sentinel Common Stock Fund
                           28  Sentinel Balanced Fund
                           35  Sentinel Bond Fund
                           41  Sentinel Tax-Free Income Fund
                           47  Sentinel New York Tax-Free Income Fund
                           52  Sentinel Government Securities Fund
                           58  Sentinel Short-Intermediate Government Fund
                           64  Sentinel U.S. Treasury Money Market Fund
                           69  SGF Notes to Financial Statements
                           74  SGF-Report of Independent Accountants
                           75  Financial Statements and Financial Highlights
                           75  Sentinel Pennsylvania Tax-Free Trust
                           80  PA Notes to Financial Statements
                           82  PA-Report of Independent Accountants
                           83 Federal Tax Status of Dividends and Distributions 83 Privileges, Plans and Services for Shareholders 86 Directors/Trustees and Officers
                           88  A Brief History



                           Cover:  Original oil by Douglas Fryer

                            Message to Shareholders


[PICTURE OF KENISTON P. MERRILL APPEARS HERE]
            CHAIRMAN

[PICTURE OF JOSEPH M. ROB APPEARS HERE]
            DIRECTOR/PRESIDENT


Dear Shareholder:

We are pleased to submit our annual report of the twelve months ended November 30, 1996.

The Economy

The key economic statistics for 1996 look very similar to those for 1995, although the pattern of growth was reversed. This year, economic growth was faster than expected (at about 3.5% in real GDP) in the first half before slowing to a more comfortable 2.0-2.5% pace in the second half.

In spite of the fast pace of growth in the first half, inflation remained well under control and appears likely to end the year up about 2.3% as compared to a rise of 2.0% last year. Intense worldwide competition, a stronger dollar, and slow growth in overseas economies helped to keep a lid on most prices while continued gains in productivity and the increased use of temporary workers helped contain gains in unit labor costs.

The U.S. economy continues to benefit from a rare and very favorable confluence of events. Slow growth, low inflation, declining government budget deficits, and the absence of surprises in the November election results have all been very positive for financial assets. The stock market continued to respond to the flood of good news by setting a series of new highs.

Looking forward, we expect some slowing in the pace of growth in 1997 to about 2% in real GDP. The main reasons for our expectations of slower growth are the constraints on consumer spending caused by high debt levels and a continuation of the current slowdown in capital spending. Inflation is expected to remain low at around 3.0%, but seems likely to rise slightly from this year's level as a result of continued labor market tightness and somewhat smaller productivity gains. We expect corporate profits to rise marginally over 1996 levels, although the rate of increase is likely to slow due to contracting profit margins.

The Financial Markets

Returns on financial assets were positive (especially for stocks) for the second year in a row. The Lehman Brothers Aggregate Bond Index, a widely used measure of overall bond market performance, produced a total return of 6.1% for the fiscal year ending November 30, 1996.

This twelve-month period can be categorized as one of high volatility in the fixed-income markets. Interest rates initially surged higher as U.S. economic growth rebounded from the lackluster pace experienced in 1995, only to fall precipitously as growth slowed in the second half of the year. By the close of our fiscal year, interest rates were up a modest 20-to-30 basis points from their year-ago levels. Bond returns were mixed as short- and intermediate-maturity securities basically returned their coupons, while long-maturity bonds returned about half. Mortgage-backed securities outperformed both U.S. Treasuries and corporate bonds over the year as income proved to be the largest contributor to returns.

Looking forward, we expect volatility to remain high in the fixed-income markets over the next twelve months. Bond market psychology has changed abruptly from one economic release to the next and inflation, dormant for most of 1996, may be poised to begin to increase as a result of continued labor market tightness and slower productivity gains. In this environment, our investment strategy will continue to adhere to our fixed-income funds' goals of high current income and the preservation of our shareholders' capital.

Common stocks produced spectacular returns during our fiscal year, with the Standard & Poor's 500 Index earning a total return of almost 28%. Cost-cutting and productivity improvements instituted in prior years produced positive leverage and led to surprisingly strong corporate profit growth. Low inflation, volatile but low interest rates, and a torrent of new money flowing into mutual funds all contributed to a further expansion in price-earnings multiples.

Our equity portfolios benefited once again from significant gains in financial sector stocks and, to a lesser degree, from our holdings in energy service and retail stocks. The portfolios also benefited from significant underweightings in utility stocks.

Consensus estimates for S&P 500 profits in 1997 are on the order of $42-44 per share. Based on those estimates, the current price-earnings multiple on 1997 earnings is 17-18 times. Clearly, the market can no longer be considered inexpensive, although current price-earnings multiples are not significantly out-of-line with their levels in prior periods of low inflation. Shareholders should be cautious, however, about extrapolating the extraordinary returns of the last two years into the future.

We appreciate your support and look forward to continuing to help you achieve your long-term investment goals.

Sincerely,

/s/ Keniston P. Merrill

Keniston P. Merrill
Chairman

/s/ Joseph M. Rob

Joseph M. Rob
Director/President

December 5, 1996

================================================================================
Fund Performance

Performance data for each Sentinel Fund is provided in this table. Financial data is contained in the following pages.

                                                                         11/30/95 -11/30/96
                                                  ------------------------------------------------------------------
                                                   11/30/96
                                                  Net Asset                     Capital
Sentinel                                          Value Per      Income           Gain           Total     Lipper
Fund                                                Share       Dividends     Distributions     Return*   Average**
Emerging Growth                       "A" Shares  $    5.17       $.03            $  .96         22.0%       19.8%
--------------------------------------------------------------------------------------------------------------------
                                    # "B" Shares       5.12         --                --          6.2          --
--------------------------------------------------------------------------------------------------------------------
Growth                                                17.57        .07              2.55         22.6        21.1
--------------------------------------------------------------------------------------------------------------------
World                                 "A" Shares      15.69        .13              0.07         15.5        14.5
--------------------------------------------------------------------------------------------------------------------
                                    # "B" Shares      15.58         --                --          7.5          --
--------------------------------------------------------------------------------------------------------------------
Common Stock                          "A" Shares      40.60        .61              2.77         27.2        23.8
--------------------------------------------------------------------------------------------------------------------
                                    # "B" Shares      40.57        .13                --         14.9          --
--------------------------------------------------------------------------------------------------------------------
Balanced                              "A" Shares      18.55        .54              0.42         16.6        16.4
--------------------------------------------------------------------------------------------------------------------
                                    # "B" Shares      18.58        .14                --          9.6          --
--------------------------------------------------------------------------------------------------------------------
Bond                                  "A" Shares       6.35        .41                --          4.5         5.2
--------------------------------------------------------------------------------------------------------------------
                                    # "B" Shares       6.36        .21                --          4.5          --
--------------------------------------------------------------------------------------------------------------------
Government Securities                                 10.00        .61                --          3.2         4.4
--------------------------------------------------------------------------------------------------------------------
Tax-Free Income                       "A" Shares      13.53        .65                --          4.3         4.9
--------------------------------------------------------------------------------------------------------------------
                                    # "B" Shares      13.54        .32                --          4.5          --
--------------------------------------------------------------------------------------------------------------------
PA Tax-Free Trust                                     13.29        .66              0.08          5.0         4.7
--------------------------------------------------------------------------------------------------------------------
Short-Intermediate Government                          9.81        .57                --          5.6         5.1
--------------------------------------------------------------------------------------------------------------------
NY Tax-Free Income                                    11.72        .53                --          4.8         4.8
--------------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Market            "A" Shares       1.00        .04                --          4.6          --
--------------------------------------------------------------------------------------------------------------------
                                    # "B" Shares       1.00        .03                --          3.0          --
--------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500/+/                                 --         --                --         27.9          --
--------------------------------------------------------------------------------------------------------------------
Lehman Aggregate Bond Index/++/                          --         --                --          6.1          --
--------------------------------------------------------------------------------------------------------------------
Lehman Municipal Bond Index/+++/                         --         --                --          5.9          --
--------------------------------------------------------------------------------------------------------------------


  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and a redemption of the last day of the period. Initial sales charge is not reflected in the calculation of total investment return. Past performance is no guarantee of future results.
 ** Average performance of category of funds with similar investment objectives as tracked by Lipper Analytical Services.
  + An unmanaged index of stocks reflecting average prices in the stock market.
 ++ An unmanaged index of bonds reflecting average prices in the bond market.
+++ An unmanaged index of bonds reflecting average prices in the municipal bond market.
  #  Data for "B" shares for 8 month period since 4/1/96 inception.

                          The Sentinel Investment Team

               [PICUTE OF SENTINEL INVESTMENT TEAM APPEARS HERE]


While recognizing the investment process is never easy, we believe that it is too often made unnecessarily complex. We concentrate on what we believe to be the key fundamental considerations, filtering out extraneous factors which, over the long run, have little or no bearing on the true value of an investment.

As a result, Sentinel's management has been characterized as "patient." Over the years, this approach has provided Sentinel investors with a high level of consistency of results, with an equally high level of downside protection.

                                                             Keniston P. Merrill

Standing, left to right: Thomas H. Brownell, CFA, Vice President &Portfolio Manager; Robert L. Lee, CFA, Manager - Sentinel Growth Fund & Director of Equity Research; Kenneth J. Hart, Vice President & Manager - Sentinel Tax-Free Income Fund, New York Tax-Free Income Fund and Pennsylvania Tax-Free Trust; Daniel J. Manion, CFA, Assistant Vice President & Portfolio Manager/Analyst; Charles C. Schwartz, Assistant Equity Analyst; Scott T. Brayman, CFA, Assistant Vice President & Portfolio Manager/Analyst; Bruce R. Bottamini, CFA, Vice President & Director of Fixed Income Research; Richard D. Temple, Vice President & Manager - Sentinel Bond Fund; David M. Brownlee, CFA, Vice President & Manager - Sentinel Government Securities Fund and Short-Intermediate Government Fund.

Seated, left to right: Richard A. Pender, CFA, Vice President & Portfolio Manager; Darlene A. Coppola, Money Market Trader - Sentinel U.S. Treasury Money Market Fund; Keniston P. Merrill, Chairman & CEO, Sentinel Advisors Company; Rodney A. Buck, CFA, Senior Vice President, Sentinel Advisors Company & Manager - Sentinel Balanced Fund.

Not pictured: Erik B. Granade, CFA, Manager - Sentinel World Fund; William C. Kane, CFA, Vice President & Portfolio Manager.

    Sentinel Emerging Growth Fund seeks maximum long-term growth of capital through primary investments in a diversified portfolio of common stocks issued by small and medium-sized companies.


                         Sentinel Emerging Growth Fund


We like to see strong net operating cash flows, and we like to know that a company has adequate financial resources to support anticipated growth. Importantly, we want to invest in companies with credible and properly motivated management.


This past fiscal year was a relatively good one for the Sentinel Emerging Growth Fund. We are pleased to report that your Fund outperformed both the Russell 2000 Index (a proxy for small company stocks) and most small company mutual funds. For the twelve month period ended November 30, 1996, Sentinel Emerging Growth Fund A Shares returned 22% as compared to 16.5% for the Russell 2000 and 19.8% for the average Lipper small company fund. This performance placed the Fund in the top third of similar funds for this same period.

Some notable positive events this year with respect to the Fund's holdings included USA Waste's acquisition of Western Waste, Conseco's acquisition of American Travellers, and Halliburton's acquisition of Landmark Graphics. The Fund's exposure to the energy services industry via Smith International, test equipment for communication systems via Dynatech, fiber optic and network connection systems via Methode Electronics, and the growing demand for security services via ADT, Ltd. also contributed to this year's favorable results. The Fund benefited from its exposure to affluent baby boomers, and its investment in Ethan Allen Interiors was particularly rewarding.

Looking forward to 1997, we continue to envisage relatively strong prices for oil and gas. Accordingly, we still favor the energy services industry. We are also quite optimistic about prospects for various health care sectors, such as drug delivery systems. We believe that our preference for shares of small companies that have developed, or are developing, strong brand names and attractive franchises will prove to be a successful investment strategy.

To help shareholders better assess the Fund's outlook, we thought it might be helpful to highlight some additional aspects of the management team's investment approach. Our investment process begins with the identification of broad, potentially rewarding trends or themes. Subsequently, we seek out those companies that appear to be well-positioned to exploit these trends. We look for companies whose futures appear to be more promising than the market


================================================================================
Sentinel Emerging Growth Fund Performance
3/1/93 inception through 11/30/96

----------------------------------------
Average Annual
Total Return
Through 11/30/96
                 w/sales    w/o sales
Period           charge+     charge
 1 Year           15.9%       22.0%
----------------------------------------
Since
Inception*         9.5%       11.0%
----------------------------------------
*3/1/93
+Sales charge applicable to year of initial investment.

                           [LINE GRAPH APPEARS HERE]

Emerging Growth Fund

                         Emerging Growth Fund   Lipper's Small Co.  Russell 2000
                                    with/load     Growth Fund Ave.         Index
                                    ---------     ----------------         -----
  0              3/1/93                 9,500               10,000        10,000
  1            11/30/93                10,056               11,244        11,384
  2            11/30/94                10,259               11,265        11,257
  3            11/30/95                11,505               14,790        14,465
  4            11/30/96                14,036               17,713        16,854

Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Index and Average shown above, you should note that the Fund's performance reflects the maximum 5% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results. Performance will vary for each class of shares due to differences in expenses paid with respect to each class of shares.

Chart Ending Values
& Legend
3/1/93 inception
through 11/30/96

_____ Sentinel        $14,036
      Emerging
      Growth Fund
- - - Russell 2000    $16,854
      Index*
-- .. Lipper Small    $17,713
      Company
      Growth Fund
      Average

*An unmanaged stock index of small capitalization companies which includes the reinvestment of all income.

currently believes. Those companies that are so identified are subject to the traditional fundamental analysis that is the hallmark of Sentinel Advisors. In addition to an assessment of long-term growth prospects, our analysis is focused on valuation, quality of earnings, and financial strength. We like to see strong net operating cash flows, and we like to know that a company has adequate financial resources to support anticipated growth. Importantly, we want to invest in companies with credible and properly motivated management. This often means that the key operators of the business have a significant ownership stake in the company.

Admittedly, our approach is not original. It is also rather simplistic and a bit old-fashioned when compared to the growth-at-any-price and momentum-oriented investment approaches that some funds have used in recent years. Yet, history suggests that an approach such as ours will serve investors well over the long-term. Accordingly, we are confident that the results of our efforts will continue to be worthy of your confidence.



/s/ Keniston P. Merrill
Keniston P. Merrill



/s/ Richard A. Pender
Richard A. Pender, CFA



/s/ Scott T. Brayman
Scott T. Brayman, CFA

Sentinel Emerging Growth Fund
Investment in Securities
at November 30, 1996


--------------------------------------------------------------------------------
                                                       Shares            Value
                                                                        (Note 1)
--------------------------------------------------------------------------------
  Common Stocks 83.6%
  Auto Parts & Repair 2.0%
  Pep Boys -
    Manny, Moe & Jack                                  56,000         $2,051,000
                                                                    ------------
  Beverages 1.2%
* Robert Mondavi 'A'                                   33,000          1,204,500
                                                                    ------------
  Communications 3.3%
* Dynatech Corp.                                       41,000          1,916,750
* Verifone Inc.                                        43,800          1,478,250
                                                                    ------------
                                                                       3,395,000
                                                                    ------------
  Drug - Drug Delivery 2.6%
* Scherer (R.P.)                                       56,600          2,589,450
                                                                    ------------
  Electronics  4.1%
  Harman Int'l Industries                              35,150          1,792,650
  Methode Electronics 'A'                             121,600          2,340,800
                                                                    ------------
                                                                       4,133,450
                                                                    ------------
  Energy 3.7%
* CalEnergy Inc.                                      125,000          3,734,375
                                                                    ------------
  Environmental Control 8.6%
  Calgon Carbon                                       190,000          2,208,750
  Donaldson Co.                                        70,000          2,135,000
* USA Waste Service                                    75,900          2,447,775
* Waste Management Int'l. plc                         218,000          1,962,000
                                                                    ------------
                                                                       8,753,525
                                                                    ------------
  Financial 7.5%
  Duff & Phelps Credit Rating                          42,700            987,438
  First Commerce                                       20,000            787,500
  Mercantile Bankshares                                36,000          1,188,000
  ROC Communities                                      89,300          2,210,175
  Wilmington Trust Corp.                               59,900          2,440,925
                                                                    ------------
                                                                       7,614,038
                                                                    ------------
  Food & Food Distributors 6.9%
  GoodMark Foods                                       87,800          1,498,088
  Hannaford Brothers                                   50,100          1,615,725
  Smart & Final Inc.                                   82,500          1,784,062
  Tootsie Roll Industries                              54,337          2,085,182
                                                                    ------------
                                                                       6,983,057
                                                                    ------------
  Healthcare Providers 1.8%
* Genesis Health Ventures                              64,950          1,810,481
                                                                    ------------
  Industrial & Commercial Services 5.2%
  Analysts Int'l.                                      50,000          1,350,000
* Healthcare Services Group                           172,000          1,666,250
  Kelly Services 'A'                                   52,100          1,367,625
  Olsten Corp.                                         62,500            851,562
                                                                    ------------
                                                                       5,235,437
                                                                    ------------
  Industrial - Diversified 6.6%
* Bush Boake Allen                                    102,000       $  2,601,000
  Lawter Int'l.                                       165,000          1,980,000
* Material Sciences                                   125,200          2,081,450
                                                                    ------------
                                                                       6,662,450
                                                                    ------------
  Insurance 3.5%
* American Travellers                                  99,750          3,522,422
                                                                    ------------
  Medical - Equipment & Supplies 8.0%
  Allergan, Inc.                                       65,400          2,100,975
  Ballard Medical Products                             55,000          1,031,250
  Hillenbrand Industries                               59,000          2,175,625
  Minntech Corp.                                       88,400            972,400
* Research Medical                                     75,000          1,546,875
* Respironics Inc.                                     18,700            275,825
                                                                    ------------
                                                                       8,102,950
                                                                    ------------
  Oil Field Equipment & Services 7.2%
  Halliburton Co.                                      45,920          2,766,680
* Smith International                                 110,100          4,500,338
                                                                    ------------
                                                                       7,267,018
                                                                    ------------
  Restaurants 1.8%
  Sbarro, Inc.                                         70,200          1,833,975
                                                                    ------------
  Retail 4.5%
  Ethan Allen Interiors                                75,000          2,493,750
  Talbots Inc.                                         72,700          2,099,213
                                                                    ------------
                                                                       4,592,963
                                                                    ------------
  Security Services 2.6%
* ADT Ltd.                                            129,500          2,654,750
                                                                    ------------
  Software 2.5%
* FileNet Corp.                                        40,000          1,440,000
  Sterling Commerce                                    35,000          1,102,500
                                                                    ------------
                                                                       2,542,500
                                                                    ------------
  Total Common Stocks
    (Cost $64,752,142)                                                84,683,341
                                                                    ------------

  Preferred Stock 0.2%
  Phoenix Duff & Phelps Cl A
    (Cost $403,571)                                    10,000            251,250
                                                                    ------------

--------------------------------------------------------------------------------
                                                  Principal Amount     Value
                                                     (M=$1,000)       (Note 1)
--------------------------------------------------------------------------------
Corporate Short-Term Notes 15.6%
 Assoc. Corp. of NA 5.26%,
   12/05/96                                            3500M       $  3,497,954
Beneficial Corp. 5.26%,
   12/23/96                                            3500M          3,488,750
 Commercial Credit Corp. 5.26%,
   12/02/96                                            1500M          1,499,781
 G.E. Capital Corp. 5.25%,
   12/18/96                                            2300M          2,294,298
 IBM Credit Corp. 5.26%,
   12/13/96                                            3000M          2,994,740
 Norwest Financial, Inc. 5.25%,
   12/10/96                                            2000M          1,997,375
                                                                   ------------
 Total Corporate Short-Term Notes
   (Cost $15,772,898)                                                15,772,898
                                                                   ------------
 Total Investments
   (Cost $80,928,611)**                                             100,707,489

 Excess of Other Assets
   Over Liabilities 0.6%                                                628,246
                                                                   ------------
 Net Assets                                                        $101,335,735
                                                                   ============

--------------------------------------------------------------------------------
 * Non-income producing.
** Also cost for federal income tax purposes.
   At November 30, 1996, net unrealized appreciation for federal income tax purposes aggregated $19,778,878 of which $22,201,118 related to appreciated securities and $2,422,240 related to depreciated securities.

                                              See Notes to Financial Statements.


Sentinel Emerging Growth Fund
Statement of Assets and Liabilities
at November 30, 1996
--------------------------------------------------------------------------------
Assets
Investments at value                                                $100,707,489
Cash and cash equivalents                                                697,976
Receivable for fund shares sold                                           90,595
Receivable for dividends and interest                                     63,372
                                                                 ---------------
   Total Assets                                                      101,559,432
                                                                 ---------------
Liabilities
Payable for fund shares repurchased                                       40,812
Accrued expenses                                                          47,275
Management fee payable                                                    51,837
Distribution fee payable (Class A Shares)                                 54,246
Distribution fee payable (Class B Shares)                                  1,513
Fund service fee payable                                                  28,014
                                                                 ---------------
   Total Liabilities                                                     223,697
                                                                 ---------------
Net Assets Applicable to Outstanding Shares                         $101,335,735
                                                                 ===============
Net Asset Value and Offering Price per Share
   Class A Shares
$99,392,706 / 19,207,900 shares outstanding                         $       5.17
Sales Charge -- 5.00% of offering price                                     0.27
                                                                 ---------------
Maximum Offering Price                                              $       5.44
                                                                 ===============


   Class B Shares
$1,943,029 / 379,304 shares outstanding                             $       5.12
                                                                 ===============

Net Assets Represent
Capital stock at par value                                          $    195,872
Paid-in capital                                                       80,562,087
Accumulated undistributed net investment income                           26,447
Accumulated undistributed net realized gain
  on investments                                                         772,451
Unrealized appreciation of investments                                19,778,878
                                                                 ---------------
Net Assets                                                          $101,335,735
                                                                 ===============
Investments at Cost                                                 $ 80,928,611
                                                                 ===============

Sentinel Emerging Growth Fund
Statement of Operations
For the Year Ended November 30, 1996
--------------------------------------------------------------------------------
Investment Income
Income:
Dividends                                                           $    701,340
Interest                                                                 909,012
                                                                 ---------------
   Total Income                                                        1,610,352

Expenses:
Management advisory fee                                                  599,236
Transfer agent and custodian                                             410,925
Distribution expense (Class A Shares)                                    278,965
Distribution expense (Class B Shares)                                      6,630
Accounting services                                                       39,110
Professional fees                                                         15,725
Reports and notices to shareholders                                       27,258
Directors' fees and expenses                                              10,720
Other                                                                     34,738
                                                                 ---------------
   Total Expenses                                                      1,423,307
   Expense Offset                                                       (29,645)
                                                                 ---------------
   Net Expenses                                                        1,393,662
                                                                 ---------------
Net Investment Income                                                    216,690
                                                                 ---------------
Realized and Unrealized Gain on Investments
Net realized gain on sales of investments                                772,415
Net change in unrealized appreciation                                 17,429,645
                                                                 ---------------
Net Realized and Unrealized Gain on Investments                       18,202,060

Net Increase in Net Assets from Operations                           $18,418,750
                                                                 ===============


                                              See Notes to Financial Statements.
8

Sentinel Emerging Growth Fund
Statement of Changes in Net Assets

--------------------------------------------------------------------------------



                                                          Year             Year
                                                         Ended            Ended
                                                      11/30/96         11/30/95
                                                  ------------     ------------
Increase in Net Assets from Operations
Net investment income                             $    216,690     $    247,950
Net realized gain on sales of investments              772,415       16,243,662
Net change in unrealized appreciation               17,429,645       (5,901,668)
                                                  ------------     ------------
Net increase in net assets from operations          18,418,750       10,589,944
                                                  ------------     ------------
Distributions to Shareholders
From net investment income
 Class A Shares                                       (438,193)               -
 Class B Shares                                              -                -
From realized gain on investments
 Class A Shares                                    (16,243,656)     (14,411,597)
 Class B Shares                                              -                -
                                                  ------------     ------------
Total distributions to shareholders                (16,681,849)     (14,411,597)
                                                  ------------     ------------
From Capital Share Transactions
Net proceeds from sales of shares
 Class A Shares                                     14,896,129       13,979,568
 Class B Shares                                      1,943,806                -
Net asset value of shares in reinvestment
 of dividends and distributions
 Class A Shares                                     15,171,070       13,135,828
 Class B Shares                                              -                -
                                                  ------------     ------------
                                                    32,011,005       27,115,396
Less: Payments for shares reacquired
 Class A Shares                                    (21,663,864)     (22,392,181)
 Class B Shares                                        (69,477)               -
                                                  ------------     ------------
Increase in net assets from capital share
 transactions                                       10,277,664        4,723,215
                                                  ------------     ------------
Total Increase in Net Assets for period             12,014,565          901,562
Net Assets: Beginning of period                     89,321,170       88,419,608
                                                  ------------     ------------
Net Assets: End of period                         $101,335,735     $ 89,321,170
                                                  ============     ============
Undistributed Net Investment Income
 at End of Period                                 $     26,447     $    247,950
                                                  ============     ============



See Notes to Financial Statements.

Sentinel Emerging Growth Fund
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

--------------------------------------------------------------------------------


                                                                                                             Nine
                                                            Year Ended    Year Ended    Year Ended   Months Ended
Class A Shares                                                11/30/96      11/30/95      11/30/94     11/30/93(A)
                                                            ----------    ----------    ----------   ------------
Net asset value at beginning of period                       $    5.20     $    5.53     $    6.87       $   6.49

Income from Investment Operations
Net investment income (loss)                                      0.01          0.02         (0.04)         (0.06)
Net realized and unrealized gain on investments                   0.95          0.56          0.18           0.44
                                                            ----------    ----------    ----------   ------------
Total from investment operations                                  0.96          0.58          0.14           0.38
                                                            ----------    ----------    ----------   ------------
Less Distributions
Dividends from net investment income                              0.03             -             -              -
Distributions from realized gains on investments                  0.96          0.91          1.48              -
                                                            ----------    ----------    ----------   ------------
Total Distributions                                               0.99          0.91          1.48              -
                                                            ----------    ----------    ----------   ------------
Net asset value at end of period                             $    5.17     $    5.20     $    5.53       $   6.87
                                                            ==========    ==========    ==========   ============
Total Return (%) *                                                22.0          12.2           2.0            5.9++

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                   1.47          1.56          1.58           1.52 +
Ratio of expenses to average net assets before
   expense reductions (%) **                                      1.51          1.60          1.58           1.52 +
Ratio of net investment income to average net assets (%)          0.23          0.26         (0.74)         (1.01)+
Portfolio turnover rate (%)                                         60            79            46             61
Average commission rate paid per share                       $   .0600           N/A           N/A            N/A
Net assets at end of period (000 omitted)                    $  99,393     $  89,321     $  88,420       $105,176

--------------------------------------------------------------------------------

                                                               Eight Months
Class B Shares                                             Ended 11/30/96(B)
                                                           -----------------
Net asset value at beginning of period                                $ 4.82
                                                           -----------------
Income from Investment Operations
Net investment loss                                                    (0.03)
Net realized and unrealized gain on investments                         0.33
                                                           -----------------
Total from investment operations                                        0.30
                                                           -----------------
Less Distributions
Dividends from net investment income                                       -
Distributions from realized gains on investments                           -
                                                           -----------------
Total Distributions                                                        -
                                                           -----------------
Net asset value at end of period                                      $ 5.12
                                                           =================
Total Return (%) *                                                       6.2 ++

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                         2.62 +
Ratio of expenses to average net assets before
   expense reductions (%) **                                            2.64 +
Ratio of net investment income to average net assets (%)               (0.91)+
Portfolio turnover rate (%)                                               60
Average commission rate paid per share                                $.0600
Net assets at end of period (000 omitted)                             $1,943




(A)  Commenced operations March 1, 1993.
(B)  Commenced operations April 1, 1996.
  +  Annualized
 ++  Not Annualized

  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

 ** Expense reductions are comprised of the voluntary expense reimbursements and include, effective 1995, the earnings credits as described in Notes (2) and (1) H.

N/A  Not applicable to periods prior to 1996.



See Notes to Financial Statements.

  Sentinel Growth Fund seeks long-term growth of capital through intensively managed
  primary investments in companies with seasoned, yet aggressive managements.


                             Sentinel Growth Fund


The Sentinel Growth Fund has undergone a significant restructuring over the last three years. That restructuring has emphasized taking major positions in market leaders capable of earning high returns on capital in growth industries such as biotechnology, energy services, pollution control and semiconductors.

The Sentinel Growth Fund earned a total return of 22.6% during the fiscal year ended November 30, 1996, while the S&P 500 produced a 27.9% return and the average fund in the Lipper Growth Fund universe earned a 21.1% return. Large capitalization stocks, which dominate the return on the S&P 500, outperformed medium and small cap stocks by a wide margin during the year. The strong performance of large cap stocks accelerated following the minor market correction that occurred in July. From that point through the end of November, investors favored large cap stocks as they sought out investments offering a high degree of liquidity and earnings predictability. The Sentinel Growth Fund, which is comprised mainly of medium-size stocks, benefited from the strong second-half surge in selected large cap holdings such as Intel, Microsoft, Schlumberger, Pfizer, and First Union Corporation.

Financial, retail, energy service, and technology stocks were among the strongest performing sectors for the year. The Fund benefited from good stock selection and participation in all four sectors . . . though our financial sector weighting was modest. Overweighted positions in the consumer and healthcare sectors hindered performance as a small number of companies in those sectors reported disappointing earnings growth, which penalized investors severely.

The Sentinel Growth Fund has undergone a significant restructuring over the last three years. That restructuring has emphasized taking major positions in market leaders capable of earning high returns on capital in growth industries such as biotechnology, energy services, pollution control and semiconductors. We are gratified that the results for the latest fiscal year show the Fund outperforming the average portfolio in the Lipper universe of growth funds.

While the overall stock market can no longer be described as inexpensive, an environment of slow economic growth and low interest rates is generally positive for growth stocks. Slow growth favors companies that are able to deliver predictable earnings growth, and low interest rates limit the risk of a decline in price-earnings ratios. The Fund is well-positioned for such an environment with a significant weighting in

------------------------------------
Average Annual
Total Return
Through 11/30/96

               w/sales    w/o sales
Period         charge+       charge
 1 Year         16.5%        22.6%
------------------------------------
 5 Years        10.4%        11.5%
------------------------------------
10 Years         9.5%        10.1%
------------------------------------

+Sales charge applicable to year of initial investment.

================================================================================
Sentinel Growth Fund Performance
Ten Years Ended 11/30/96

                           [LINE GRAPH APPEARS HERE]

Growth Fund
                          Growth Fund       Lipper's Growth           S&P
                            with/load             Fund Avg.           500
                            ---------             ---------           ---
            0 Nov.'86           9,500                10,000        10,000
            1 Nov.'87           8,888                 9,306         9,531
            2 Nov.'88           9,928                11,295        11,746
            3 Nov.'89          12,682                14,565        15,364
            4 Nov.'90          12,509                13,601        14,832
            5 Nov.'91          14,410                17,276        17,845
            6 Nov.'92          17,359                20,769        21,135
            7 Nov.'93          17,130                22,386        23,264
            8 Nov.'94          16,249                22,337        23,514
            9 Nov.'95          20,290                30,076        32,194
           10 Nov.'96          24,876                36,419        41,162

Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Index and Average shown above, you should note that the Fund's performance reflects the maximum 5% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results.



Chart Ending Values
& Legend
Ten Years ended 11/30/96

--------Sentinel                 $24,876
        Growth
        Fund

- - - - Standard &               $41,162
        Poor's 500
        Stock Index*

--- - - Lipper                   $36,419
        Growth
        Fund Average


*An unmanaged index of stocks reflecting average prices in the stock market.

market leading companies that we believe will deliver predictable, above-average growth. Risk is limited by the Fund's broad diversification across all major sectors and an aggregate price/earnings multiple that is close to that of the overall market.

We appreciate your continued support and look forward to helping you achieve your goal of long-term capital appreciation.


/s/ Robert L. Lee

Robert L. Lee, CFA

Sentinel Growth Fund
Investment in Securities
at November 30, 1996

----------------------------------------------------------------------------
                                            Shares                   Value
                                                                   (Note 1)
----------------------------------------------------------------------------
  Common Stocks 98.3%
  Auto Parts & Repair - 2.0%
  Pep Boys -
   Manny Moe & Jack                          37,500              $ 1,373,438
                                                                 -----------
  Banks - 1.6%
  First Union Corp                           15,000                1,145,625
                                                                 -----------
  Biotechnology - 4.4%
* Amgen Inc                                  26,000                1,582,750
* Biogen Inc                                 14,600                  558,450
* Centocor Inc                               10,100                  279,012
* Chiron Corp                                17,600                  341,000
  Genzyme Corp                               14,000                  318,500
                                                                 -----------
                                                                   3,079,712
                                                                 -----------
  Building Materials - 2.4%
  Sherwin Williams                           30,000                1,702,500
                                                                 -----------
  Computers - 1.1%
  Hewlett Packard                            14,000                  754,250
                                                                 -----------
  Business Services - 7.0%
  Electronic Data Systems                    30,000                1,451,250
  First Data Corp                            24,000                  957,000
  Omnicom Group                              48,000                2,448,000
                                                                 -----------
                                                                   4,856,250
                                                                 -----------
  Consumer Services - 1.0%
  Hillenbrand Industries                     16,900                  623,187
                                                                 -----------
  Drugs - 5.8%
  American Home Products                     21,100                1,355,675
  Pfizer Inc                                 14,500                1,299,563
  Schering Plough Corp                       20,000                1,425,000
                                                                 -----------
                                                                   4,080,238
                                                                 -----------
  Electronics - 1.8%
  Methode Electronics                        25,000                  481,250
  Motorola                                   14,000                  775,250
                                                                 -----------
                                                                   1,256,500
                                                                 -----------
  Energy - 1.9%
  Enron Corp                                 15,000                  686,250
  Union Pacific Resources                    21,986                  656,832
                                                                 -----------
                                                                   1,343,082
                                                                 -----------
  Environmental Control - 3.4%
  Donaldson Co                               55,000                1,677,500
* US Filter Corp                             20,900                  715,825
                                                                 -----------
                                                                   2,393,325
                                                                 -----------
  Financial - 5.6%
  American Express Co                        26,800                1,400,300
  Student Loan Marketing                     26,000                2,499,250
                                                                 -----------
                                                                   3,899,550
                                                                 -----------
  Restaurants - 1.0%
* Outback Steakhouse                         25,000                  721,875
                                                                 -----------
  Healthcare Providers - 8.2%
  Columbia/HCA Healthcare                    31,500                1,260,000
  Integrated Health Services                 51,000                1,122,000
* Medpartners Inc                            87,600                1,992,900
* Renal Treatment Centers                    15,000                  390,000
  United Healthcare Corp                     23,000                  991,875
                                                                 -----------
                                                                   5,756,775
                                                                 -----------
  Industrial - Diversified - 2.4%
  Crown Cork & Seal                          14,000              $   742,000
  Grace (W.R.)                               18,000                  951,750
                                                                 -----------
                                                                   1,693,750
                                                                 -----------
  Insurance - 1.2%
  Equitable of Iowa                          19,000                  850,250
                                                                 -----------
  Medical - Equipment & Supplies - 3.5%
  Dentsply International                     30,000                1,395,000
  Johnson & Johnson                          20,000                1,062,500
                                                                 -----------
                                                                   2,457,500
                                                                 -----------
  Oil Field Equipment - 6.6%
  Halliburton Co                             12,300                  741,075
  Schlumberger Ltd                           19,000                1,976,000
  Smith International                        46,600                1,904,775
                                                                 -----------
                                                                   4,621,850
                                                                 -----------
  Retail - 14.2%
  Ethan Allen Interiors                      65,000                2,161,250
  Home Depot Inc                             35,500                1,850,437
  Nordstrom Inc                              17,000                  739,500
  Sears Roebuck                              25,000                1,243,750
* Staples Inc                                48,000                  948,000
  TJX Companies                              65,000                2,933,125
                                                                 -----------
                                                                   9,876,062
                                                                 -----------
  Semiconductors &
  Semiconductor Equipment - 11.1%
* Applied Materials Inc                      53,000                2,020,625
  Intel                                      23,100                2,930,813
* KLA Instruments                            22,000                  781,000
* LAM Research Corp                          18,000                  645,750
* Novellus Systems Inc                       10,800                  621,000
* Tencor Instruments                         27,000                  718,875
                                                                 -----------
                                                                   7,718,063
                                                                 -----------
  Software - 4.1%
* Microsoft Corp                             18,000                2,823,750
                                                                 -----------
  Telecommunications - 4.7%
* Airtouch Communications                    25,000                  640,625
* Worldcom Inc                              115,000                2,659,375
                                                                 -----------
                                                                   3,300,000
                                                                 -----------
  Tobacco - 3.3%
  Philip Morris                              22,000                2,268,750
                                                                 -----------

----------------------------------------------------------------------------
                                      Principal Amount               Value
                                         (M=$1,000)                (Note 1)
----------------------------------------------------------------------------
  Total Common Stocks
  (Cost $55,434,202)                                              68,596,282
                                                                 -----------
  Corporate Short-Term Notes 1.3%
  Prudential Funding Corp. 5.23%,
   12/02/96
   (Cost $949,862)                             950M              $   949,862
                                                                 -----------
  Total Investments
   (Cost $56,384,064)**                                           69,546,144

  Excess of Other Assets
   Over Liabilities 0.4%                                             270,137
                                                                 -----------
  Net Assets                                                     $69,816,281
                                                                 ===========

------------------------------------------------------
 * Non-income producing.

** Also cost for federal income tax purposes. At November 30, 1996, net unrealized appreciation for federal income tax purposes aggregated $13,162,080 of which $14,170,094 related to appreciated securities and $1,008,014 related to depreciated securities.



See Notes to Financial Statements.

Sentinel Growth Fund
Statement of Assets and Liabilities
at November 30, 1996
--------------------------------------------------------------------------------

Assets
Investments at value                               $69,546,144
Cash and cash equivalents                              347,040
Receivable for fund shares sold                          3,044
Receivable for dividends                                59,851

   Total Assets                                     69,956,079

Liabilities
Payable for fund shares repurchased                      4,335
Accrued expenses                                        49,712
Management fee payable                                  35,146
Distribution fee payable                                34,317
Fund service fee payable                                16,288
                                                   -----------
   Total Liabilities                                   139,798
                                                   ===========
Net Assets Applicable to Outstanding Shares        $69,816,281
                                                   ===========
Net Asset Value and Offering Price Per Share
$69,816,281 / 3,974,158 shares outstanding              $17.57
Sales Charge--5.00% of Offering Price                     0.92
                                                   -----------
Maximum Offering Price Per Share                        $18.49
                                                   ===========

Net Assets Represent
Capital stock at par value                         $    39,742
Paid-in capital                                     45,441,055
Accumulated undistributed net investment income         21,641
Accumulated undistributed net realized gain
 on investments                                     11,151,763
Unrealized appreciation of investments              13,162,080
                                                   -----------
Net Assets                                         $69,816,281
                                                   ===========
Investments at Cost                                $56,384,064
                                                   ===========


Sentinel Growth Fund
Statement of Operations
For the Year Ended November 30, 1996
--------------------------------------------------------------
Investment Income
Income:
Dividends                                          $   877,768
Interest                                               109,819
                                                   -----------
   Total Income                                        987,587
                                                   ===========
Expenses:
Management advisory fee                                404,738
Transfer agent and custodian                           235,646
Distribution expense                                   189,755
Accounting services                                     26,425
Professional fees                                       11,350
Reports and notices to shareholders                     13,678
Directors' fees and expenses                             7,242
Other                                                   21,212

    Total Expenses                                     910,046
    Expense Offset                                     (20,536)
                                                   -----------
    Net Expenses                                       889,510
                                                   -----------
Net Investment Income                                   98,077
                                                   -----------
Realized and Unrealized Gain on Investments
Net realized gain on sales of investments           11,151,783
Net change in unrealized appreciation                1,875,022
                                                   -----------
Net Realized and Unrealized Gain on Investments     13,026,805
                                                   -----------
Net Increase in Net Assets from Operations         $13,124,882
                                                   ===========

                      See Notes to Financial Statements.


Sentinel Growth Fund
Statement of Changes in Net Assets

------------------------------------------------------------------------------


                                                          Year            Year
                                                         Ended           Ended
                                                      11/30/96        11/30/95
                                                   -----------     -----------
Increase in Net Assets from Operations
Net investment income                              $    98,077     $   228,927
Net realized gain on sales of investments           11,151,783       9,038,335
Net change in unrealized appreciation                1,875,022       2,732,693
                                                   -----------     -----------
Net increase in net assets from operations          13,124,882      11,999,955
                                                   -----------     -----------
Distributions to Shareholders
From net investment income                            (258,814)       (139,887)
From net realized gain on investments               (9,038,321)     (7,982,066)
                                                   -----------     -----------
Total distributions to shareholders                 (9,297,135)     (8,121,953)
                                                   -----------     -----------
From Capital Share Transactions
Net proceeds from sales of shares                    6,445,280       5,940,101
Net asset value of shares in reinvestment
 of dividends and distributions                      8,450,217       7,247,471
                                                   -----------     -----------
                                                    14,895,497      13,187,572
Less: Payments for shares reacquired                (9,353,332)     (7,065,780)
                                                   -----------     -----------
Increase in net assets from capital share
 transactions                                        5,542,165       6,121,792
                                                   -----------     -----------
Total Increase in Net Assets for period              9,369,912       9,999,794
Net Assets: Beginning of period                     60,446,369      50,446,575
                                                   -----------     -----------
Net Assets: End of period                          $69,816,281     $60,446,369
                                                   ===========     ===========
Undistributed Net Investment Income
 at End of Period                                  $    21,641     $   182,378
                                                   ===========     ===========





See Notes to Financial Statements.

Sentinel Growth Fund
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

--------------------------------------------------------------------------------

                            Year Ended      Year Ended     Year Ended      Year Ended     Year Ended
                              11/30/96        11/30/95       11/30/94        11/30/93       11/30/92
                            ----------      ----------     ----------      ----------     ----------
Net asset value at
 beginning of period         $   16.93       $   16.15      $   17.51       $   18.56        $ 15.99
                            ----------      ----------     ----------      ----------     ----------
Income from Investment
 Operations
Net investment income             0.03            0.07           0.05            0.04           0.11
Net realized and
 unrealized gain (loss)
 on investments                   3.23            3.33          (0.92)          (0.28)          3.07
                            ----------      ----------     ----------      ----------     ----------
Total from investment
 operations                       3.26            3.40          (0.87)          (0.24)          3.18
                            ----------      ----------     ----------      ----------     ----------
Less Distributions
Dividends from net
 investment income                0.07            0.05           0.03            0.04           0.16
Distributions from
 realized gains on
 investments                      2.55            2.57           0.46            0.77           0.45
                            ----------      ----------     ----------      ----------     ----------
Total Distributions               2.62            2.62           0.49            0.81           0.61
                            ----------      ----------     ----------      ----------     ----------
Net asset value at end of
 period                      $   17.57       $   16.93      $   16.15       $   17.51        $ 18.56
                            ==========      ==========     ==========      ==========     ==========
Total Return (%) *                22.6            24.9           (5.1)           (1.3)          20.5

Ratios/Supplemental Data
Ratio of net expenses to
 average net assets (%)           1.40            1.50           1.43            1.31           1.05
Ratio of expenses to
 average net assets before
 expense reductions (%) **        1.43            1.54           1.43            1.31           1.05
Ratio of net investment
 income to average net
 assets (%)                       0.16            0.42           0.30            0.22           0.63
Portfolio turnover rate (%)         98              84             58              12             28
Average commission rate
 paid per share              $   .0600             N/A            N/A             N/A            N/A
Net assets at end of
 period (000 omitted)        $  69,816       $  60,446      $  50,447       $  57,833        $63,664




 * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

** Expense reductions are comprised of the voluntary expense reimbursements and include, effective 1995, the earning credits as described in Notes (2) and
    (1) H.

N/A Not applicable to periods prior to 1996.



See Notes to Financial Statements.

   Sentinel World Fund seeks long-term growth of capital principally through investments in a diversified portfolio of marketable equity securities of established non-U.S. companies.

                              Sentinel World Fund

Regionally, we still find the greatest preponderance of attractive investments to be in Europe, where managements have become increasingly focused on delivering shareholder value.

During the twelve months ended November 30, 1996, the Sentinel World Fund provided a return of 15.5%, exceeding the 12.1% generated by the Europe, Australia, and Far East (EAFE) Index as well as the 14.5% gain for the average international equity fund in the Lipper universe. Relative performance was aided by favorable stock selection in addition to the fund's underweighting in Japan, a poor performing market in the period.

Global equity markets were boosted once again by strong performance from U.S. stocks, which rose by 28% due to contained inflation, moderate economic growth, and large inflows to mutual funds. Although Europe and the smaller markets in the Pacific Rim were generally able to keep pace, Japanese stocks produced an unsatisfactory decline of 4% for the period owing to continued fragility in Tokyo's financial system and a 10% slide in the value of the yen.

The fund's heavy representation in European financial and stable growth-oriented companies was helpful to performance given the declining interest-rate environment and stagnant economic growth that prevailed in Europe during most of 1996. Also contributing to results was a healthy allocation to the continent's smaller markets, which generally fared best, as well as the overweight in the region as a whole.

In the Far East, the World Fund was well positioned in many of Japan's leading export companies, such as Toyota, Fuji Photo Film, Canon, and TDK, which delivered above-average performance given their high sensitivity to the weakness in the yen. In Southeast Asia, however, our posturing was generally too conservative, both in terms of the types of companies held, and the weighting in Hong Kong, which recorded the largest gain of any country in the EAFE index.

Looking to 1997, a much more mundane global market climate can be envisioned, with perhaps an increased level of volatility following such unusually high rates of return of the past two years. Regionally, we still find the greatest preponderance of attractive investments to be in Europe, where managements have become increasingly focused on delivering shareholder value. We remain comfortable with the fund's defensive positioning, and as always, will continue to be broadly diversified in high quality companies that are attractively valued on a global basis.


/s/ Erik B. Granade
Erik B. Granade, CFA
--------------------------------------------------------------------------------

Sentinel World Fund Performance
3/1/93 inception through 11/30/96

Average Annual
Total Return
Through 11/30/96
                  w/sales    w/o sales
Period            charge+     charge
1 Year             9.7%        15.5%
--------------------------------------
Since
 Inception*       13.8%        15.3%
--------------------------------------

*3/1/93
+Sales charge applicable to year of initial investment.

World Fund
                        World Fund      Lipper's Int'l.   EAFE
                        with/load       Fund Avg.         Index
        -------        ----------      ---------------    ------
0        3/01/93           9,500           10,000         10,000
1       11/30/93          11,786           12,211         12,027
2       11/30/94          12,746           13,221         13,837
3       11/30/95          14,050           14,198         14,930
4       11/30/96          16,226           16,259         16,736

                           [LINE GRAPH APPEARS HERE]


Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Index and Average shown above, you should note that the Fund's performance reflects the maximum 5% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results. Performance will vary for each class of shares due to differences in expenses paid with respect to each class of shares.

Chart Ending Values
& Legend
3/1/93 inception
through 11/30/96

____Sentinel             $16,226
    World
    Fund

--- Morgan               $16,736
    Stanley's Capital
    International "EAFE"
    (Europe, Australia,
    Far East) Index*

__..Lipper               $16,259
    International
    Fund Average

*  An unmanaged index of 1,114
   companies representing the stock
   markets of Europe, Australia,
   New Zealand and the Far East.

Sentinel World Fund
Investment in Securities
at November 30, 1996

-----------------------------------------------------------------
                               Shares                   Value
                                                       (Note 1)
-----------------------------------------------------------------
Common Stocks 93.9%
Argentina 1.3%
YPF S. A. (ADR)                               40,000  $   930,000
Australia 4.7%                                        -----------
CRA Ltd.                                      64,625    1,082,303
National Australia                           126,880    1,585,139
Qantas Airways                               165,000      257,336
Westpac Bank Corp Ord.                        96,008      576,206
                                                      -----------
                                                        3,500,984
                                                      -----------
Denmark 2.6%
Novo Nordisk (ADR)                            25,000    1,153,125
Tele Danmark (ADR)                            30,000      750,000
                                                      -----------
                                                        1,903,125
                                                      -----------
Finland 2.9%
Cultor                                        15,400      734,398
Nokia Corp. (ADR)                             25,000    1,403,125
                                                      -----------
                                                        2,137,523
                                                      -----------
France 4.9%
Alcatel Alsthom (ADR)                         40,005      740,093
Elf Aquitaine (ADR)                           28,785    1,262,942
Guyenne et Gascogne                            1,940      708,557
Societe Generale                               8,850      966,316
                                                      -----------
                                                        3,677,908
                                                      -----------
Germany 4.8%
Bayer A.G. Ord.                               25,000    1,003,573
Bayerische Motoren Werke                       1,300      837,675
Siemens A.G.                                  13,000      626,567
Veba A.G.                                     19,000    1,111,367
                                                      -----------
                                                        3,579,182
                                                      -----------
Hong Kong 2.3%
China Light & Power Co.                      210,000      901,707
HSBC Holdings                                 40,890      851,434
                                                      -----------
                                                        1,753,141
                                                      -----------
Italy 1.5%
Istituto Mobiliare
  Italia (ADR)                                44,000    1,144,000
                                                      -----------
Japan 23.3%
Canon                                         50,000    1,054,019
Dai Nippon Printing Co                        55,000    1,004,831
Dai Tokyo Fire & Marine                      110,000      666,667
Daiichi Corp.                                 37,000      786,473
Daiichi Pharmaceuticals                       57,000      891,173
Fuji Photo Film                               31,000      972,069
Hitachi Koki Co. Ord.                        105,000      874,308
Ito-Yokado                                    14,000      707,071
Kirin Beverage                                50,000      671,937
Kyocera Corp.                                 18,000    1,157,312
Mitsubishi Heavy Industry                    120,000      980,237
Murata Manufacturing                          33,000    1,127,536
Nomura Securities                             40,000      674,572
Sankyo Co LTD                                 40,000    1,071,585
Sekisui House                                 90,000      964,427
TDK Corp.                                     16,000    1,031,532
Teijin                                       180,000      858,498
Toshiba Corp.                                115,000      740,404
Toyota Motors Corp. Ord.                      42,000    1,147,299
                                                      -----------
                                                       17,381,950
                                                      -----------
Malaysia 0.5%
Malaysian Int'l. Shipping                    120,000      379,897
                                                      -----------
-----------------------------------------------------------------
                             Shares                    Value
                                                       (Note 1)
-----------------------------------------------------------------
Mexico 1.1%
Telefonos de Mexico (ADR)     27,500                  $   835,313
                                                      -----------
Netherlands 10.1%
ABN Amro Bank                 21,219                    1,372,734
Akzo Nobel N.V.                8,400                    1,113,611
Elsevier                      60,000                    1,021,661
Hollandsche Benton
  Groep N.V.                   3,900                      738,619
ING Groep N.V.                27,290                      954,660
Koninklijke Pt.               20,872                      780,917
Unilever N V (ADR)             9,000                    1,558,125
                                                      -----------
                                                        7,540,327
                                                      -----------
Norway 1.2%
Norsk Hydro (ADR)             18,000                      904,500
                                                      -----------
Singapore 3.3%
Jardine Matheson             141,232                      932,131
Malaysian Int'l. Shipping    126,666                      370,289
Singapore Int'l. Airlines    125,000                    1,176,471
                                                      -----------
                                                        2,478,891
                                                      -----------
South Korea 0.5%
Pohang Iron & Steel Co.        6,740                      337,427
                                                      -----------
Spain 6.1%
Banco Popular                  5,500                    1,065,612
Banco Santander               18,000                      975,376
Repsol (ADR)                  42,500                    1,556,563
Telefonica de
  Espana S.A. (ADR)           15,000                      990,000
                                                      -----------
                                                        4,587,551
                                                      -----------
Sweden 4.2%
Aga B Free                    60,000                      914,355
Astra AB B Free               30,000                    1,407,215
Volvo AB B                    37,500                      822,362
                                                      -----------
                                                        3,143,932
                                                      -----------
Switzerland 4.2%
Ciba Geigy Registered            725                      894,740
Globus PC                      1,350                      636,266
Nestle A.G. Registered           875                      947,303
Sandoz Registered                575                      666,947
                                                      -----------
                                                        3,145,256
                                                      -----------
United Kingdom 14.4%
Albright & Wilson            300,000                      913,055
Allied Irish Bank            192,815                    1,272,557
Assoc. Brit. Food            140,000                    1,039,335
Boots Co. plc                 90,000                      960,977
Glaxo Hldg plc (ADR)          37,500                    1,232,813
Guinness plc                 120,000                      897,921
Johnson Matthey plc          100,000                      914,736
National Westminster
  Bank plc                    76,342                      883,821
Severn Trent Water plc       108,669                    1,195,034
Tesco plc                    247,847                    1,419,050
                                                      -----------
                                                       10,729,299
                                                      -----------
Total Common Stocks
  (Cost $58,896,675)                                   70,090,206
                                                      -----------
Preferred Stock 1.4%
Germany
RWE A.G.
  (Cost $643,623)             27,660                    1,012,972
                                                      -----------
-----------------------------------------------------------------
                                Principal Amount         Value
                                    (M=$1,000)          (Note 1)
-----------------------------------------------------------------

Corporate Short-Term Notes 2.3%
Beneficial Corp. 5.27%,
  12/05/96                            800M            $   799,532
Prudential Funding 5.18%,
  12/02/96                            900M                899,870
                                                      -----------
Total Corporate Short Term Notes
  (Cost $1,699,402)                                     1,699,402
                                                      -----------
Total Investments
  (Cost $61,239,700)*                                  72,802,580

Excess of Other Assets
  Over Liabilities 2.4%                                 1,842,665
                                                      -----------
Net Assets                                            $74,645,245
                                                      ===========

-----------------------------------------------------------------
                          Summary of Foreign Securities
                           by Industry Classification

                             Percent of      Value
Industry                     Net Assets     (Note 1)
Airlines                            1.9%  $ 1,433,807
Appliances, Furnishings             1.0%      786,473
Automotive Mfg. & Related           3.8%    2,807,336
Banks                              15.6%   11,647,855
Building, Construction              2.3%    1,703,046
Chemicals                           7.6%    5,697,833
Consumer Discretionary              1.4%    1,021,661
Consumer Staples                    1.4%    1,039,335
Diversified Industries              2.7%    2,059,667
Drugs                               7.1%    5,269,733
Electrical Equipment                1.8%    1,366,971
Electronics                         2.9%    2,188,844
Energy                              1.5%    1,111,367
Financial Services                  0.9%      674,572
Foods, Beverage                     4.4%    3,251,559
Hospital Mgmt, Supply               1.5%    1,153,125
Household Staples                   2.1%    1,558,125
Insurance                           0.9%      666,667
Machinery                           2.5%    1,854,545
Manufacturing & Process             1.3%      972,069
Non-Ferrous Metals                  2.7%    1,997,039
Office Equipment                    1.4%    1,054,019
Petroleum                           6.2%    4,654,005
Printing, Publishing                1.3%    1,004,831
Retail Food                         2.9%    2,127,607
Retail General                      3.1%    2,304,314
Steel                               0.5%      337,427
Telecommunications                  2.9%    2,143,218
Trucking, Shipping                  1.0%      750,186
Utilities - Electric                2.6%    1,914,679
Utilities - Telephone               4.5%    3,356,229
Utilities - Water                   1.6%    1,195,034
                                   ----   -----------
                                   95.3%  $71,103,178
                                   ====   ===========

* Also cost for federal income tax purposes. At November 30, 1996, net unrealized appreciation for federal income tax purposes aggregated $11,562,880 of which $13,761,125 related to appreciated securities and $2,198,245 related to depreciated securities.

   (ADR) - American Depository Receipt


                                              See Notes to Financial Statements.

Sentinel World Fund
Statement of Assets and Liabilities
at November 30, 1996



Assets
Investments at value                            $72,802,580
Cash and cash equivalents                           507,284
Foreign currency (cost $2,051,995)                2,016,129
Receivable for fund shares sold                       9,556
Receivable for dividends and interest               196,702

  Total Assets                                   75,532,251
                                                -----------
Liabilities
Payable for securities purchased                    763,807
Payable for fund shares repurchased                     220
Accrued expenses                                     35,411
Management fee payable                               37,829
Distribution fee payable (Class A Shares)            34,638
Distribution fee payable (Class B Shares)             2,489
Fund service fee payable                             12,612

  Total Liabilities                                 887,006
                                                -----------
Net Assets Applicable to Outstanding Shares     $74,645,245
                                                ===========

Net Asset Value and Offering Price per Share
  Class A Shares
$71,457,559 / 4,554,373 shares outstanding      $     15.69
Sales Charge -- 5.00% of offering price                0.83
                                                -----------
Maximum Offering Price                          $     16.52
                                                ===========
 Class B Shares
$3,187,686 / 204,653 shares outstanding         $     15.58
                                                ===========


Net Assets Represent
Capital stock at par value                      $    47,590
Paid-in capital                                  61,427,566
Accumulated undistributed net investment income     512,082
Accumulated undistributed net realized gain
  on investments                                  1,128,545
Unrealized appreciation of investments           11,529,462
                                                -----------
Net Assets                                      $74,645,245

Investments at Cost                             $61,239,700
                                                ===========

Sentinel World Fund
Statement of Operations
For the Year Ended November 30, 1996
------------------------------------------------------------------------------------
Investment Income
Income:
Dividends                                                   $1,330,918   *
Interest                                                       152,539
                                                            ----------
  Total Income                                               1,483,457
                                                            ----------
Expenses:
Management advisory fee                                        397,852
Transfer agent and custodian                                   244,946
Distribution expense (Class A Shares)                          183,351
Distribution expense (Class B Shares)                           10,900
Accounting services                                             22,821
Professional fees                                               14,700
Reports and notices to shareholders                             10,138
Directors' fees and expenses                                     7,197
Other                                                           39,624
                                                            ----------
  Total Expenses                                               931,529
  Expense Offset                                               (29,561)
                                                            ----------
  Net Expenses                                                 901,968
                                                            ----------
Net Investment Income                                          581,489
                                                            ----------
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments                                                  1,160,321
Foreign currency transactions                                  (73,682)
                                                            ----------
   Net realized gain                                         1,086,639
                                                            ----------
Net change in unrealized appreciation during the period:
Investments                                                  7,069,103
Foreign currency transactions                                  (11,848)
                                                            ----------
Net change in unrealized appreciation                        7,057,255
                                                            ----------
Net Realized and Unrealized Gain on Investments              8,143,894
                                                            ----------
Net Increase in Net Assets from Operations                  $8,725,383
                                                            ==========

* Net of Foreign Tax Withholding of $183,535



                      See Notes to Financial Statements.

Sentinel World Fund
Statement of Changes in Net Assets
-------------------------------------------------------------------------------

                                                       Year                Year
                                                      Ended               Ended
                                                     11/30/96           11/30/95
                                                  -------------     ------------
Increase in Net Assets from Operations
Net investment income                              $    581,489     $    349,068
Net realized gain on sales of investments             1,086,639          355,098
Net change in unrealized appreciation                 7,057,255        3,563,174
                                                 --------------    -------------
Net increase in net assets from operations            8,725,383        4,267,340
                                                 --------------    -------------
Distributions to Shareholders
From net investment income
 Class A Shares                                        (471,463)        (286,485)
 Class B Shares                                               -                -
From realized gain on investments
 Class A Shares                                        (228,430)        (505,083)
 Class B Shares                                               -                -
                                                ---------------    -------------
Total distributions to shareholders                    (699,893)        (791,568)
                                                ---------------    -------------
From Capital Share Transactions
Net proceeds from sales of shares
 Class A Shares                                      27,277,778       15,888,398
 Class B Shares                                       3,168,407                -
Net asset value of shares in reinvestment
 of dividends and distributions
 Class A Shares                                         660,554          761,890
 Class B Shares                                               -                -
                                                ---------------    -------------
                                                     31,106,739       16,650,288
Less: Payments for shares reacquired
 Class A Shares                                     (12,059,284)     (14,394,477)
 Class B Shares                                        (129,688)               -
                                               ----------------    -------------
Increase in net assets from capital share
 transactions                                        18,917,767        2,255,811
                                               ---------------    --------------
Total Increase in Net Assets for period              26,943,257        5,731,583
Net Assets: Beginning of period                      47,701,988       41,970,405
                                               ----------------   --------------
Net Assets: End of period                          $ 74,645,245     $ 47,701,988
                                               ================   ==============
Undistributed Net Investment Income
 at End of Period                                 $     512,082    $     475,738
                                               ================   ==============


See Notes to Financial Statements.

Sentinel World Fund (A)
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.



                                                                   Nine
                              Year        Year        Year         Months
                              Ended       Ended       Ended        Ended
Class A Shares               11/30/96    11/30/95   11/30/94   11/30/93(B)
                             ---------   --------   --------   ----------
Net asset value at
 beginning of period         $   13.78   $ 12.74    $ 11.86    $  9.56
                             ---------   -------    --------   ----------
Income from Investment
 Operations
Net investment income             0.12      0.14        0.08         0.02
Net realized and
 unrealized gain on
 investments                      1.99      1.14        0.89         2.28
                             ---------   -------    --------   ----------
Total from investment
 operations                       2.11      1.28        0.97         2.30
                             ---------   -------    --------   ----------
Less Distributions
Dividends from net
 investment income                0.13      0.09        0.03            -
Distributions from
 realized gains on
 investments                      0.07      0.15        0.06            -
                             ---------   -------    --------   ----------
Total Distributions               0.20      0.24        0.09            -
                             ---------   -------    --------   ----------
Net asset value at end of
 period                      $   15.69   $ 13.78    $  12.74   $    11.86
                             =========   =======    ========   ==========

Total Return (%) **              15.5      10.2         8.2         24.1     ++

Ratios/Supplemental Data
Ratio of net expenses to
 average net assets (%)          1.43       1.56        1.58         2.00     +
Ratio of expenses to
 average net assets before
   expense reductions (%)
    ***                          1.48       1.63        1.58         2.12     +
Ratio of net investment
 income to average net
 assets (%)                      0.94       0.79        0.62         0.41     +*
Portfolio turnover rate (%)        14         32          30           66
Average commission rate
 paid per share              $   0.0445      N/A         N/A          N/A
Net assets at end of
 period (000 omitted)        $   71,458  $  47,702   $  41,970    $  16,872
--------------------------------------------------------------------------------
                                     Eight Months
Class B Shares                    Ended 11/30/96(C)
Net asset value at beginning of period                    $ 14.49
                                                          --------
Income from Investment Operations
Net investment loss                                         (0.08)
Net realized and unrealized gain on investments              1.17
                                                          --------
Total from investment operations                             1.09
                                                          --------
Less Distributions
Dividends from net investment income                            -
Distributions from realized gains on investments                -
                                                          --------
Total Distributions                                             -
                                                          --------
Net asset value at end of period                          $ 15.58
                                                          ========

Total Return (%) **                                           7.5   ++

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)              2.56   +
Ratio of expenses to average net assets before
   expense reductions (%) ***                                2.59   +
Ratio of net investment loss to average net assets (%)      (0.19)  +
Portfolio turnover rate (%)                                    14
Average commission rate paid per share                    $0.0455
Net assets at end of period (000 omitted)                 $ 3,188

     (A) As of April 1, 1996 INVESCO Capital Management, Inc. became the sub-advisor to the Fund.
     (B)  Commenced operations March 1, 1993.
     (C)  Commenced operations April 1, 1996.
     +    Annualized
     ++   Not Annualized
     * Ratio of net investment income to average net assets would have been .29% in 1993, in the absence of a voluntary expense reimbursement.
     ** Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

     *** Expense reductions are comprised of the voluntary expense reimbursements and include, effective 1995, the earning credits as described in Notes (2) and (1) H.
     N/A  Not Applicable to periods prior to 1996.

See Notes to Financial Statements.

 Sentinel Common Stock Fund seeks a combination of current income and long-term growth of both capital and income through investments in the common stocks of many well-established dividend paying companies.


                           Sentinel Common Stock Fund


For the second year in a row, one of the strongest sectors in the stock market was the financial services group. The Sentinel Common Stock Fund again benefited from this trend, with significant holdings in both banking and insurance companies.

The Sentinel Common Stock Fund produced a total return of 27.2% for the fiscal year ended November 30, 1996. This figure was slightly below the 27.9% return for the Standard & Poor's 500, but well ahead of the 23.8% average return for the universe of Lipper Growth & Income Funds.

While the stock market appreciated strongly during the year, the ride was far from smooth. Vigorous economic growth early in the year propelled the market higher, leading to some speculative excesses, particularly among the small capitalization issues, in early spring. When economic activity began to show signs of slowing, the market suffered a minor correction in July. Since that time, however, with the consensus shifting back to a forecast of moderate growth, restrained inflation and relatively low interest rates, the market again rallied strongly, and ended November near its all-time high. Also contributing to the year-end strength were the results of the national election, which again produced a balanced government, with the Republicans controlling the United States Congress, and the Democrats the White House.

For the second year in a row, one of the strongest sectors in the stock market was the financial services group. The Sentinel Common Stock Fund again benefited from this trend, with significant holdings in both banking and insurance companies. Also very positively impacting performance of the Fund were substantial holdings in consumer growth stocks (particularly pharmaceutical companies) and our long-standing investments in the energy sector (especially our holdings in oilfield service companies and diversified natural gas companies). The weakest sector in the stock market has been the electrical and telephone utilities. Although traditionally a strong source of dividend income for the Sentinel Common Stock Fund, we have de-emphasized these groups in recent years due to concerns about competitive pressures, retaining holdings in only a very few, better positioned companies.

Looking forward, we anticipate that 1997 will bring a continuation of the trend of modest economic growth and restrained inflation. We believe that, in such a moderate growth, stable interest rate environment, the market will continue to favor the stocks of companies with consistent earnings records. The Sentinel Common Stock Fund continues to maintain sizable commitments to the financial, energy, consumer products and healthcare areas, all of which should benefit in the anticipated economic environment.

-------------------------------------
Average Annual
Total Return
Through 11/30/96
                   w/sales  w/o sales
  Period           charge+  charge
 1 Year             20.8%    27.2%
-------------------------------------
 5 Years            14.9%    16.1%
-------------------------------------
10 Years            12.5%    13.0%
-------------------------------------

+Sales charge applicable to year of initial investment.

Sentinel Common Stock Fund Performance
Ten Years Ended 11/30/96

                           [LINEGRAPH APPEARS HERE]


Common Stock Fund              Common Stock              Lipper's Growth &           S&P

                                 with/load                Income Fund Avg.           500
        0 Nov.'86                     9,500                       10,000                10,000
        1 Nov.'87                     8,647                        9,434                 9,531
        2 Nov.'88                    10,357                       11,429                11,746
        3 Nov.'89                    13,010                       14,191                15,364
        4 Nov.'90                    12,699                       13,362                14,832
        5 Nov.'91                    15,378                       16,125                17,845
        6 Nov.'92                    17,946                       19,291                21,135
        7 Nov.'93                    19,517                       21,094                23,264
        8 Nov.'94                    19,163                       21,159                23,514
        9 Nov.'95                    25,455                       27,713                32,194
       10 Nov.'96                    32,369                       34,306                41,162


Chart Ending Values & Legend
Ten years ended 11/30/96

------- Sentinel Common Stock Fund            $32,369

- - - - Standard & Poor's 500 Stock Index*    $41,162

--- - - Lipper Growth & Income Fund Average   $34,306


*An unmanaged index of stocks reflecting average prices in the stock market.

Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Index and Average shown above, you should note that the Fund's performance reflects the maximum 5% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results. Performance will vary for each class of shares due to differences in expenses paid with respect to each class of shares.

The recently concluded fiscal year was another strong one for your Fund. After two years of extraordinary gains in the financial markets, shareholders should be cautious about their expectations moving forward. As we have emphasized in the past, the stock market does not normally produce such strong returns on a regular basis, but rather achieves exceptional returns in some years, and more modest returns or, possibly, declines in others. We believe that the Sentinel Common Stock Fund's conservative, value-oriented investment style will continue to serve our shareholders well both in strong markets and in more difficult periods. As always, we appreciate your continuing support and confidence.



/s/ Keniston P. Merrill
Keniston P. Merrill



/s/ Richard A. Pendr
Richard A. Pender, CFA



/s/ Daniel J. Manion
Daniel J. Manion, CFA

Sentinel Common Stock Fund
Investment in Securities
at November 30, 1996












-------------------------------------------------------------------------------
                                                            Shares  Value
                                                               (Note 1)
-------------------------------------------------------------------------------
Common Stocks 93.8%
Automobiles & Auto Parts  4.5%
Chrysler Corp                                     425,000  $   15,087,500
Echlin Inc.                                       550,000      18,493,750
Ford Motor                                        800,000      26,200,000
                                                           --------------
                                                               59,781,250
                                                           --------------
Banks  11.9%
Bank of New York                                  900,000      32,287,500
BankAmerica Corp.                                 200,000      20,600,000
Chase Manhattan Corp.                             287,200      27,140,400
Citicorp                                          287,900      31,453,075
First Union Corp.                                 300,000      22,912,500
Morgan (J.P.)                                     254,700      24,037,314
                                                           --------------
                                                              158,430,789
                                                           --------------
Beverages  1.9%
Coca-Cola                                         500,000      25,562,500
Building Materials  1.7%
Sherwin - Williams                                400,000      22,700,000
Consumer & Business Svcs  3.5%
Electronic Data Systems                           489,486      23,678,885
Omnicom Group                                     450,000      22,950,000
                                                           --------------
                                                               46,628,885
                                                           --------------
Consumer Products 6.2%
American Brands                                   399,600      19,080,900
Gillette                                          340,000      25,075,000
Kimberly - Clark                                  261,000      25,512,750
Rubbermaid                                        525,000      12,600,000
                                                           --------------
                                                               82,268,650
                                                           --------------
Drugs  4.2%
American Home Products                            450,000      28,912,500
Pfizer, Inc.                                      300,000      26,887,500
                                                           --------------
                                                               55,800,000
                                                           --------------
Electrical Equipment  5.5%
Emerson Electric                                  350,000      34,343,750
General Electric                                  380,000      39,520,000
                                                           --------------
                                                               73,863,750
                                                           --------------
Energy  10.4%
Amoco                                             259,600      20,151,450
Atlantic Richfield                                 98,800      13,745,550
Chevron Oil                                       240,000      16,080,000
Exxon                                             315,400      29,844,725
Mobil                                             210,000      25,410,000
Royal Dutch Petroleum                             197,218      33,502,408
                                                           --------------
                                                              138,734,133
                                                           --------------
Financial  2.1%
American Express                                  525,000      27,431,250
                                                           --------------
Foods  3.5%
CPC International                                 225,000      18,731,250
Sara Lee                                          700,000      27,475,000
                                                           --------------
                                                               46,206,250
                                                           --------------
Healthcare Providers  2.1%
Columbia/HCA Healthcare                           712,500      28,500,000
                                                           --------------
Industrial-Diversified  8.3%
Crown Cork & Seal                                 400,000  $   21,200,000
Grace (W.R.)                                      295,000      15,598,125
PPG Industries                                    325,000      19,906,250
Parker-Hannifin                                   650,000      26,406,250
Rockwell                                          425,000      27,306,250
                                                            -------------
                                                              110,416,875
                                                            -------------
Insurance  6.3%
Allstate Corp.                                    485,003      29,221,431
American General                                  625,000      25,703,125
American Int'l Group                              250,000      28,750,000
                                                            -------------
                                                               83,674,556
                                                            -------------
Medical - Equip & Supplies  2.0%
Johnson & Johnson                                 500,000      26,562,500
                                                            -------------
Oil Field Equipment & Services  3.3%
Halliburton Co.                                   325,000      19,581,250
Schlumberger Ltd.                                 240,000      24,960,000
                                                            -------------
                                                               44,541,250
                                                            -------------
Publishing  2.5%
Gannett                                           250,000      19,625,000
McGraw-Hill                                       300,000      13,650,000
                                                            -------------
                                                               33,275,000
                                                            -------------
Railroads  2.4%
Canadian Pacific                                  550,000      15,125,000
Union Pacific Corp.                               300,000      17,475,000
                                                            -------------
                                                               32,600,000
                                                            -------------
Retail  4.0%
May Department Stores                             366,980      17,890,275
Nordstrom, Inc.                                   250,000      10,875,000
Sears, Roebuck                                    503,500      25,049,125
                                                            -------------
                                                               53,814,400
                                                            -------------
Telecommunications Equipment  0.6%
Lucent Technologies, Inc                          142,596       7,308,045
                                                            -------------
Tobacco  1.0%
Philip Morris                                     130,000      13,406,250
                                                            -------------
Utilities - Electric  2.1%
FPL Group                                         360,000      16,605,000
Florida Progress                                  350,000      11,331,250
                                                            -------------
                                                               27,936,250
                                                            -------------
Utilities - Gas  2.9%
Enron Corp.                                       420,000      19,215,000
Sonat, Inc.                                       380,000      19,665,000
                                                            -------------
                                                               38,880,000
                                                            -------------
Utilities - Telephone  0.9%
GTE Corp.                                         280,000      12,565,000
                                                            -------------
Total Common Stocks
  (Cost $617,455,722)                                       1,250,887,583
                                                            -------------

--------------------------------------------------------------------------------
                                                 Principal
                                                  Amount        Value
                                                 (M=$1,000)    (Note 1)
--------------------------------------------------------------------------------
U.S. Government Agency Obligations  0.7%
Federal National Mortgage Association 0.7%
Agency Discount Note:
  5.22%, 12/19/96
  (Cost $9,973,900)                               10,000M  $    9,973,900
                                                           --------------
Corporate Short-Term Notes 5.4%
Beneficial Corp
  5.23%, 12/02/96                                  8,000M       7,998,838
  5.25%, 12/19/96                                  4,900M       4,887,137
Commercial Credit
  5.25%, 12/05/96                                 11,000M      10,993,583
IBM Credit Corp
  5.25%, 12/12/96                                  8,800M       8,785,883
  5.25%, 12/16/96                                 10,000M       9,978,125
Norwest Financial
   5.25%, 12/05/96                                 7,600M       7,595,567
  5.25%, 12/16/96                                  7,500M       7,483,594
Prudential Funding
  5.25%, 12/10/96                                 10,000M       9,986,875
  5.26%, 12/24/96                                  3,700M       3,687,566
                                                            -------------
Total Corporate Short-Term Notes
  (Cost $71,397,168)                                           71,397,168
                                                            -------------
Total Investments
  (Cost $698,826,790)*                                      1,332,258,651

Excess of Other Assets
  Over Liabilities 0.1%                                         1,590,867
                                                            -------------
Net Assets                                                 $1,333,849,518
                                                            =============

 * The aggregate cost for federal income tax purposes was $698,967,472. At November 30, 1996, unrealized appreciation for income tax purposes aggregated $633,291,179 of which $636,832,554 related to appreciated securities and $3,541,375 related to depreciated securities.


24                                            See Notes to Financial Statements.

Sentinel Common Stock Fund
Statement of Assets and Liabilities
at November 30, 1996
----------------------------------------------------------------

Assets
Investments at value                              $1,332,258,651
Cash and cash equivalents                                987,940
Receivable for fund shares sold                        1,500,663
Receivable for dividends and interest                  4,440,753
                                                  --------------
  Total Assets                                     1,339,188,007
                                                  ==============
Liabilities
Payable for securities purchased                       2,923,888
Payable for fund shares repurchased                      641,304
Accrued expenses                                         366,785
Management fee payable                                   584,850
Distribution fee payable (Class A Shares)                661,592
Distribution fee payable (Class B Shares)                 20,805
Fund service fee payable                                 139,265
                                                  --------------
  Total Liabilities                                    5,338,489
                                                  --------------
Net Assets Applicable to Outstanding shares       $1,333,849,518
                                                  ==============
Net Asset Value and Offering Price per Share
  Class A Shares
$1,306,592,040 / 32,181,137 shares outstanding    $        40.60
Sales Charge -- 5.00% of offering price                     2.14
                                                  --------------
Maximum Offering Price                            $        42.74
                                                  ==============
 Class B Shares
$27,257,478 / 671,906 shares outstanding          $        40.57
                                                  ==============
Net Assets Represent
Capital stock at par value                        $      328,530
Paid-in capital                                      580,722,224
Accumulated undistributed net investment income        3,097,452
Accumulated undistributed net realized gain
  on investments                                     116,269,451
Unrealized appreciation of investments               633,431,861
                                                  --------------
Net Assets                                        $1,333,849,518
                                                  ==============
Investments at Cost                               $  698,826,790
                                                  ==============

Sentinel  Common Stock Fund
Statement of Operations
For the Year Ended November 30, 1996
----------------------------------------------------------------

Investment Income
Income:
Dividends                                           $ 28,200,992
Interest                                               3,224,151
                                                    ------------
  Total Income                                        31,425,143
                                                    ============
Expenses:
Management advisory fee                                6,357,176
Transfer agent and custodian                           1,722,126
Distribution expense (Class A Shares)                  3,345,000
Distribution expense (Class B Shares)                     85,382
Accounting services                                      480,812
Professional fees                                        182,450
Reports and notices to shareholders                       89,870
Directors' fees and expenses                             131,937
Other                                                     89,452
                                                    ------------
  Total Expenses                                      12,484,205
  Expense Offset                                        (111,708)
                                                    ------------
  Net Expenses                                        12,372,497
                                                    ------------
Net Investment Income                                 19,052,646
                                                    ------------
Realized and Unrealized Gain on Investments
Net realized gain on sales of investments            116,444,973
Net change in unrealized appreciation                148,127,314
                                                    ------------
Net Realized and Unrealized Gain on Investments      264,572,287
                                                    ------------
Net Increase in Net Assets from Operations          $283,624,933
                                                    ============

                                              See Notes to Financial Statements.

Sentinel Common Stock Fund
Statement of Changes in Net Assets

--------------------------------------------------------------------------------

                                                       Year               Year
                                                      Ended              Ended
                                                   11/30/96           11/30/95
                                             --------------     --------------
Increase in Net Assets from Operations
Net investment income                        $   19,052,646     $   21,822,839
Net realized gain on sales of investments       116,444,973         83,681,019
Net change in unrealized appreciation           148,127,314        164,928,158
                                             --------------     --------------
Net increase in net assets from
 operations                                     283,624,933        270,432,016
                                             --------------     --------------
Distributions to Shareholders
From net investment income
 Class A Shares                                 (19,249,840)       (22,427,518)
 Class B Shares                                     (42,698)                 -
From net realized gain on investments
 Class A Shares                                 (82,958,132)       (32,779,992)
 Class B Shares                                           -                  -
                                             --------------     --------------
Total distributions to shareholders            (102,250,670)       (55,207,510)
                                             --------------     --------------
From Capital Share Transactions
Net proceeds from sales of shares
 Class A Shares                                 109,605,903         70,030,323
 Class B Shares                                  24,776,151                  -
Net asset value of shares in reinvestment
 of dividends and distributions
 Class A Shares                                  83,386,533         43,543,555
 Class B Shares                                      37,935                  -
Net asset value of shares issued in
 exchange for net assets of another
 investment company                                      -         51,894,735
                                             --------------     --------------
                                                217,806,522        165,468,613
Less: Payments for shares reacquired
 Class A Shares                                (122,853,547)      (162,084,590)
 Class B Shares                                    (421,513)                 -
                                             --------------     --------------
Increase in net assets from capital
 share transactions                              94,531,462          3,384,023
                                             --------------     --------------
Total Increase in Net Assets for period         275,905,725        218,608,529
Net Assets: Beginning of period               1,057,943,793        839,335,264
                                             --------------     --------------
Net Assets: End of period                    $1,333,849,518     $1,057,943,793
                                             ==============     ==============
Undistributed Net Investment Income
 at End of Period                            $    3,097,452     $    3,337,344
                                             ==============     ==============


See Notes to Financial Statements.

Sentinel Common Stock Fund
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.
--------------------------------------------------------------------------------

                                                            Year Ended  Year Ended  Year Ended   Year Ended  Year Ended
Class A Shares                                                11/30/96    11/30/95    11/30/94     11/30/93    11/20/92
                                                            ----------  ----------  ----------   ----------  ----------
Net asset value at beginning of period                      $    35.21  $    28.25   $   29.63    $   29.71   $   26.78
                                                            ----------  ----------  ----------   ----------  ----------
Income from Investment Operations
Net investment income                                             0.59        0.72        0.83         0.79        0.90
Net realized and unrealized gain (loss)
   on investments                                                 8.18        8.09       (1.35)        1.66        3.44
                                                            ----------  ----------  ----------   ----------  ----------
Total from investment operations                                  8.77        8.81       (0.52)        2.45        4.34
                                                            ----------  ----------  ----------   ----------  ----------
Less Distributions
Dividends from net investment income                              0.61        0.74        0.80         0.82        0.91
Distributions from realized gains on investments                  2.77        1.11        0.06         1.71        0.50
                                                            ----------  ----------  ----------   ----------  ----------
Total Distributions                                               3.38        1.85        0.86         2.53        1.41
                                                            ----------  ----------  ----------   ----------  ----------
Net asset value at end of period                            $    40.60  $    35.21   $   28.25    $   29.63   $   29.71
                                                            ==========  ==========  ==========   ==========  ==========

Total Return (%) *                                                27.2        32.8        (1.8)         8.8        16.7

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                   1.06        1.09        1.02         0.93        0.72
Ratio of expenses to average net assets before
   expense reductions (%)**                                       1.07        1.10        1.02         0.93        0.72
Ratio of net investment income to average net assets (%)          1.64        2.29        2.82         2.68        3.13
Portfolio turnover rate (%)                                         22          22          15            9           5
Average commission rate paid per share                      $    .0600         N/A         N/A          N/A         N/A
Net assets at end of period (000 omitted)                   $1,306,592  $1,057,944   $ 839,335    $ 897,836   $ 688,309

--------------------------------------------------------------------------------
                                                              Eight Months
Class B Shares                                            Ended 11/30/96(A)
                                                          -----------------
Net asset value at beginning of period                             $ 35.43
                                                                   -------
Income from Investment Operations
Net investment income                                                 0.22
Net realized and unrealized gain on investments                       5.05
                                                                   -------
Total from investment operations                                      5.27
                                                                   -------
Less Distributions
Dividends from net investment income                                  0.13
Distributions from realized gains on investments                         -

                                                                   -------
Total Distributions                                                   0.13
                                                                   -------
Net asset value at end of period                                   $ 40.57
                                                                   =======

Total Return (%) *                                                    14.9  ++

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                       1.91  +
Ratio of expenses to average net assets before
   expense reductions (%)**                                           1.92  +
Ratio of net investment income to average net assets (%)               .80  +
Portfolio turnover rate (%)                                             22
Average commission rate paid per share                             $ .0600
Net assets at end of period (000 omitted)                          $27,257


(A)  Commenced operations April 1, 1996.
  +  Annualized
 ++  Not annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
 ** Expense reductions are comprised of the voluntary expense reimbursements and include, effective 1995, the earning credits as described in Notes (2) and (1) H.
N/A  Not applicable to periods prior to 1996.


See Notes to Financial Statements.

Sentinel Balanced Fund seeks a conservative combination of stability, income and capital growth through a well diversified portfolio of both stocks and bonds. At least 25% of the Fund's net assets will always be invested in fixed income securities.


                             Sentinel Balanced Fund


The past year was a solid one for your Fund, highlighted by very strong returns from the stock component.

The Sentinel Balanced Fund produced a total return of 16.6% for the fiscal year ended November 30, 1996. The Fund's results were on par with the 16.4% return for the average balanced fund as measured by Lipper Analytical Services and fell between the 27.9% return for the Standard & Poor's 500 and the 6.1% return for the Lehman Aggregate Bond Index.

The past twelve months were a volatile period for the financial markets. The stock market rallied strongly early in the year, as economic growth was stronger than anticipated. Stocks corrected sharply in the summer, as the economy began to show signs of slowing, but rallied to all-time highs in the fall, as a consensus began to build for moderate economic growth, restrained inflation and relatively low interest rates. Meanwhile, fixed income securities also experienced considerable volatility. The bond market, as measured by the 10-year U.S. Treasury Index, started the year at 5.75%. Interest rates then declined over the next two months to reach a low of 5.52% on January 18, 1996. From that point rates rose almost uninterruptedly until a high was set for the index on June 12, 1996, at 7.06%. The index then slowly declined over the remaining months and ended November 29, 1996, at 6.01%. Overall, the index had a positive 4.1% return for the year.

The Sentinel Balanced Fund began the fiscal year with a mix of 58% stocks, 35% bonds and 7% cash, and with only minor fluctuations, maintained this allocation. The Fund's equity segment again benefited from its long-standing positions in the financial services sector, as well as significant holdings in consumer growth stocks (especially the pharmaceutical companies) and in the energy sector. The Balanced Fund has recently been underweighting the utilities sector, due to concern about the increasing competition in both the electrical and telephone groups. The Fund's de-emphasis of these groups impacted performance positively, as these were among the worst performing sectors of the stock market.

Looking ahead to 1997, we continue to expect that the economy will grow at a more moderate rate than in recent years, and that inflation will remain restrained. Corporate earnings are likely to grow at a much slower rate than in the past several years, and in such an environment, we believe our commitments to stable financial, energy, consumer products and healthcare stocks

================================================================================
Sentinel Balanced Fund Performance
Ten Years Ended 11/30/96

--------------------------------
Average Annual
Total Return
Through 11/30/96
             w/sales  w/o sales
Period       charge+     charge
 1 Year       10.8%     16.6%
--------------------------------
 5 Years      10.4%     11.5%
--------------------------------
10 Years       9.6%     10.2%
--------------------------------

+Sales charge applicable to
year of initial investment.

                           [LINE GRAPH APPEARS HERE]


Balanced Fund                 Balanced      Lipper's Bal.      S&P        Lehman
                             with/load        Fund Avg.        500       Aggregate
        0 Nov.'86              9,500             10,000     10,000         10,000
        1 Nov.'87              8,995              9,709      9,531         10,176
        2 Nov.'88             10,304             11,268     11,746         11,115
        3 Nov.'89             12,165             13,518     15,364         12,710
        4 Nov.'90             12,379             13,294     14,832         13,673
        5 Nov.'91             14,545             15,905     17,845         15,644
        6 Nov.'92             16,341             18,175     21,135         17,030
        7 Nov.'93             17,932             20,069     23,264         18,885
        8 Nov.'94             17,278             19,710     23,514         18,307
        9 Nov.'95             21,496             24,808     32,194         21,537
       10 Nov.'96             25,061             28,886     41,162         22,844

Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Indices and Average shown above, you should note that the Fund's performance reflects the maximum 5% sales charge and includes all expenses and management fees, while that shown for the Indices and Average does not. Past performance is not predictive of future results. Performance will vary for each class of shares due to differences in expenses paid with respect to each class of shares.

Chart Ending Values
& Legend
Ten years ended 11/30/96

____Sentinel       $25,061
    Balanced
    Fund

 ....Standard &     $41,162
    Poor's 500
    Stock Index*

----Lehman         $22,844
    Aggregate
    Bond Index+

--..Lipper         $28,886
    Balanced
    Fund Average


*An unmanaged index of stocks reflecting average prices in the stock market. +An unmanaged index of bonds reflecting average prices in the bond market.

should perform relatively well. The recent national elections have again given us a Democratic Administration and a Republican Congress, which hopefully will be able to compromise on some of the important economic matters of the day, namely the budget deficit and the reform of entitlement programs such as Social Security and Medicare. Any progress along these lines would, we believe, be regarded positively by the financial markets.

The past year was a solid one for your Fund, highlighted by very strong returns from the stock component. Investors would be wise to begin to temper their expectations, understanding that financial market returns over the last fifteen years, and over the past two years in particular, have been extraordinarily strong. Such strength is unlikely to persist on a sustained basis. We continue to believe that a balanced investment program, with diversified exposure to both the stock and bond markets, will serve shareholders well. We appreciate your continuing support.


/s/ Rodney A. Buck
Rodney A. Buck, CFA


/s/ Richard A. Pender
Richard A. Pender, CFA


/s/ Richard D. Temple
Richard D. Temple

Sentinel Balanced Fund
Investment in Securities
at November 30, 1996


--------------------------------------------------------------------------------
                                                      Principal Amount   Value
                                                         (M=$1,000)   (Note 1)
--------------------------------------------------------------------------------
U.S. Government Obligations 16.7%
U.S. Treasury Obligations 11.9%
2-Year:
  Note 6%, '97                                            3200M    $ 3,213,280
  Note 5%, '98                                            2000M      1,989,820
                                                                   -----------
                                                                     5,203,100
                                                                   -----------
3-Year:
  Note 5%, '99                                            2500M      2,468,575
                                                                   -----------
5-Year:
  Note 6.375%, '00                                        1400M      1,428,126
  Note 5.5%, '00                                          1050M      1,039,007
                                                                   -----------
                                                                     2,467,133
                                                                   -----------
10-Year:
  Note 6.375%, '02                                        5000M      5,125,100
  Note 7.5%, '05                                          4250M      4,651,880
  Note 6.5%, '06                                         14000M     14,461,580
                                                                   -----------
                                                                    24,238,560
                                                                   -----------
30-Year:
  Bond 7.25%, '16                                         2000M      2,180,460
                                                                   -----------
Total U.S. Treasury Obligations                                     36,557,828
                                                                   -----------
U.S. Government Agency Obligations 4.8%
Federal Home Loan Bank 0.3%
5-Year:
  6.65%, '01                                              1000M      1,007,030
                                                                   -----------
Federal Home Loan Mortgage Corporation 1.4%
15-Year:
  6.5%, '08                                               2002M      1,999,090
                                                                   -----------
30-Year:
  8%, '08                                                 2140M      2,226,762
                                                                   -----------
Total Federal Home
  Loan Mortgage Corporation                                          4,225,852
                                                                   -----------
Federal National Mortgage Association 2.1%
Collateralized Mortgage Obligation:
  148(B), 0%, '98                                         1404M      1,352,996
                                                                   -----------
Medium Term Note:
  6.29%, '00                                              4000M      4,052,480
                                                                   -----------
15-Year:
  7.5%, '06                                                992M      1,017,231
                                                                   -----------
Total Federal National
  Mortgage Association                                               6,422,707
                                                                   -----------
Government National Mortgage Association 1.0%
30-Year:
  9%, '09                                                   45M         47,042
  7.75%, '26                                              3074M      3,145,058
                                                                   -----------
Total Government
  National Mortgage Association                                      3,192,100
                                                                   -----------
Total U.S. Government
  Agency Obligations                                                14,847,689
                                                                   -----------
Total U.S. Government Obligations
  (Cost $50,713,371)                                                51,405,517
                                                                   -----------
Other Collateralized Mortgage Obligations 0.9%
Collateralized Mortgage Obligation
  Trust Series 22(Y) 7.95%, '17
  (Cost $2,774,801)                                       2748M      2,835,818
                                                                   -----------

--------------------------------------------------------------------------------
                                                      Principal Amount   Value
                                                         (M=$1,000)   (Note 1)
--------------------------------------------------------------------------------
Bonds 13.2%
Beverages 0.3%
Anheuser Busch 8.5%, '17                                   771M    $   802,804
                                                                   -----------
Financial Institutions 3.3%
C.S. First Boston 7.75%, '06                              2000M      2,140,000
First Union Corp.
  6.824%, '26                                             2325M      2,388,938
Lehman Brothers Holdings
  8.8%, '15                                               1200M      1,390,500
Midland Bank 7.65%, '25                                    800M        874,000
Salomon Bros. 6.875%, '03                                 3500M      3,504,375
                                                                   -----------
                                                                    10,297,813
                                                                   -----------
Foreign Financial Institutions 2.5%
BCH Cayman Islands Ltd.
  7.7%, '06                                               2500M      2,656,250
Banque Paribas (Fr.)
  6.875%, '09                                             2000M      1,957,500
Swedish Export Credit
  9.875%, '38                                             3000M      3,266,250
                                                                   -----------
                                                                     7,880,000
                                                                   -----------
Industrial - Diversified 0.6%
Dimon Inc. 8.875%, '06                                    1800M      1,910,250
                                                                   -----------
Insurance 2.2%
Farmers Insurance Exchange
  8.5%, '04                                               2000M      2,160,000
Integon Corp. 8%, '99                                      750M        768,750
Integon Corp. 9.5%, '01                                   1500M      1,636,875
Liberty Mutual 8.2%, '07                                  2000M      2,187,500
                                                                   -----------
                                                                     6,753,125
                                                                   -----------
Paper & Forest Products 0.8%
Boise Cascade 7.35%, '16                                  2500M      2,431,250
                                                                   -----------
Retail 0.7%
May Dept. Stores 9.125%, '16                              2000M      2,090,000
                                                                   -----------
Telecommunications 1.4%
Comsat 8.05%, '06                                         2000M      2,252,500
Continental Cablevision
  8.3%, '06                                               2000M      2,200,000
                                                                   -----------
                                                                     4,452,500
                                                                   -----------
Utility-Electric 0.7%
Mississippi Power & Light
  8.8%, '05                                               2000M      2,055,000
                                                                   -----------
Utility-Gas 0.7%
Consolidated Natural Gas
  8.625%, '11                                             2000M      2,110,000
                                                                   -----------
Total Bonds
  (Cost $39,319,915)                                                40,782,742
                                                                   -----------

----------------------------------------------------------------------------
                                                        Shares       Value
                                                                   (Note 1)
----------------------------------------------------------------------------
Common Stocks 58.6%
Automobiles & Auto Parts 2.8%

Chrysler Corp                                           60,000  $ 2,130,000
Echlin Inc.                                             80,000    2,690,000
Ford Motor                                             115,000    3,766,250
                                                                -----------
                                                                  8,586,250
                                                                -----------
Banks 5.5%
Bank of New York                                       120,000    4,305,000
BankAmerica Corp.                                       25,000    2,575,000
Chase Manhattan Corp.                                   26,000    2,457,000
Citicorp                                                25,000    2,731,250
First Union Corp.                                       40,000    3,055,000
Morgan (J. P.)                                          20,000    1,887,500
                                                                -----------
                                                                 17,010,750
                                                                -----------
Beverages 1.0%
Coca-Cola                                               62,400    3,190,200
                                                                -----------
Building Materials 1.1%
Sherwin-Williams                                        60,000    3,405,000
                                                                -----------
Consumer & Business Services 2.4%
Electronic Data Systems                                 70,712    3,420,693
Omnicom Group                                           75,000    3,825,000
                                                                -----------
                                                                  7,245,693
                                                                -----------
Consumer Products 2.7%
American Brands                                         45,000    2,148,750
Coleman                                                 80,000    1,180,000
Kimberly-Clark                                          35,000    3,421,250
Rubbermaid                                              75,000    1,800,000
                                                                -----------
                                                                  8,550,000
                                                                -----------
Drugs 2.6%
American Home Products                                  60,000    3,855,000
Pfizer, Inc.                                            45,000    4,033,125
                                                                -----------
                                                                  7,888,125
                                                                -----------
Electrical Equipment 3.8%
Emerson Electric                                        37,500    3,679,687
General Electric                                        47,500    4,940,000
Grainger (W.W.)                                         40,000    3,180,000
                                                                -----------
                                                                 11,799,687
                                                                -----------
Energy 6.3%
Amoco                                                   44,000    3,415,500
Atlantic Richfield                                      17,000    2,365,125
Chevron                                                 35,000    2,345,000
Exxon                                                   38,000    3,595,750
Mobil                                                   30,050    3,636,050
Royal Dutch Petroleum                                   24,000    4,077,000
                                                                -----------
                                                                 19,434,425
                                                                -----------
Financial 1.2%
American Express                                        70,000    3,657,500
                                                                -----------
Foods 2.4%
CPC International                                       45,000    3,746,250
Sara Lee                                                95,000    3,728,750
                                                                -----------
                                                                  7,475,000
                                                                -----------
Healthcare Providers 1.3%
Columbia/HCA Healthcare                                 97,500    3,900,000
                                                                -----------


                                                                     (continued)

Sentinel Balanced Fund
Investment in Securities (cont'd.)
at November 30, 1996

--------------------------------------------------------------------------------
                                                        Shares       Value
                                                                   (Note 1)
--------------------------------------------------------------------------------
Industrial-Diversified 5.6%
Crown Cork & Seal                                       55,000  $  2,915,000
Dover                                                   30,000     1,601,250
Grace (W.R.)                                            32,000     1,692,000
PPG Industries                                          50,000     3,062,500
Parker-Hannifin                                         95,000     3,859,375
Rockwell Int'l.                                         65,000     4,176,250
                                                                ------------
                                                                  17,306,375
                                                                ------------
Insurance 4.8%
Allstate Corp.                                          85,000     5,121,250
American General                                        85,000     3,495,625
American Int'l. Group                                   35,000     4,025,000
Equitable of Iowa                                       45,000     2,013,750
                                                                ------------
                                                                  14,655,625
                                                                ------------
Medical-Equipment & Supplies 1.2%
Johnson & Johnson                                       72,000     3,825,000
                                                                ------------
Oil Field Equipment & Services 2.2%
Halliburton Co.                                         45,000     2,711,250
Schlumberger Ltd.                                       38,000     3,952,000
                                                                ------------
                                                                   6,663,250
                                                                ------------
Publishing 1.8%
Gannett                                                 35,000     2,747,500
McGraw-Hill                                             60,000     2,730,000
                                                                ------------
                                                                   5,477,500
                                                                ------------
Railroads 2.3%
Canadian Pacific                                        73,000     2,007,500
Illinois Central Corp.                                  82,500     2,794,688
Union Pacific Corp.                                     40,000     2,330,000
                                                                ------------
                                                                   7,132,188
                                                                ------------
Retail 2.9%
May Department Stores                                   55,000     2,681,250
Nordstrom, Inc.                                         40,000     1,740,000
Sears, Roebuck                                          90,000     4,477,500
                                                                ------------
                                                                   8,898,750
                                                                ------------
Telecommunications-Equipment 0.3%
Lucent Technologies, Inc.                               19,445       996,556
                                                                ------------
Tobacco 0.6%
Philip Morris                                           18,000     1,856,250
                                                                ------------
Utilities-Electric 0.9%
FPL Group                                               60,000     2,767,500
                                                                ------------
Utilities-Gas 1.9%
Enron Corp.                                             60,000     2,745,000
Sonat, Inc.                                             60,000     3,105,000
                                                                ------------
                                                                   5,850,000
                                                                ------------
Utilities-Telephone 1.0%
GTE Corp.                                               70,000     3,141,250
                                                                ------------
Total Common Stocks
  (Cost $105,741,394)                                            180,712,874
                                                                ------------

--------------------------------------------------------------------------------
                                                Principal Amount     Value
                                                   (M=$1,000)       (Note 1)
--------------------------------------------------------------------------------
Corporate Short-Term Notes 15.1%
Beneficial Corp. 5.25%
    12/10/96                                           8000M    $  7,989,500
Beneficial Corp. 5.26%
    12/17/96                                           6000M       5,985,973
Household Finance 5.26%
    12/20/96                                           2700M       2,692,505
IBM Credit Corp. 5.25%
    12/13/96                                           3900M       3,893,175
IBM Credit Corp. 5.25%
    12/17/96                                           8000M       7,981,333
Norwest Financial, Inc. 5.25%
    12/02/96                                           7200M       7,198,950
Prudential Funding 5.28%
    12/05/96                                           8000M       7,995,307
Prudential Funding 5.22%
    12/16/96                                           2700M       2,694,127
                                                                ------------
Total Corporate Short-Term Notes
    (Cost $46,430,870)                                            46,430,870
                                                                ------------
Total Investments
    (Cost $244,980,351)*                                         322,167,821

Excess of Liabilities
  Over Other Assets (4.5%)                                       (13,932,009)
                                                                ------------
Net Assets                                                      $308,235,812
                                                                ============

--------------------------------------------------------------------------------
* Also cost for federal income tax purposes. At November 30, 1996, net unrealized appreciation for federal income tax purposes aggregated $77,187,470 of which $78,072,976 related to appreciated securities and $885,506 related to depreciated securities.

                                              See Notes to Financial Statements.

Sentinel Balanced Fund
Statement of Assets and Liabilities
at November 30, 1996
-------------------------------------------------------------

Assets
Investments at value                            $322,167,821
Cash and cash equivalents                            557,237
Receivable for securities sold                        52,817
Receivable for fund shares sold                      594,621
Receivable for dividends and interest              2,222,698
                                                ------------
  Total Assets                                   325,595,194
                                                ------------
Liabilities
Payable for securities purchased                  16,364,543
Payable for fund shares repurchased                  573,310
Accrued expenses                                      88,906
Management fee payable                               156,958
Distribution fee payable (Class A Shares)            128,349
Distribution fee payable (Class B Shares)              8,107
Fund service fee payable                              39,209
                                                ------------
  Total Liabilities                               17,359,382
                                                ------------
Net Assets Applicable to Outstanding Shares     $308,235,812
                                                ============
Net Asset Value and Offering Price per Share
  Class A Shares
$297,287,616 / 16,027,384 shares outstanding    $      18.55
Sales Charge -- 5.00% of offering price                 0.98
                                                ------------
Maximum Offering Price                          $      19.53
                                                ============
 Class B Shares
$10,948,196 / 589,175 shares outstanding        $      18.58
                                                ============
Net Assets Represent
Capital stock at par value                      $    166,166
Paid-in capital                                  222,218,324
Accumulated undistributed net investment income    1,259,431
Accumulated undistributed net realized gain
  on investments                                   7,404,421
Unrealized appreciation of investments            77,187,470
                                                ------------
Net Assets                                      $308,235,812
                                                ============
Investments at Cost                             $244,980,351
                                                ============

Sentinel Balanced Fund
Statement of Operations
For the Year Ended November 30, 1996
---------------------------------------------------------------

Investment Income
Income:
Dividends                                          $ 3,980,520
Interest                                             8,284,710
                                                   -----------
  Total Income                                      12,265,230
                                                   -----------
Expenses:
Management advisory fee                              1,802,612
Transfer agent and custodian                           525,341
Distribution expense (Class A Shares)                  835,591
Distribution expense (Class B Shares)                   31,780
Accounting services                                    117,140
Professional fees                                       41,975
Reports and notices to shareholders                     27,019
Directors' fees and expenses                            32,137
Other                                                   49,728
                                                   -----------
  Total Expenses                                     3,463,323
  Expense Offset                                       (44,056)
                                                   -----------
  Net Expenses                                       3,419,267
                                                   -----------
Net Investment Income                                8,845,963
                                                   -----------
Realized and Unrealized Gain on Investments
Net realized gain on sales of investments            7,530,121
Net change in unrealized appreciation               27,684,174
                                                   -----------
Net Realized and Unrealized Gain on Investments     35,214,295
                                                   -----------
Net Increase in Net Assets from Operations         $44,060,258
                                                   ===========

                                              See Notes to Financial Statements.

Sentinel Balanced Fund
Statement of Changes in Net Assets

-------------------------------------------------------------------------------



                                                            Year           Year
                                                           Ended          Ended
                                                        11/30/96       11/30/95
                                                   -------------  -------------

Increase in Net Assets from Operations
Net investment income                               $  8,845,963   $  9,309,981
Net realized gain on sales of investments              7,530,121      6,896,018
Net change in unrealized appreciation                 27,684,174     37,588,953
                                                   -------------  -------------
Net increase in net assets from operations            44,060,258     53,794,952
                                                   -------------  -------------
Distributions to Shareholders
From net investment income
 Class A Shares                                       (8,766,564)    (9,440,483)
 Class B Shares                                          (39,537)             -
From net realized gain on investments
 Class A Shares                                       (6,598,524)      (143,043)
 Class B Shares                                                -              -
                                                   -------------  -------------
Total distributions to shareholders                  (15,404,625)    (9,583,526)
                                                   -------------  -------------

From Capital Share Transactions
Net proceeds from sales of shares
 Class A Shares                                       38,066,491     35,919,601
 Class B Shares                                       10,345,842              -
Net asset value of shares in reinvestment
 of dividends and distributions                                               -
 Class A Shares                                       13,951,023      8,552,193
 Class B Shares                                           34,337              -
Net asset value of shares issued in exchange for
 net assets of another investment company                      -      4,084,150
                                                   -------------  -------------
                                                      62,397,693     48,555,944
                                                   -------------  -------------
Less: Payments for shares reacquired
 Class A Shares                                      (49,751,264)   (51,993,073)
 Class B Shares                                         (169,001)             -
                                                   -------------  -------------
Increase (decrease) in net assets from
 capital share transactions                           12,477,428     (3,437,129)
                                                   -------------  -------------
Total Increase in Net Assets for period               41,133,061     40,774,297
Net Assets: Beginning of period                      267,102,751    226,328,454
                                                   -------------  -------------
Net Assets: End of period                           $308,235,812   $267,102,751
                                                   =============  =============
Undistributed Net Investment Income
 at End of Period                                   $  1,259,431   $  1,220,591
                                                   =============  =============





See Notes to Financial Statements.

Sentinel Balanced Fund
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

---------------------------------------------------------------------------------------------------------------------------

                                                            Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
Class A Shares                                                11/30/96     11/30/95     11/30/94     11/30/93     11/30/92
                                                            -----------  -----------  -----------  -----------  -----------
Net asset value at beginning of period                       $   16.84    $   14.08    $   15.27    $   14.82    $   13.89
                                                            -----------  -----------  -----------  -----------  -----------
Income from Investment Operations
Net investment income                                             0.54         0.58         0.58         0.59         0.70
Net realized and unrealized gain (loss)
   on investments                                                 2.13         2.78        (1.12)        0.80         0.97
                                                            -----------  -----------  -----------  -----------  -----------
Total from investment operations                                  2.67         3.36        (0.54)        1.39         1.67
                                                            -----------  -----------  -----------  -----------  -----------
Less Distributions
Dividends from net investment income                              0.54         0.59         0.56         0.58         0.71
Distributions from realized gains on investments                  0.42         0.01         0.09         0.36         0.03
                                                            -----------  -----------  -----------  -----------  -----------
Total Distributions                                               0.96         0.60         0.65         0.94         0.74
                                                            -----------  -----------  -----------  -----------  -----------
Net asset value at end of period                             $   18.55    $   16.84    $   14.08    $   15.27    $   14.82
                                                            ===========  ===========  ===========  ===========  ===========
Total Return (%) *                                                16.6         24.4         (3.6)         9.7         12.4

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                   1.20         1.27         1.21         1.14         0.81
Ratio of expenses to average net assets before
   expense reductions (%) **                                      1.22         1.29         1.21         1.14         0.81
Ratio of net investment income to average net assets (%)          3.13         3.77         3.97         3.88         4.86
Portfolio turnover rate (%)                                         83          110           66           72           38
Average commission rate paid per share                       $   .0600          N/A          N/A          N/A          N/A
Net assets at end of period (000 omitted)                    $ 297,288    $ 267,103    $ 226,328    $ 229,632    $ 120,700

---------------------------------------------------------------------------------------------------------------------------
                                                        Eight Months
Class B Shares                                      Ended 11/30/96(A)
                                                        -------------
Net asset value at beginning of period                       $ 17.09
                                                        -------------
Income from Investment Operations
Net investment income                                           0.26
Net realized and unrealized loss on investments                 1.37
                                                        -------------
Total from investment operations                                1.63
                                                        -------------
Less Distributions
Dividends from net investment income                            0.14
Distributions from realized gains on investments                   -
                                                        -------------
Total Distributions                                             0.14
                                                        -------------
Net asset value at end of period                             $ 18.58
                                                        =============
Total Return (%) *                                               9.6  ++

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                 2.12  +
Ratio of expenses to average net assets before
   expense reductions (%)**                                     2.13  +
Ratio of net investment income to average net assets (%)        2.21  +
Portfolio turnover rate (%)                                       83
Average commission rate paid per share                       $ .0600
Net assets at end of period (000 omitted)                    $10,948

(A)  Commenced operations April 1, 1996.
 +   Annualized
++   Not annualized
 * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
** Expense reductions are comprised of the voluntary expense reimbursements and include, effective 1995,the earning credits as described in Notes (2) and (1) H.
N/A  Not applicable to periods prior to 1996.



See Notes to Financial Statements.

 Sentinel Bond Fund seeks as high a level of continuing income as is consistent with the preservation of capital through primary investments in a well diversified portfolio of high quality corporate bonds.


                               Sentinel Bond Fund

In recognition of the longevity of the current economic expansion, the Fund plans to maintain a relatively short average maturity until stronger signals are sent by the Federal Reserve as to the direction of interest rates or the likely pace of economic expansion.

For the fiscal year ended November 30, 1996, the Sentinel Bond Fund produced a total return of 4.5%, while the Lehman Aggregate Bond Index returned 6.1%. The Lehman Aggregate Index is considered a good proxy for the overall fixed income market. During the same period, the average Lipper A-rated Corporate Bond Fund returned 5.2%.

On November 30, 1995, the 10-year U.S. Treasury Index (Index) yielded 5.75%. The bull market in bonds that started in 1995 finally came to an end in January 1996 when the Index set a low of 5.52%. Market participants, realizing that the promised balanced budget was a long way from reality, that inflationary pressure would continue to cast a long dark shadow, and that the economy was showing surprising resilience, abandoned the fixed income market, sending interest rates up sharply. The 10-year U.S. Treasury Index reached its high for the year on June 12, 1996, at 7.06%. The fixed income markets then consolidated in a trading range until September of this year. Investor sentiment once again began to change as the economy sputtered along without generating enough growth to ignite inflation or cause the Federal Reserve to tighten credit. The market did an "about-face" and rallied to the 6.04% level on November 29, 1996. On a price basis, the 10-year U.S. Treasury Index experienced a 10% price decline from January to June, only to recapture a 7% price increase from September to November.

While the 10-year U.S. Treasury Index was experiencing this price volatility, corporate securities were going through the same gyrations, tempered slightly by their increased yield and the continued narrowing of yield spreads between corporates and Treasury securities. Mortgage securities also did well as a result of their shorter average maturities and their monthly income stream.

During the year, the Fund's average maturity was shortened from 11.3 years to
7.9 years. On November 30th of last year, the Fund's assets were 90% invested in corporate securities. During the subsequent twelve month period, in response to the continued narrowing of yield spreads between corporates and Treasury issues, this position was reduced to 57% of assets. Finally, in recognition of the need for income, some of the proceeds generated from the sale of corporate securities were reinvested in the mortgage market in order to obtain added income and to reduce price volatility.

                           [LINE GRAPH APPEARS HERE]

------------------------------------
Average Annual
Total Return
Through 11/30/96

               w/sales     w/o sales
Period         charge+       charge
 1 Year          0.3%        4.5%
------------------------------------
 5 Years         7.1%        8.0%
------------------------------------
10 Years         7.9%        8.3%
------------------------------------

+Sales charge applicable to year of initial investment.


================================================================================
Sentinel Bond Fund Performance
Ten Years Ended 11/30/96


                         Bond                Lipper's A rated          Lehman
                       with/load           Corp. Bond Fund Avg.       Aggregate
                       ---------           --------------------       ---------
 0 Nov.'86               9,600                   10,000                10,000
 1 Nov.'87               9,571                    9,975                10,176
 2 Nov.'88              10,531                   10,862                11,115
 3 Nov.'89              11,889                   12,253                12,710
 4 Nov.'90              12,582                   12,902                13,673
 5 Nov.'91              14,544                   14,774                15,644
 6 Nov.'92              15,922                   16,148                17,030
 7 Nov.'93              18,109                   18,413                18,885
 8 Nov.'94              17,221                   17,757                18,307
 9 Nov.'95              20,455                   21,101                21,537
10 Nov.'96              21,372                   22,197                22,844

Chart Ending Values & Legend
Ten years ended 11/30/96

_______ Sentinel Bond Fund                              $21,372
- - - - Lehman Aggregate Bond Index*                    $22,844
--- - - Lipper A-Rated Corp. Bond Fund Average          $22,197

*An unmanaged index of bonds reflecting average prices in the bond market.

Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Index and Average shown above, you should note that the Fund's performance reflects the maximum 4% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results. Performance will vary for each class of shares due to differences in expenses paid with respect to each class of shares.

To summarize, the Fund's 1996 market performance resulted from having too long an average maturity in a bear market for bonds. However, in recognition of the longevity of the current economic expansion, the Fund plans to maintain a relatively short average maturity until stronger signals are sent by the Federal Reserve as to the direction of interest rates or the likely pace of economic expansion.

/s/ Richard D. Temple

Richard D. Temple

Sentinel Bond Fund
Investment in Securities
at November 30, 1996


--------------------------------------------------------
                             Principal Amount   Value
                                (M=$1,000)     (Note 1)
--------------------------------------------------------
U.S.Government Obligations 34.5%
U.S. Treasury Obligations 25.6%
2-Year:
  Note 6%, '97                     1000M   $ 1,004,150
  Note 5%, '98                     2000M     1,989,820
                                          -------------
                                             2,993,970
                                          -------------
3-Year:
  Note 5%, '99                     1500M     1,481,145
                                          -------------
5-Year:
  Note 6.375%, '00                 2600M     2,652,234
  Note 5.5%, '00                   1600M     1,583,248
                                          -------------
                                             4,235,482
                                          -------------
10-Year:
  Note 6.375%, '02                 2000M     2,050,040
  Note 7.5%, '05                   6000M     6,567,360
  Note 6.5%, '06                   9000M     9,296,730
                                          -------------
                                            17,914,130
                                          -------------
Total U.S. Treasury Obligations             26,624,727
                                          -------------
U.S. Government Agency Obligations 8.9%
Federal Home Loan Bank 1.0%
5-Year:
  6.65%, '01                       1000M     1,007,030
                                          -------------
Federal Home Loan Mortgage Corporation 4.0%
15-Year:
  6.5%, '08                        2002M     1,999,090
                                          -------------
30-Year:
  8%, '08                          2140M     2,226,762
                                          -------------
Total Federal Home Loan
  Mortgage Corporation                       4,225,852
                                          -------------
Federal National Mortgage Association 3.8%
Collateralized Mortgage
 Obligation:
  148(B), 0%, '98                  1404M     1,352,996
                                          -------------
10-Year:
  7.5%, '04                        1232M     1,261,742
                                          -------------
15-Year:
  7.5%, '06                        1358M     1,393,195
                                          -------------
Total Federal National
  Mortgage Association                       4,007,933
                                          -------------
Government National Mortgage Association 0.1%
30-year:
  13%, '11                           25M        29,422
  13%, '13                            1M         1,116
                                          -------------
Total Government National
  Mortgage Association                          30,538
                                          -------------
Total U.S. Government
  Agency Obligations                         9,271,353
                                          -------------
Total U.S. Government
 Obligations
  (Cost $35,457,886)                        35,896,080
                                          -------------

Other Collateralized Mortgage
Obligations 2.7%
Collateralized Mortgage Obligation
  Trust Series 22(Y)
  7.95%, '17
  (Cost $2,774,801)                2748M     2,835,818
                                          -------------
Bonds 57.0%
Beverages 1.0%
Anheuser Busch 8.5%, '17            964M   $ 1,003,765
Canadian  3.3%
Province of Nova Scotia
  9.375%, '02                      3000M     3,442,500
Financial Institutions 13.9%
CS First Boston 7.75%, '06         3000M     3,210,000
First Union Corp.
  6.824%, '26                      2325M     2,388,937
Lehman Brothers Holdings
  8.8%, '15                        2000M     2,317,500
Midland Bank 7.65%, '25            2600M     2,840,500
Salomon Bros. 6.875%, '03          3750M     3,754,688
                                          -------------
                                            14,511,625
                                          -------------
Foreign Financial Institutions 9.1%
BCH Cayman Islands Ltd.
  7.7%, '06                        2500M     2,656,250
Banque Paribas (Fr.)
  6.875%, '09                      2750M     2,691,562
Swedish Export Credit
  9.875%, '38                      3770M     4,104,588
                                             9,452,400
Industrial - Diversified  4.0%
Dimon Inc. 8.875%, '06             1860M     1,973,925
General Dynamics
  9.95%, '18                       2000M     2,172,500
                                          -------------
                                             4,146,425
                                          -------------
Insurance 7.0%
Farmers Insurance Exchange
  8.5%, '04                        2500M     2,700,000
Integon Corp. 8%, '99               750M       768,750
Integon Corp. 9.5%, '01            1500M     1,636,875
Liberty Mutual 8.2%, '07           2000M     2,187,500
                                          -------------
                                             7,293,125
                                          -------------
Paper & Forest Products 2.3%
Boise Cascade 7.35%, '16           2500M     2,431,250
                                          -------------
Retail 2.0%
May Dept. Stores 9.125%, '16       2000M     2,090,000
                                          -------------
Telecommunications  4.3%
Comsat 8.05%, '06                  2000M     2,252,500
Continental Cablevision
  8.3%, '06                        2000M     2,200,000
                                          -------------
                                             4,452,500
                                          -------------
Utilities - Electric 4.4%
Mississippi Power & Light
  8.8%, '05                        2500M     2,568,750
Niagara Mohawk 9.25%, '01          2000M     2,060,000
                                          -------------
                                             4,628,750
                                          -------------
Utilities - Gas 4.1%
Arkla Inc. 10%, '19                1000M     1,118,750
Consolidated Natural Gas
  8.625%, '11                      2000M     2,110,000
Transco Gas Pipeline Corp.
  9.125%, '17                      1000M     1,048,750
                                          -------------
                                             4,277,500
                                          -------------
Utilities - Telephone 1.6%
NYNEX Capital Funding
  7.63%, '09                       1500M     1,680,030
                                          -------------
Total Bonds
  (Cost $57,773,352)                        59,409,870
                                          -------------
Corporate Short-Term Notes 14.2%
Beneficial Corp. 5.25%,
  12/05/96                         3600M   $ 3,597,900
Commercial Credit Corp. 5.25%,
  12/10/96                         5000M     4,993,438
Norwest Financial, Inc. 5.26%
  12/16/96                         2300M     2,294,959
Prudential Funding Corp. 5.26%,
  12/02/96                         3300M     3,299,518
Prudential Funding Corp. 5.35%,
  12/05/96                          600M       599,643
                                          -------------
Total Corporate Short-Term Notes
  (Cost $14,785,458)                        14,785,458
                                          -------------
Total Investments
  (Cost $110,791,497)*                     112,927,226

Excess of Liabilities
 Over Other Assets (8.4%)                   (8,804,588)
                                          -------------
 Net Assets                               $104,122,638
                                          =============

--------------------------------------------------------------------------------
* Also cost for federal income tax purposes. At November 30, 1996 unrealized appreciation for federal income tax purposes aggregated $2,135,729 of which $2,552,786 related to appreciated securities and $417,057 related to depreciated securities.



                                              See Notes to Financial Statements.

Sentinel Bond Fund
Statement of Assets and Liabilities
at November 30, 1996
---------------------------------------------------------------


Assets
Investments at value                            $112,927,226
Cash and cash equivalents                            392,240
Receivable for securities sold                        52,817
Receivable for fund shares sold                      153,660
Receivable for interest                            1,763,765
                                               --------------
  Total Assets                                   115,289,708
                                               --------------
Liabilities
Payable for securities purchased                  11,033,736
Payable for fund shares repurchased                    5,610
Accrued expenses                                      40,844
Management fee payable                                44,950
Distribution fee payable (Class A Shares)             26,137
Distribution fee payable (Class B Shares)              3,707
Fund service fee payable                              12,086
                                               --------------
  Total Liabilities                               11,167,070
                                               --------------
Net Assets Applicable to Outstanding Shares     $104,122,638
                                               ==============

Net Asset Value and Offering Price per Share
  Class A Shares
$99,408,280 / 15,657,296 shares outstanding     $       6.35
Sales Charge -- 4.00% of offering price                 0.26
                                               --------------
Maximum Offering Price                          $       6.61
                                               ==============
 Class B Shares
$4,714,358 / 741,210 shares outstanding         $       6.36
                                               ==============

Net Assets Represent
Capital stock at par value                      $    163,985
Paid-in capital                                  106,328,365
Distributions in excess of net investment income     (17,259)
Accumulated undistributed net realized loss
  on investments                                  (4,488,182)
Unrealized appreciation of investments             2,135,729
                                               --------------
Net Assets                                      $104,122,638
                                               ==============
Investments at Cost                             $110,791,497
                                               ==============


Sentinel Bond Fund
Statement of Operations
For the Year Ended November 30, 1996
---------------------------------------------------------------

Investment Income
Income:
Interest                                        $  7,771,024
                                               --------------
Expenses:
Management advisory fee                              547,636
Transfer agent and custodian                         170,342
Distribution expense (Class A Shares)                204,195
Distribution expense (Class B Shares)                 14,799
Accounting services                                   42,945
Professional fees                                     21,280
Reports and notices to shareholders                    8,452
Directors' fees and expenses                          11,733
Other                                                 34,508
                                               --------------
  Total Expenses                                   1,055,890
  Expense Offset                                     (24,897)
                                               --------------
  Net Expenses                                     1,030,993
                                               --------------
Net Investment Income                              6,740,031
                                               --------------
Realized and Unrealized Loss on Investments
Net realized loss on sales of investments         (1,050,714)
Net change in unrealized appreciation             (1,254,923)
                                               --------------
Net Realized and Unrealized Loss on Investments   (2,305,637)
                                               --------------
Net Increase in Net Assets from Operations      $  4,434,394
                                               ==============




                      See Notes to Financial Statements.

Sentinel Bond Fund
Statement of Changes in Net Assets

-------------------------------------------------------------------------------

                                                                   Year             Year
                                                                  Ended            Ended
                                                               11/30/96         11/30/95
                                                         ---------------  ---------------
Increase in Net Assets from Operations
Net investment income                                      $  6,740,031     $  6,689,451
Net realized gain (loss) on sales of investments             (1,050,714)       1,989,093
Net change in unrealized appreciation                        (1,254,923)       8,007,845
                                                         ---------------  ---------------
Net increase in net assets from operations                    4,434,394       16,686,389
                                                         ---------------  ---------------
Distributions to Shareholders
From net investment income
 Class A Shares                                              (6,671,766)      (6,677,766)
 Class B Shares                                                 (77,872)               -
From net realized gain on investments
 Class A Shares                                                       -                -
 Class B Shares                                                       -                -
                                                         ---------------  ---------------
Total distributions to shareholders                          (6,749,638)      (6,677,766)
                                                         ---------------  ---------------
From Capital Share Transactions
Net proceeds from sales of shares
 Class A Shares                                              18,125,838       19,152,787
 Class B Shares                                               4,597,141                -
Net asset value of shares in reinvestment
 of dividends and distributions
 Class A Shares                                               4,701,495        4,951,462
 Class B Shares                                                  64,317                -
Net asset value of shares issued in exchange for
 net assets of another investment company                             -       31,075,198
                                                         ---------------  ---------------
                                                             27,488,791       55,179,447
Less: Payments for shares reacquired
 Class A Shares                                             (29,739,584)     (36,920,567)
 Class B Shares                                                 (65,876)               -
                                                         ---------------  ---------------
Increase (decrease) in net assets from
 capital share transactions                                  (2,316,669)      18,258,880
                                                         ---------------  ---------------
Total Increase (Decrease) in Net Assets for period           (4,631,913)      28,267,503
Net Assets: Beginning of period                             108,754,551       80,487,048
                                                         ---------------  ---------------
Net Assets: End of period                                  $104,122,638     $108,754,551
                                                         ===============  ===============
Distributions in Excess of Net Investment Income
 at End of Period                                          $    (17,259)    $     (8,604)
                                                         ===============  ===============



See Notes to Financial Statements.

Sentinel Bond Fund
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

--------------------------------------------------------------------------------

                                                            Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
Class A Shares                                                11/30/96       11/30/95       11/30/94       11/30/93       11/30/92
                                                          -------------  -------------  -------------  -------------  -------------
Net asset value at beginning of period                       $    6.49      $    5.85      $    6.90      $    6.56      $    6.43
                                                          -------------  -------------  -------------  -------------  -------------
Income from Investment Operations
Net investment income                                             0.41           0.42           0.39           0.41           0.46
Net realized and unrealized gain (loss)
   on investments                                                (0.14)          0.64          (0.70)          0.46           0.13
                                                          -------------  -------------  -------------  -------------  -------------
Total from investment operations                                  0.27           1.06          (0.31)          0.87           0.59
                                                          -------------  -------------  -------------  -------------  -------------
Less Distributions
Dividends from net investment income                              0.41           0.42           0.39           0.41           0.46
Distributions from realized gains on investments                     -              -           0.35           0.12              -
                                                          -------------  -------------  -------------  -------------  -------------
Total Distributions                                               0.41           0.42           0.74           0.53           0.46
                                                          -------------  -------------  -------------  -------------  -------------
Net asset value at end of period                             $    6.35      $    6.49      $    5.85      $    6.90      $    6.56
                                                          =============  =============  =============  =============  =============

Total Return (%) *                                                 4.5           18.8           (4.9)          13.7            9.5

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                   0.98           0.99           0.98           0.92           0.78
Ratio of expenses to average net assets before
   expense reductions (%) **                                      1.00           1.03           0.98           0.92           0.78
Ratio of net investment income to average net assets (%)          6.46           6.81           6.34           5.98           7.03
Portfolio turnover rate (%)                                        176            237            133            147             83
Net assets at end of period (000 omitted)                    $  99,408      $ 108,755      $  80,487      $  83,387      $  58,106

--------------------------------------------------------------------------------

                                                       Eight Months
Class B Shares                                     Ended 11/30/96(A)
                                                     ---------------
Net asset value at beginning of period                       $ 6.30
                                                     ---------------
Income from Investment Operations
Net investment income                                          0.21
Net realized and unrealized gain on investments                0.06
                                                     ---------------
Total from investment operations                               0.27
                                                     ---------------
Less Distributions
Dividends from net investment income                           0.21
Distributions from realized gains on investments                  -
                                                     ---------------
Total Distributions                                            0.21
                                                     ---------------
Net asset value at end of period                             $ 6.36
                                                     ===============
Total Return (%) *                                              4.5  ++

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                2.16  +
Ratio of expenses to average net assets before
   expense reductions (%) **                                   2.18  +
Ratio of net investment income to average net assets (%)       5.28  +
Portfolio turnover rate (%)                                     176
Net assets at end of period (000 omitted)                    $4,714

(A)  Commenced operations April 1, 1996.
 +   Annualized
++   Not annualized
 * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
 ** Expense reductions are comprised of the voluntary expense reimbursements and include, effective 1995, the earning credits as described in Notes (2) and (1) H.


See Notes to Financial Statements.
40

         Sentinel Tax-Free Income Fund seeks a high level of current income and preservation of capital through a portfolio of high quality municipal bonds which are exempt from federal income taxes.

                         Sentinel Tax-Free Income Fund

At current prices, municipal bonds provide after-tax yields which compare favorably to corporate, government and mortgage backed securities for investors who are looking to maximize risk adjusted, after-tax cash flows in their fixed income portfolios.

For the fiscal year ended November 30, 1996, the Sentinel Tax-Free Income Fund had a total return of 4.3% compared to 5.9% for the Lehman Municipal Bond Index. During this same period, the average Lipper General Municipal Debt Fund returned 4.9%.

Interest rates were volatile throughout 1996 as market participants responded to conflicting data regarding the level of economic activity. A surprisingly strong employment report in February was instrumental in driving up the rate of the thirty-year treasury bond from approximately 6.0% to a peak of 7.2% in June. As rates stabilized above 7.0%, the interest rate sensitive sectors of the economy such as housing and automobile sales began to slow, setting the stage for a rally which drove the yield of the long treasury bond down to 6.4% at the end of November.

As retail investors have continued to concentrate investment dollars in equities, the bond markets have become dominated by large institutional traders. This had the effect of increasing the sensitivity of fixed income prices to small changes in economic data, causing excessive volatility.

On a relative basis, tax-free securities outperformed taxable fixed income securities over the course of the year. The driving factor in this result was the lack of supply of municipal bonds compared to a growing demand for tax-exempt income primarily from the property and casualty insurance industry. On an after-tax basis, municipal bonds are tough to beat. For example, a high grade, ten-year maturity municipal bond yielding 4.7% has a taxable equivalent yield of 7.3% for an investor in the 36% tax bracket, 1.4% more than a comparable treasury security. At current prices, municipal bonds provide after-tax yields which compare favorably to corporate, government and mortgage backed securities for investors who are looking to maximize risk adjusted, after-tax cash flows in their fixed income portfolios.

In this environment, we will continue to position the Sentinel Tax-Free Income Fund to take advantage of opportunities while maintaining our conservative mix of quality assets in order to provide our shareholders with a relatively high level of current income exempt from federal taxation.

/s/ Kenneth J. Hart

    Kenneth J. Hart
-------------------------------------------------------------------------------

---------------------------------------
Average Annual
Total Return
Through 11/30/96
                 w/sales     w/o sales
   Period        charge+       charge
1 Year             0.1%         4.3%
---------------------------------------
5 Years            6.3%         7.2%
---------------------------------------
Since
Inception*         7.3%         8.0%
---------------------------------------
*10/1/90

+Sales charge applicable to year of initial investment.

Sentinel Tax-Free Income Fund Performance
10/1/90 inception through 11/30/96

Tax-Free Income Fund

               Tax-Free Income     Lipper's Gen'l Municipal     Lehman Municipal
                 with/load              Debt Fund Avg              Bond Index
                 ---------              --------------             ----------
0 10/01/90         9,600                   10,000                    10,000
1 Nov.'90          9,890                   10,383                    10,386
2 Nov.'91         10,897                   11,415                    11,452
3 Nov.'92         11,988                   12,584                    12,600
4 Nov.'93         13,416                   14,058                    13,997
5 Nov.'94         12,739                   13,126                    13,262
6 Nov.'95         14,780                   13,540                    15,769
7 Nov.'96         15,418                   16,304                    16,695

Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Index and Average shown above, you should note that the Fund's performance reflects the maximum 4% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results. Performance will vary for each class of shares due to differences in expenses paid with respect to each class of shares.


Chart Ending Values
& Legend
10/1/90 inception
through 11/30/96

-----Sentinel                      $15,418
     Tax-Free
     Income Fund
-----Lehman                        $16,695
     Municipal
     Bond Index*
-----Lipper                        $16,304
     General
     Municipal Debt
     Fund Average

*An unmanaged index of bonds reflecting average prices in the bond market.

                                                                            [41]

Sentinel Tax-Free Income Fund
Investment in Securities
at November 30, 1996

--------------------------------------------------------------------------------
                           Principal Amount                        Value
                              (M=$1,000)                          (Note 1)
--------------------------------------------------------------------------------
Bonds 95.6%
California - 11.5%
California General Obligation
    6.250%, 04/01/08            4000M                           $ 4,490,680
Foothill/Eastern CA Toll
    6.500%, 01/01/32            3500M                             3,679,270
San Mateo Cnty CA
    Power Rev (AMBAC)
    6.500%, 07/01/15            3000M                             3,449,100
                                                             ---------------
                                                                 11,619,050
                                                             ---------------
Colorado - 1.6%
Arapahoe County
    Capital Improvements
    6.950%, 08/31/20            1500M                             1,663,845
                                                             ---------------
Connecticut - 1.9%
Conn State Health &
    Educational Facs (MBIA)
    5.750%, 07/01/16            1850M                             1,893,900
                                                             ---------------
Delaware - 1.1%
Delaware Health Facility
    Auth (MBIA)
    7.625%, 11/01/10             500M                               544,215
University of DE Housing
    & Dining Facs
    6.625%, 11/01/10             500M                               543,140
                                                             ---------------
                                                                  1,087,355
                                                             ---------------
District of Columbia - 0.5%
District of Columbia
    G/O (AMBAC)
    7.500%, 06/01/09             500M                               546,415
                                                             ---------------
Florida - 2.8%
Orange County Healthcare A
    (MBIA)
    6.250%, 10/01/13            1500M                             1,655,445
University Community
    Hospital Inc (FSA)
    7.500%, 09/01/11            1000M                             1,130,190
                                                             ---------------
                                                                  2,785,635
                                                             ---------------
Hawaii - 4.1%
Hawaii State G/O (FGIC)
    5.125%, 02/01/09            3000M                             3,011,910
Dept of Budget Financial
    of HI (FSA)
    7.650%, 07/01/19            1000M                             1,156,460
Hawaii State Housing Finance
    7.800%, 07/01/29              10M                                10,521
                                                             ---------------
                                                                  4,178,891
                                                             ---------------
Idaho - 0.6%
Idaho Housing Agency
    Series D-1
    8.000%, 01/01/20             575M                               620,212
                                                             ---------------
-------------------------------------------------------------------------------
                           Principal Amount                        Value
                              (M=$1,000)                          (Note 1)
-------------------------------------------------------------------------------

Illinois - 5.0%
Illinois Educational
    Facs Authority
    6.100%, 12/15/16             560M                            $  580,927
Illinois Housing
    Development Authority
    7.000%, 07/01/10             990M                             1,054,380
Illinois State Sales
    Tax Revenue
    6.500%, 06/15/13            1000M                             1,120,420
Illinois State Sales
    Tax Revenue
    6.000%, 06/15/12            2180M                             2,347,293
                                                             ---------------
                                                                  5,103,020
                                                             ---------------
Indiana - 0.1%
Indianapolis IN Economic
    Dev Revenue
    7.800%, 12/01/17              55M                                57,286
                                                             ---------------
Kansas - 0.2%
Kansas City Leavenworth
    Cty &  City of Lenexa
    Series A - Mtg Rev
    8.400%, 05/01/15             150M                               156,063
                                                             ---------------
Louisiana - 0.5%
Jefferson LA Sales Tax (MBIA)
    8.250%, 07/01/02             500M                               548,910
                                                             ---------------
Massachusetts - 4.3%
Massachusetts State G/O
    6.875%, 07/01/10            1000M                             1,122,330
Massachusetts State G/O (FGIC)
    6.000%, 08/01/09            1000M                             1,093,860
Mass State Health &
    Educational Facs
    Beth Israel Hospital Revenue
    7.000%, 07/01/09            1000M                             1,057,590
Mass State Health
    & Educational Facs
    New England Baptist
    Hospital Revenue
    7.300%, 07/01/11            1000M                             1,079,460
                                                             ---------------
                                                                  4,353,240
                                                             ---------------
Michigan - 1.0%
Michigan State Building
    Authority
    6.250%, 10/01/20             170M                               175,015
Royal Oak MI Hospital
    Finance Authority
    7.375%, 01/01/20             750M                               812,918
                                                             ---------------
                                                                    987,933
                                                             ---------------
Missouri - 1.2%
Central MO State
    University (MBIA)
    7.000%, 07/01/14            1000M                             1,129,700
Missouri Housing
    Development Comm
    9.375%, 04/01/16              60M                                64,705
                                                             ---------------
                                                                  1,194,405
                                                             ---------------
--------------------------------------------------------------------------------
                           Principal Amount                        Value
                              (M=$1,000)                          (Note 1)
--------------------------------------------------------------------------------
North Carolina - 1.0%
NC Eastern Municipal
    Power Agency
    6.000%, 01/01/06            1000M                           $ 1,046,200
                                                             ---------------
Nebraska - 2.1%
Omaha Public Power District
    7.625%, 02/01/12            1000M                             1,024,500
Omaha Public Power District
    6.150%, 02/01/12            1000M                             1,113,200
                                                             ---------------
                                                                  2,137,700
                                                             ---------------
New Hampshire - 0.8%
New Hampshire Higher
    Ed & Health (MBIA)
    7.625%, 07/01/20             750M                               827,460
                                                             ---------------
New Jersey - 1.1%
University of Medicine
    & Dentistry
    7.200%, 12/01/19            1000M                             1,101,170
                                                             ---------------
Nevada - 1.1%
Clark Cty NV McCarran
    Intl Airport (AMBAC)
    6.150%, 07/01/07            1000M                             1,073,530
                                                             ---------------
New York - 20.4%
Metro Transit Authority
    5.750%, 07/01/13            2000M                             2,032,020
Monroe County  NY G/O
    6.000%, 03/01/14            1000M                             1,089,060
New York City NY G/O
    7.100%, 02/01/09            1200M                             1,302,072
New York City NY G/O
    6.500%, 02/15/06            3500M                             3,731,420
NYC Municipal Water
    Fin Authority
    7.000%, 06/15/07             250M                               279,027
NY State Dorm Authority
    6.375%, 07/01/08            3000M                             3,177,810
NY State Dorm Authority
    6.000%, 08/15/16            2800M                             2,888,284
NY State Environmental
    Facs Corp
    7.250%, 06/15/10              50M                                56,395
NY State Environmental
    Facs Corp
    6.600%, 09/15/12            1450M                             1,599,974
NY State Medical Care Facs
    7.875%, 08/15/08             250M                               280,290
Triborough Bridge &
    Tunnel Authority
    8.125%, 01/01/12             500M                               529,845
Triborough Bridge &
    Tunnel Authority
    6.000%, 01/01/12            3250M                             3,547,733
                                                             ---------------
                                                                 20,513,930
                                                             ---------------
Ohio - 0.7%
OH Housing Finance Authority
    7.050%, 09/01/16             665M                               695,297
                                                             ---------------

                                                                     (continued)
42

Sentinel Tax-Free Income Fund
Investment in Securities (cont'd.)
at November 30, 1996

-------------------------------------------------------------------------------
                         Principal Amount                         Value
                            (M=$1,000)                          (Note 1)
-------------------------------------------------------------------------------
Oregon - 4.0%
Klamath Falls Elec Revenue
    4.500%, 05/01/23         4000M                              $4,027,240
                                                             --------------
Pennsylvania - 5.4%
Allegheny County Sanitation
    Auth (FGIC)
    7.500%, 12/01/16          500M                                 539,875
Montgomery Cty Higher Ed
    & Health
    8.300%, 06/01/10          500M                                 571,940
Pennsylvania State G/O
    6.250%, 07/01/11         2000M                               2,232,220
PA Higher Educational
    Facs Auth C (MBIA)
    7.200%, 07/01/19         1000M                               1,094,280
PA State Educational
    Facs Authority
    5.600%, 11/15/10         1000M                               1,043,330
                                                             --------------
                                                                 5,481,645
                                                             --------------
Puerto Rico - 6.8%
Puerto Rico Hwy & Transportation
    5.500%, 07/01/36         4750M                               4,674,475
Puerto Rico Elec Power Authority
    6.125%, 07/01/08         2000M                               2,173,800
                                                             --------------
                                                                 6,848,275
                                                             --------------
Tennessee - 2.2%
Lawrenceburg TN Electrical
    Revenue (MBIA)
    6.625%, 07/01/18          1910M                              2,222,056
                                                             --------------
Texas - 1.1%
North Central TX Health
    6.250%, 05/15/10          1000M                              1,102,680
                                                             --------------
Utah - 0.1%
Utah State Housing Finance
    Authority
    7.250%, 07/01/22            25M                                 26,412
                                                             --------------
Virginia - 5.3%
Fairfax County Water Authority
    7.250%, 01/01/27          1000M                              1,104,680
VA State Housing Development
    Authority
    5.200%, 01/01/06          1355M                              1,364,688
VA State Public Bldg Authority
    5.200%, 08/01/15          3000M                              2,912,610
                                                             --------------
                                                                 5,381,978
                                                             --------------
-------------------------------------------------------------------------------
                         Principal Amount                         Value
                            (M=$1,000)                          (Note 1)
--------------------------------------------------------------------------------
Vermont - 1.0%
Vermont Education &
    Health Building
    7.050%, 10/01/16          900M                             $   996,966
                                                             --------------
Washington - 6.1%
Snohomish Cnty G/O
    7.100%, 12/01/07          500M                                 554,475
Washington State G/O
    6.200%, 03/01/11         1220M                               1,337,669
Washington State Public Power
    System Proj. #2
    7.625%, 07/01/10          250M                                 284,455
Washington State Public Power
    System Proj. #3 (MBIA)
    7.125%, 07/01/16         3295M                               3,914,032
                                                             --------------
                                                                 6,090,631
                                                             --------------
Total Bonds
    (Cost $90,377,682)                                          96,369,330
                                                             --------------

--------------------------------------------------------------------------------
                         Principal Amount                         Value
                            (M=$1,000)                          (Note 1)
--------------------------------------------------------------------------------
Short-Term Investments 4.2%
Port St Helens OR
    General Electric Project
    4.000%, 06/01/10 (a)       200M                           $    200,000
New Castle PA Hospital
    3.8500%, 07/01/26 (a)     4000M                              4,000,000
                                                             --------------
Total Short-Term Investments
    (Cost $4,200,000)                                            4,200,000
                                                             --------------
Total Investments
    (Cost $94,577,682)*                                        100,569,330

Excess of Other Assets
   Over Liabilities 0.2%                                           163,634
                                                             --------------
Net Assets                                                  $  100,732,964
                                                             ==============

 *  Also cost for federal income tax purposes.
    At November 30, 1996, net unrealized appreciation for federal income tax purposes aggregated $5,991,648 of which all related to appreciated securities.

(a) Variable rate security that may be tendered back to issuer prior to maturity, at par.

    The following abbreviations are used in portfolio descriptions:

    (AMBAC) - Guaranteed by American Municipal Bond Association Corp.

    (FGIC) - Guaranteed by Financial Guaranty Insurance Co.

    (FSA) - Guaranteed by Financial Security Assurance Inc.

    (MBIA) - Guaranteed by Municipal Bond Investors Assurance Corp.

    G/O - General Obligation Bond

                                              See Notes to Financial Statements.


Sentinel Tax-Free Income Fund
Statement of Assets and Liabilities
at November 31, 1996
------------------------------------------------------------

Assets
Investments at value                            $100,569,330
Cash and cash equivalents                            221,716
Receivable for securities sold                       560,124
Receivable for fund shares sold                          570
Receivable for interest                            1,959,409
                                               --------------
  Total Assets                                   103,311,149
                                               --------------
Liabilities
Payable for securities purchased                   2,430,522
Payable for fund shares repurchased                   42,913
Accrued expenses                                      26,645
Management fee payable                                43,477
Distribution fee payable (Class A Shares)             24,788
Distribution fee payable (Class B Shares)                596
Fund service fee payable                               9,244
                                               --------------
  Total Liabilities                                2,578,185
                                               --------------
Net Assets Applicable to Outstanding Shares     $100,732,964
                                               ==============

Net Asset Value and Offering Price per Share
  Class A Shares
$99,957,369 / 7,389,500 shares outstanding      $      13.53
Sales Charge -- 4.00% of offering price                 0.56

Maximum Offering Price                          $      14.09
                                               ==============
  Class B Shares
$765,605 / 56,555 shares outstanding            $      13.54
                                               ==============

Net Assets Represent
Capital stock at par value                         $     74,461
Paid-in capital                                      93,729,884
Accumulated undistributed net investment income          12,295
Accumulated undistributed net realized gain
  on investments                                        924,676
Unrealized appreciation of investments                5,991,648
                                               ----------------
Net Assets                                         $100,732,964
                                               ================
Investments at Cost                               $  94,527,683
                                               ================


Sentinel Tax-Free Income Fund
Statement of Operations
For the Year Ended November 30, 1996
-----------------------------------------------------------------

Investment Income
Income:
Interest                                              $ 6,033,632
                                                 ----------------
Expenses:
Management advisory fee                                   548,846
Transfer agent and custodian                              126,906
Distribution expense (Class A Shares)                     207,052
Distribution expense (Class B Shares)                       2,765
Accounting services                                        43,100
Professional fees                                          19,040
Reports and notices to shareholders                         5,465
Directors' fees and expenses                               11,806
Other                                                      45,092
                                                 ----------------
  Total Expenses                                        1,010,072
  Expense Offset                                          (34,206)
                                                 ----------------
  Net Expenses                                            975,866
                                                 ----------------
Net Investment Income                                   5,057,766
                                                 ----------------

Realized and Unrealized Gain (Loss) on Investments

Net realized gain on sales of investments               1,068,481
Net change in unrealized appreciation                  (1,972,048)
                                                 ----------------
Net Realized and Unrealized Loss on Investments          (903,567)
                                                 ----------------
Net Increase in Net Assets from Operations            $ 4,154,199
                                                 ================

                                              See Notes to Financial Statements.
44

Sentinel Tax-Free Income Fund
Statement of Changes in Net Assets
-------------------------------------------------------------------------------

                                                         Year             Year
                                                        Ended            Ended
                                                     11/30/96         11/30/95
                                                -------------    -------------

Increase in Net Assets from Operations
Net investment income                            $  5,057,766     $  5,344,289
Net realized gain on sales of investments           1,068,481        1,604,746
Net change in unrealized appreciation              (1,972,048)       8,580,337
                                                -------------    -------------
Net increase in net assets from operations          4,154,199       15,529,372
                                                -------------    -------------
Distributions to Shareholders
From net investment income
 Class A Shares                                    (5,039,025)      (5,344,668)
 Class B Shares                                        (9,954)               -
From net realized gain on investments
 Class A Shares                                             -                -
 Class B Shares                                             -                -
                                                -------------    -------------
Total distributions to shareholders                (5,048,979)      (5,344,668)
                                                -------------    -------------
From Capital Share Transactions
Net proceeds from sales of shares
 Class A Shares                                    11,436,258       19,708,036
 Class B Shares                                       825,932                -
Net asset value of shares in reinvestment
 of dividends and distributions
 Class A Shares                                     3,258,113        3,604,212
 Class B Shares                                         8,945                -
Net asset value of shares issued in exchange
 for net assets of another investment company               -        4,493,940
                                                 ------------     ------------
                                                   15,529,248       27,806,188
Less: Payments for shares reacquired
 Class A Shares                                   (24,320,856)     (27,420,131)
 Class B Shares                                       (86,393)               -
                                                 ------------     ------------
Increase (decrease) in net assets from
 capital share transactions                        (8,878,001)         386,057
                                                 ------------     ------------
Total Increase (Decrease) in Net Assets for
 period                                            (9,772,781)      10,570,761
Net Assets: Beginning of period                   110,505,745       99,934,984
                                                 ------------     ------------
Net Assets: End of period                        $100,732,964     $110,505,745
                                                 ============     ============
Undistributed Net Investment Income
 at End of Period                                $     12,295     $      3,508
                                                 ============     ============


See Notes to Financial Statements.

Sentinel Tax-Free Income Fund
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.
-------------------------------------------------------------------------------

                                                            Year Ended   Year Ended     Year Ended      Year Ended   Year Ended
Class A Shares                                                11/30/96     11/30/95       11/30/94        11/30/93     11/30/92
                                                            ----------   ----------     ----------      ----------   ----------
Net asset value at beginning of period                       $   13.62    $   12.35      $   13.81       $   13.13     $  12.68
                                                            ----------   ----------     ----------      ----------    ---------
Income from Investment Operations
Net investment income                                             0.65         0.67           0.68            0.73         0.76
Net realized and unrealized gain (loss)
   on investments                                                (0.09)        1.27          (1.34)           0.79         0.47
                                                            ----------   ----------     ----------      ----------    ---------
Total from investment operations                                  0.56         1.94          (0.66)           1.52         1.23
                                                            ----------   ----------     ----------      ----------    ---------
Less Distributions
Dividends from net investment income                              0.65         0.67           0.68            0.73         0.76
Distributions from realized gains on investments                     -            -           0.12            0.11         0.02
                                                            ----------   ----------     ----------      ----------    ---------
Total Distributions                                               0.65         0.67           0.80            0.84         0.78
                                                            ----------   ----------     ----------      ----------    ---------
Net asset value at end of period                             $   13.53    $   13.62      $   12.35       $   13.81       $13.13
                                                            ==========   ==========      =========       =========    =========
Total Return (%) **                                                4.3         16.0           (5.1)           11.9         10.0

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                   0.94         0.90           0.75            0.64         0.50
Ratio of expenses to average net assets before
   expense reductions (%) ***                                     0.97         0.99           0.94            0.90         0.72
Ratio of net investment income to average net assets (%)          4.86         5.06  *        5.11   *        5.41  *      5.93  *
Portfolio turnover rate (%)                                        112          112             92              39           48
Net assets at end of period (000 omitted)                    $  99,967    $ 110,506      $  99,935       $ 111,968    $  55,538
------------------------------------------------------------------------------------------------------------------------------------



                                                       Eight Months
Class B Shares                                     Ended 11/30/96(A)
                                                   ----------------
Net asset value at beginning of period                       $13.28
                                                   ----------------
Income from Investment Operations
Net investment income                                          0.32
Net realized and unrealized gain on investments                0.26
                                                   ----------------
Total from investment operations                               0.58
                                                   ----------------
Less Distributions
Dividends from net investment income                           0.32
Distributions from realized gains on investments                  -
                                                   ----------------
Total Distributions                                            0.32
                                                   ----------------
Net asset value at end of period                             $13.54
                                                   ================
Total Return (%) **                                             4.5  ++

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                2.18  +
Ratio of expenses to average net assets before
   expense reductions (%)***                                   2.48  +
Ratio of net investment income to average net assets (%)       3.61  +
Portfolio turnover rate (%)                                     112
Net assets at end of period (000 omitted)                    $  766


    (A)  Commenced operations April 1, 1996.
     +   Annualized
     ++  Not annualized

     * Ratio of net investment income to average net assets would have been 5.00% in 1995, 4.92% in 1994, 5.14% in 1993 and 5.71% in 1992, in the
         absence of a voluntary expense reimbursement.

     ** Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

     *** Expense reductions are comprised of the voluntary expense reimbursements and include, effective 1995, the earning credits as described in Notes (2) and (1) H.

See Notes to Financial Statements.

Sentinel New York Tax-Free Income Fund seeks a high level of current income and stability of principal through investments in obligations issued by the State of New York, its agencies and authorities, which are exempt from Federal and New York State income taxes.

                     Sentinel New York Tax-Free Income Fund

On a relative basis, tax-free securities outperformed taxable fixed income securities over the course of the year.

For the fiscal year ended November 30, 1996, the Sentinel New York Tax-Free Income Fund had a total return of 4.8% compared to 5.9% for the Lehman Municipal Bond Index. During this same period, the average Lipper New York State Municipal Debt Fund returned 4.8%.

Interest rates were volatile throughout 1996 as market participants responded to conflicting data regarding the level of economic activity. A surprisingly strong employment report in February was instrumental in driving up the rate of the thirty-year treasury bond from approximately 6.0% to a peak of 7.2% in June. As rates stabilized above 7.0%, the interest rate sensitive sectors of the economy such as housing and automobile sales began to slow, setting the stage for a rally which drove the yield of the long treasury bond down to 6.4% at the end of November.

As retail investors have continued to concentrate investment dollars in equities, the bond markets have become dominated by large institutional traders. This had the effect of increasing the sensitivity of fixed income prices to small changes in economic data, causing excessive volatility.

On a relative basis, tax-free securities outperformed taxable fixed income securities over the course of the year. The driving factor in this result was the lack of supply of municipal bonds compared to a growing demand for tax-exempt income primarily from the property and casualty insurance industry. On an after-tax basis, municipal bonds are tough to beat. For example, a high grade, ten-year maturity municipal bond yielding 4.7% has a taxable equivalent yield of 8.0% for an investor in the 36% federal tax bracket blended to include New York state tax, 1.9% more than a comparable treasury security. At current prices, municipal bonds provide after-tax yields which compare favorably to corporate, government and mortgage backed securities for investors who are looking to maximize risk adjusted, after-tax cash flows in their fixed income portfolios.

In this environment, we will continue to position the Sentinel New York Tax-Free Income Fund to take advantage of opportunities while maintaining our conservative mix of quality assets in order to provide our shareholders with a relatively high level of current income exempt from New York state, City and federal taxation.


/s/ Kenneth J Hart
Kenneth J. Hart

                           [LINE GRAPH APPEARS HERE]

--------------------------------------
Average Annual
Total Return
Through 11/30/96
                 w/sales     w/o sales
Period           charge+      charge
1 Year             0.6%         4.8%
--------------------------------------
Since
Inception*         5.1%         7.7%
--------------------------------------
*3/27/95

+Sales charge applicable to year of initial investment.

================================================================================
Sentinel NY Tax-Free Income Fund Performance
Inception as of opening of business 3/27/95 through 11/30/96

                   NY Tax-Free Income    Lipper's NY Municipal      Lehman Municipal
                       with/load             Debt Fund Avg.            Bond Index
                       ---------             -------------             ----------
        03/27/95           9,600
 0       3/31/95           9,617                 10,000                 10,000
 1       4/30/95           9,608                 10,010                 10,012
 2       5/31/95           9,993                 10,331                 10,331
 3       6/30/95           9,789                 10,195                 10,241
 4       7/31/95           9,843                 10,258                 10,338
 5       8/31/95           9,966                 10,374                 10,469
 6       9/30/95          10,011                 10,428                 10,535
 7      10/30/95          10,206                 10,597                 10,688
 8      11/30/95          10,376                 10,814                 10,866
 9      12/31/95          10,460                 10,930                 10,970
10       1/31/96          10,519                 10,967                 11,054
11       2/29/96          10,397                 10,874                 10,978
12       3/31/96          10,231                 10,695                 10,838
13       4/30/96          10,197                 10,650                 10,807
14       5/30/96          10,190                 10,649                 10,803
15       6/30/96          10,303                 10,762                 10,921
16       7/31/96          10,399                 10,864                 11,020
17       8/31/96          10,376                 10,857                 11,017
18       9/30/96          10,555                 11,006                 11,171
19      10/31/96          10,662                 11,134                 11,298
20      11/30/96          10,869                 11,334                 11,505

Chart Ending Values & Legend
3/27/95 inception through 11/30/96

_______ Sentinel NY Tax-Free Income Fund                $10,869
- - - - Lehman Municipal Bond Index*                    $11,505
--- - - Lipper NY Municipal Debt Fund Average           $11,334

*An unmanaged index of bonds reflecting average prices in the bond market.

Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Index and Average shown above, you should note that the Fund's performance reflects the maximum 4% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results.

Sentinel New York Tax-Free Income Fund
Investment in Securities
at November 30, 1996
--------------------------------------------------------------------------------
                                  Principal Amount           Value
                                     (M=$1,000)             (Note 1)
--------------------------------------------------------------------------------

Bonds 100.6%
New York 91.6%
Insured University Revenue (MBIA)
    5.625%, 07/01/13                250M                    $255,687
Metro Transportation Authority
    5.75%, 07/01/13                 250M                     254,003
Monroe County Water
    Improvement (MBIA)
    5.60%, 12/01/11                 225M                     229,936
Monroe County G/O
    6.00%, 03/01/14                 250M                     272,265
New York City Municipal
    Assistance Corp.
    4.30%, 07/01/99                 225M                     226,411
New York City Municipal
    Water Fin. Auth.
    6.00%, 06/15/17                 100M                     101,569
New York City G/O
    6.50%, 02/15/06                 250M                     266,530
New York State Dorm.
    Authority Revenue
    Cornell Univ. - Ser A
    7.375%, 07/01/30                 50M                      55,356
State Univ. Educ. Fac. - Ser A
    7.20%, 05/15/06                 200M                     229,486
State Univ. Educ. Fac. - Ser A
    6.375%, 05/15/14                250M                     261,520
Department of Health
    5.50%, 07/01/20                 125M                     119,129
City University System
    5.625%, 07/01/16                250M                     248,375
New York State Energy Resources
    7.50%, 07/01/25                  50M                      53,811
New York State Environmental
    Facilities
    5.75%, 01/15/13                 250M                     259,980
    5.75%, 03/15/13                 300M                     298,401
New York State Environmental
    Water Revenue
    7.25%, 06/15/10                  60M                      67,674
New York State Housing
    Finance Agency
    5.625%, 05/01/02                250M                     255,410
New York State Local Govt.
    Assistance Corp.
    7.00%, 04/01/08                 100M                     111,574
New York State Medical
    Care Facilities
    7.875%, 08/15/20                 20M                      22,257
    7.30%, 02/15/21                  25M                      27,897
Hospitals & Nursing Homes
    6.45%, 02/15/09                 230M                     244,393
New York State Mortgage
    Agency Revenue
    7.95%, 04/01/22                 100M                     106,483
New York State Thwy. Auth.
    Service Contract
    6.25%, 04/01/14                 200M                  $  207,684
New York State Urban
    Development Corp.
    5.70%, 04/01/20                 250M                     249,338
Port Authority NY & NJ
    5.00%, 07/15/12                  70M                      68,074
Suffolk County NY Water
    Authority (AMBAC)
    5.625%, 06/01/16                170M                     171,081
Triborough Bridge & Tunnel
    Authority
    6.00%, 01/01/12                 250M                     272,903
    6.875%, 01/01/15                 65M                      70,302
United Nations Development
    Corp.
    6.00%, 07/01/12                 250M                     258,095
                                                         -----------
                                                           5,265,624
                                                         -----------
Puerto Rico 9.0%
Puerto Rico Commonwealth
    6.00%, 07/01/09                 250M                     272,140
Puerto Rico Commonwealth
    Hwy. & Trans.
    5.50%, 07/01/36                 250M                     246,025
                                                         -----------
                                                             518,165
                                                         -----------
Total Bonds
    (Cost $5,460,949 )                                     5,783,789
                                                         -----------
Short-Term Investments 1.8%
New York City G/O
    3.10%, 08/15/22 (a)
    (Cost $100,000)                 100M                     100,000
                                                         -----------
Total Investments
    (Cost $5,560,949)*                                     5,883,789

Excess of Liabilities
   Over Other Assets (2.4%)                                 (135,192)
                                                         -----------
Net Assets                                                $5,748,597
--------------------------------------------------------------------------------

 *  Also cost for federal income tax purposes.
    At November 30, 1996, net unrealized appreciation for federal income tax purposes aggregated $322,840 all of which related to appreciated securities.

(a) Variable rate security that may be tendered back to issuer prior to maturity, at par.

    The following abbreviations are used in portfolio descriptions:

    (AMBAC) - Guaranteed by American Municipal Bond Association Corp.

    (MBIA) - Guaranteed by Municipal Bond Investors Assurance Corp.

    G/O - General Obligation Bond


See Notes to Financial Statements.

Sentinel New York Tax-Free Income Fund
Statement of Assets and Liabilities
at November 30, 1996
--------------------------------------------------------------

Assets
Investments at value                               $5,883,789
Cash and cash equivalents                              71,114
Receivable for interest                               103,290
                                                   -----------
  Total Assets                                      6,058,193
                                                   -----------

Liabilities
Payable for securities purchased                      269,728
Payable for fund shares repurchased                    35,000
Accrued expenses                                          282
Management fee payable                                  2,531
Distribution fee payable                                1,632
Fund service fee payable                                  423
                                                   -----------
  Total Liabilities                                   309,596
                                                   -----------
Net Assets Applicable to Outstanding Shares         5,748,597
                                                   ===========

Net Asset Value and Offering Price Per Share
$5,748,597 / 490,673 shares outstanding                $11.72
Sales Charge--4.00% of Offering Price                    0.49

Maximum Offering Price Per Share                       $12.21
                                                   ===========

Net Assets Represent
Capital stock at par value                         $    4,907
Paid-in capital                                     5,375,253
Accumulated undistributed net investment income           381
Accumulated undistributed net realized gain
  on investments                                       45,216
Unrealized appreciation of investments                322,840
                                                   -----------
Net Assets                                         $5,748,597
                                                   ===========
Investments at Cost                                $5,560,949
                                                   ===========


Sentinel New York Tax-Free Income Fund
Statement of Operations
For the Year Ended November 30, 1996
--------------------------------------------------------------
Investment Income
Income:

Interest                                              $314,372
                                                   -----------
Expenses:
Management advisory fee                                 29,167
Transfer agent and custodian                             6,933
Distribution expense                                    11,005
Accounting services                                      2,282
Professional fees                                        3,085
Reports and notices to shareholders                        647
Directors' fees and expenses                               632
Other                                                    6,922
                                                   -----------
  Total Expenses                                        60,673
  Expense Offset                                        (3,270)
                                                   -----------
  Net Expenses                                          57,403
                                                   -----------
Net Investment Income                                  256,969
                                                   -----------

Realized and Unrealized Gain (Loss) on Investments
Net realized gain on sales of investments               96,585
Net change in unrealized appreciation                  (84,924)
                                                   -----------
Net Realized and Unrealized Gain on Investments         11,661
                                                   -----------
Net Increase in Net Assets from Operations            $268,630
                                                   ===========


See Notes to Financial Statements.

Sentinel New York Tax-Free Income Fund
Statement of Changes in Net Assets
-------------------------------------------------------------------------------



                                                           Year   Eight Months
                                                          Ended          Ended
                                                       11/30/96      11/30/95*
                                                    -----------   ------------
Increase in Net Assets from Operations
Net investment income                                $  256,969    $   158,532
Net realized gain (loss) on sales of investments         96,585        (47,300)
Net change in unrealized appreciation                   (84,924)       289,172
                                                    -----------    -----------
Net increase in net assets from operations              268,630        400,404
                                                    -----------    -----------

Distributions to Shareholders
From net investment income                             (256,981)      (158,139)
From realized gain on investments                             -              -
                                                    -----------    -----------
Total distributions to shareholders                    (256,981)      (158,139)
                                                    -----------    -----------
From Capital Share Transactions
Net proceeds from sales of shares                       746,749        984,046
Net asset value of shares in reinvestment
 of dividends and distributions                         245,239        147,544
Net asset value of shares issued in exchange for
 net assets of another investment company                     -      5,759,369
                                                    -----------    -----------
                                                        991,988      6,890,959
Less: Payments for shares reacquired                   (587,443)    (1,800,821)
                                                    -----------    -----------
Increase in net assets from capital share
 transactions                                           404,545      5,090,138
                                                    -----------    -----------
Total Increase in Net Assets for period                 416,194      5,332,403
Net Assets: Beginning of period                       5,332,403              -
                                                    -----------    -----------
Net Assets: End of period                            $5,748,597    $ 5,332,403
                                                    ===========    ===========
Undistributed Net Investment Income
 at End of Period                                    $      381    $       393
                                                    ===========    ===========


* Commenced operations March 27, 1995.


See Notes to Financial Statements.

Sentinel New York Tax-Free Income Fund
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

-------------------------------------------------------------------------------

                                                              Eight Months
                                              Year Ended         Ended
                                                11/30/96       11/30/95(A)
                                              ------------     ----------
Net asset value at beginning of period          $11.72            $11.19
                                              ------------     ----------
Income from Investment Operations
Net investment income                             0.53              0.36
Net realized and unrealized gain on
 investments                                         -              0.53
                                              ------------     ----------
Total from investment operations                  0.53              0.89
                                              ------------     ----------
Less Distributions
Dividends from net investment income              0.53              0.36
Distributions from realized gains on
 investments                                         -                -
                                              ------------     ----------
Total Distributions                               0.53              0.36
                                              ------------     ----------
Net asset value at end of period                $11.72          $  11.72
                                              ============     ==========

Total Return (%) *                                 4.8              8.1  ++
Ratios/Supplemental Data
Ratio of net expenses to average net
 assets (%)                                       1.04             1.22  +
Ratio of expenses to average net assets
 before expense reductions (%) **                 1.10             1.29  +
Ratio of net investment income to
 average net assets (%)                           4.65             4.60  +
Portfolio turnover rate (%)                         48               32
Net assets at end of period (000
 omitted)                                       $5,749        $   5,332


   (A)   Commenced operations March 27, 1995.

     +   Annualized

    ++   Not annualized

     * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

    ** Expense reductions are comprised of the voluntary expense reimbursements and include, effective 1995, the earning credits as described in Note (2) and (1) H



See Notes to Financial Statements.

  Sentinel Government Securities Fund seeks high current returns with a high degree of capital preservation through the securities issued or guaranteed by the United States government, its agencies and instrumentalities.


                      Sentinel Government Securities Fund


The twelve-month period ended November 30, 1996, can be categorized as one of high volatility in terms of the direction of interest rates, the shape of the U.S. Treasury yield curve, and the relative spreads of mortgage-backed securities.

For the fiscal year ended November 30, 1996, the Sentinel Government Securities Fund produced a total return of 3.2%. This compares to an average return of 4.4%, as reported by Lipper Analytical Services Inc., for U.S. government funds with similar objectives. The Lehman Government Bond Index returned 5.3% over the same period, while the Lehman Mortgage Index returned 7.2%.

The twelve-month period ended November 30, 1996, can be categorized as one of high volatility in terms of the direction of interest rates, the shape of the U.S. Treasury yield curve, and the relative spreads of mortgage-backed securities (MBS). Bond market psychology changed abruptly from one economic release to the next as participants attempted to anticipate moves by the Federal Reserve and to position themselves accordingly. The Federal Reserve did ease monetary policy twice over the twelve-month period, once in December 1995 and again in January 1996, but remained inactive for the balance of the year.


Early in the year, the bond market had discounted additional Fed easing. However, real economic growth for the first half of 1996 was somewhat greater than expected, resulting in an abrupt change in market psychology. Interest rates rose between 125-to-150 basis points by mid-year. Real GDP growth for the third quarter of 1996 posted a very modest 2.0% gain, igniting a powerful bond market rally. Interest rates reversed course and fell between 85-to-100 basis points. Interestingly, interest rates rose only 25-to-30 basis points over the twelve-month period ended November 30, 1996. The table on the following page illustrates the highly volatile environment experienced in the bond market over the twelve month period by showing yields on various U.S. Treasuries; the shape of the U.S. Treasury yield curve, as measured by the 2-year Note to 30-year Bond spread; and yield spreads available on 30-year mortgage-backed securities relative to the 10-year U.S. Treasury Note.

----------------------------------
Average Annual
Total Return
Through 11/30/96

             w/sales       w/o sales
Period       charge+       charge

 1 Year         -0.9%        3.2%
-----------------------------------
 5 Years         6.0%        6.9%
-----------------------------------
10 Years         7.3%        7.7%
-----------------------------------

+Sales charge applicable to
 year of initial investment.
================================================================================
Sentinel Government Securities Fund Performace
Ten Years Ended 11/30/96


                           [LINE GRAPH APPEARS HERE]

  Gov't Secs. Fund


                         Gov't Secs.          Lipper's Government        Lehman Gov't            Lehman
                          with/load                 Fund Ave              Bond Index         Mortgage Index
                          ---------                ----------             ----------         --------------
 0 Nov.'86                  9,600                    10,000                 10,000               10,000
 1 Nov.'87                  9,716                     9,996                 10,118               10,328
 2 Nov.'88                  10,515                   10,802                 10,917               11,437
 3 Nov.'89                  11,782                   12,105                 12,496               13,046
 4 Nov.'90                  12,755                   12,941                 13,401               14,291
 5 Nov.'91                  14,481                   14,572                 15,175               16,483
 6 Nov.'92                  15,727                   15,764                 16,548               17,756
 7 Nov.'93                  17,391                   17,382                 18,548               19,062
 8 Nov.'94                  16,610                   16,453                 17,883               18,757
 9 Nov.'95                  19,585                   19,165                 20,994               21,811
10 Nov.'96                  20,215                   20,005                 22,107               23,387


Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Indices and Average shown above, you should note that the Fund's performance reflects the maximum 4% sales charge and includes all expenses and management fees, while that shown for the Indices and Average does not. Past performance is not predictive of future results.

Chart Ending Values & Legend

Sentinel Government Securities Fund             $20,215

Lehman Government Bond Index*                   $22,107

Lehman Morgage Index*                           $23,387

Lipper Gen'l US Government Fund Average         $20,005


*An unmanaged index of bonds reflecting average prices in the bond market.



                         11/30/95   2/13/96    7/5/96   11/30/96
2-year Note                 5.35%     4.79%     6.43%      5.58%
5-year Note                 5.52      5.13      6.82       5.83
10-year Note                5.75      5.58      7.05       6.05
30-year Bond                6.13      6.03      7.19       6.36
Slope of Yield Curve      +78 bp   +124 bp    +76 bp     +78 bp
FNMA 7 1/2%              +143 bp   +141 bp   +109 bp    +124 bp

Over the fiscal year, the Fund reduced its portfolio duration from 5.0 years to
4.3 years. In addition, the Fund increased its exposure to mortgage-backed securities to 75% of assets, up from 23% as of November 30, 1995. The Fund actively engaged in U.S. Treasury dollar rolls, a strategy which added approximately 58 basis points to the Fund's return. The Fund's fiscal year relative performance was hindered by its early relative underweighting in the strong MBS sector and its somewhat longer duration.

In summary, we remain committed to achieving the Fund's concurrent goals of high current income and capital preservation through all market conditions.


/s/ David M. Brownlee,
David M. Brownlee, CFA

Sentinel Government Securities Fund
Investment in Securities
at November 30, 1996

----------------------------------------------------------------------------
                                          Principal Amount         Value
                                              (M=$1,000)          (Note 1)
----------------------------------------------------------------------------
U.S. Government Obligations 91.7%
U.S. Treasury Obligations 22.5%

5-Year:
    Note 6.25%, '01                         3000M               $ 3,051,660
                                                             --------------
10-Year:
    Note 5.875%, '04                        4000M                 3,979,840
    Note 6.5%, '06                          5500M                 5,681,335
                                                             --------------
                                                                  9,661,175
                                                             --------------
30-Year:
    Note 7.125%, '23                        4000M                 4,317,400
    Note 6%, '26                            4000M                 3,774,120
                                                             --------------
                                                                  8,091,520
                                                             --------------
Total U.S. Treasury Obligations                                  20,804,355
                                                             --------------

U.S. Government Agency Obligations 69.2%
Federal Home Loan Bank 2.2%

5-Year:
    6.65%, '01                              2000M                 2,014,060
                                                             --------------
Federal Home Loan Mortgage Corporation 12.9%
15-Year:
    8.5%, '98                                 36M                    36,991
    9%, '06                                 2192M                 2,310,962
    6.5%, '07                               1772M                 1,793,807
    8%, '07                                 2197M                 2,278,809
                                                             --------------
                                                                  6,420,569
                                                             ==============
30-Year:
    8.25%, '04                               216M                   226,258
    11%, '09                                  20M                    21,844
    10.5%, '13                                43M                    47,679
    11%, '15                                   4M                     4,508
    11%, '15                                  59M                    65,735
    11%, '15                                  68M                    76,442
    11%, '15                                  43M                    48,179
    11%, '16                                   8M                     8,582
    11%, '16                                  33M                    37,163
    11%, '17                                  16M                    18,071
    11%, '17                                 157M                   175,616
    10.5%, '18                               157M                   174,514
    10.5%, '18                               248M                   275,790
    11%, '20                                  12M                    13,959
    8.5%, '25                               4076M                 4,293,281
                                                             --------------
                                                                  5,487,621
                                                             --------------
Total Federal Home Loan
  Mortgage Corporation                                           11,908,190
                                                             --------------
Federal National Mortgage Association 28.0%
Collateralized Mortgage Obligation:
  148(B), 0%, '98                           4212M                 4,058,988
                                                             --------------
15-Year:
  8.25%, '02                                 139M                   144,236
  7.75%, '05                                4641M                 4,812,134
  8%, '06                                   1425M                 1,471,982
  9%, '09                                   2913M                 3,115,603
  11%, '11                                   983M                 1,100,292
  7.5%, '11                                 2905M                 2,968,710
  7%, '11                                   3000M                 3,020,610
                                                             --------------
                                                                 16,633,567
                                                             --------------
30-Year:
 9.25%, '09                                  439M               $   472,418
 9.25%, '11                                 1904M                 2,051,926
 7.5%, '14                                  2494M                 2,589,527
                                                             --------------
                                                                  5,113,871
                                                             --------------
Total Federal National
    Mortgage Association                                         25,806,426
                                                             --------------
Government National
 Mortgage Association 26.1%
Collateralized Mortgage Obligation:
 1996 - 17(J), 7%, '12                      2000M                2,017,680
                                                             --------------
10-Year:
    7%, '03                                  731M                  743,918
    7%, '03                                 1030M                1,048,097
                                                                 1,792,015
                                                             --------------
15-Year:
    10%, '01                                  39M                   41,570
    7.5%, '08                               2044M                2,103,288
    9%, '09                                 1068M                1,127,499
    7%, '11                                 4689M                4,752,012
                                                             --------------
                                                                 8,024,369
                                                             --------------
30-Year:
    8%, '08                                 3794M                3,994,818
    9.75%, '13                               302M                  325,035
    11%, '14                                  61M                   66,814
    10.5%, '15                                59M                   65,468
    10.5%, '16                               112M                  124,435
    10.5%, '17                                22M                   24,406
    10.5%, '17                                73M                   80,907
    10.5%, '19                                53M                   58,787
    10.5%, '19                                35M                   38,606
    10.5%, '19                                92M                  102,082
    10.5%, '19                               135M                  150,789
    10.5%, '19                                32M                   35,569
    10.5%, '19                                12M                   13,798
    8.25%, '26                              2018M                2,095,152
    7.75%, '26                              1981M                2,026,664
    7.5%, '26                               3000M                3,040,290
                                                             --------------
                                                                12,243,620
                                                             --------------
Total Government National
    Mortgage Association                                        24,077,684
                                                             --------------
Total U.S. Government
    Agency Obligations                                          63,806,360
                                                             --------------
Total U.S. Government Obligations
    (Cost $83,409,778)                                          84,610,715
                                                             --------------

Other Collateralized Mortgage
Obligations 7.6%
Collateralized Mortgage Obligation
  Trust Series 22(Y)
  7.95%, '17                                3664M                3,781,091
Veterans Affairs 1996-3
  Class 3(PT)
  8.490834%, '26                            2976M                3,203,376
                                                             --------------
Total Other Collateralized
 Mortgage Obligations
 (Cost $6,780,290)                                               6,984,467
                                                             --------------
Corporate Short-Term Notes 5.8%
Beneficial Corp. 5.26%,
    12/16/96                                2400M             $  2,394,740
Prudential Funding Corp. 5.26%,
    12/11/96                                3000M                2,995,617
                                                             --------------
Total Corporate Short-Term Notes
    (Cost $5,390,357)                                            5,390,357
                                                             --------------
Repurchase Agreement 7.9%
Repurchase agreement with RBC Dominion
Securities, Inc. dated 11/27/96 at
5.32% to be repurchased at $7,305,394
on 12/02/96, collateralized by a
$7,286,000 U.S. Treasury Note due 07/31/97
valued at $7,447,188.
  (Cost $7,300,000)                         7300M                7,300,000
                                                             --------------
Total Investments
    (Cost $102,880,425)*                                       104,285,539

Excess of Liabilities
   Over Other Assets (13.0%)                                   (11,986,518)
                                                             --------------
Net Assets                                                   $  92,299,021
                                                             ==============

* Also cost for federal income tax purposes.
  At November 30, 1996, unrealized appreciation for federal income tax purposes aggregated $1,405,114 of which $1,564,509 related to appreciated securities and $159,395 related to depreciated securities.


                                               See Notes to Financial Statements

Sentinel Government Securities Fund
Statement of Assets and Liabilities
at November 30, 1996
-----------------------------------------------------------------------------

Assets
Investments at value                               $104,285,539
Cash and cash equivalents                               446,461
Receivable for securities sold                       24,413,902
Receivable for fund shares sold                              54
Receivable for interest                                 714,190
                                                   ------------
  Total Assets                                      129,860,146
                                                   ------------
Liabilities
Payable for securities purchased                     37,420,739
Payable for fund shares repurchased                      21,844
Accrued expenses                                         39,567
Management fee payable                                   40,246
Distribution fee payable                                 27,183
Fund service fee payable                                 11,546
                                                   ------------
  Total Liabilities                                  37,561,125
                                                   ------------
Net Assets Applicable to Outstanding Shares        $ 92,299,021
                                                   ============

Net Asset Value and Offering Price Per Share
$92,299,021 / 9,233,946 shares outstanding         $      10.00
Sales Charge -- 4.00% of Offering Price                    0.42
                                                   ------------
Maximum Offering Price Per Share                   $      10.42
                                                   ============

Net Assets Represent
Capital stock at par value                         $     92,339
Paid-in capital                                      97,340,115
Accumulated undistributed net investment income           1,010
Accumulated undistributed net realized loss
  on investments                                     (6,539,557)
Unrealized appreciation of investments                1,405,114
                                                   ------------
Net Assets                                         $ 92,299,021
                                                   ============
Investments at Cost                                $102,880,425
                                                   ============


Sentinel Government Securities Fund
Statement of Operations
For the Year Ended November 30, 1996
--------------------------------------------------------------------------------
Investment Income
Income:
Interest                                           $ 7,163,372
                                                   ------------
Expenses:
Management advisory fee                                527,418
Transfer agent and custodian                           182,923
Distribution expense                                   199,480
Accounting services                                     41,475
Professional fees                                       18,150
Reports and notices to shareholders                     11,448
Directors' fees and expenses                            11,312
Other                                                   20,777
                                                   ------------
  Total Expenses                                     1,012,983
  Expense Offset                                       (19,058)
                                                   ------------
  Net Expenses                                         993,925
                                                   ------------
Net Investment Income                                6,169,447
                                                   ------------

Realized and Unrealized Loss on Investments
Net realized loss on sales of investments           (3,051,420)
Net change in unrealized appreciation                 (475,659)
                                                   ------------
Net Realized and Unrealized Loss on Investments     (3,527,079)
                                                   ------------
Net Increase in Net Assets from Operations         $ 2,642,368
                                                   ============

                      See Notes to Financial Statements.

Sentinel Government Securities Fund
Statement of Changes in Net Assets
------------------------------------------------------------------------------

                                                     Year            Year
                                                    Ended            Ended
                                                   11/30/96        11/30/95
                                                -------------   --------------
Increase in Net Assets from Operations
Net investment income                            $  6,169,447     $  6,843,293
Net realized gain (loss) on sales of
 investments                                       (3,051,420)       3,976,086
Net change in unrealized appreciation                (475,659)       6,533,082
                                                -------------   --------------
Net increase in net assets from operations          2,642,368       17,352,461
                                                -------------   --------------
Distributions to Shareholders
From net investment income                         (6,067,900)      (6,684,083)
From net realized gain on investments                       -                -
                                                -------------   --------------
Total distributions to shareholders                (6,067,900)      (6,684,083)
                                                -------------   --------------
From Capital Share Transactions
Net proceeds from sales of shares                  11,859,191       12,011,122
Net asset value of shares in reinvestment
 of dividends and distributions                     4,652,285        5,223,850
                                                -------------   --------------
                                                   16,511,476       17,234,972
Less: Payments for shares reacquired              (28,887,111)     (24,260,467)
                                                -------------   --------------
Decrease in net assets from capital share
 transactions                                     (12,375,635)      (7,025,495)
                                                -------------   --------------
Total Increase (Decrease) in Net Assets for
 period                                           (15,801,167)       3,642,883
Net Assets: Beginning of period                   108,100,188      104,457,305
                                                -------------   --------------
Net Assets: End of period                        $ 92,299,021     $108,100,188
                                                =============   ==============
Undistributed (Distributions in Excess of)
 Net Investment Income at End of Period          $      1,010 $         (2,180)
                                                =============   ==============


See Notes to Financial Statements.

Sentinel Government Securities Fund
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.
--------------------------------------------------------------------------------

                                                            Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                              11/30/96    11/30/95    11/30/94    11/30/93    11/30/92
                                                           ----------- ----------- ----------- ----------- -----------
Net asset value at beginning of period                       $   10.30   $    9.31   $   10.45   $   10.18     $ 10.04
                                                           ----------- ----------- ----------- ----------- -----------
Income from Investment Operations
Net investment income                                             0.61        0.63        0.59        0.62        0.70
Net realized and unrealized gain (loss)
 on investments                                                  (0.30)       0.99       (1.04)       0.42        0.14
                                                           ----------- ----------- ----------- ----------- -----------
Total from investment operations                                  0.31        1.62       (0.45)       1.04        0.84
                                                           ----------- ----------- ----------- ----------- -----------
Less Distributions
Dividends from net investment income                              0.61        0.63        0.58        0.60        0.70
Distributions from realized gains on investments                     -           -        0.11        0.17           -
                                                           ----------- ----------- ----------- ----------- -----------
Total Distributions                                               0.61        0.63        0.69        0.77        0.70
                                                           ----------- ----------- ----------- ----------- -----------
Net asset value at end of period                             $   10.00   $   10.30   $    9.31   $   10.45     $ 10.18
                                                           =========== =========== =========== =========== ===========
Total Return (%) *                                                 3.2        17.9        (4.5)       10.6         8.6
Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                   1.00        1.03        1.00        0.98        0.76
Ratio of expenses to average net assets before
 expense reductions (%) **                                        1.01        1.04        1.00        0.98        0.76
Ratio of net investment income to average net assets (%)          6.18        6.50        5.95        6.06        6.90
Portfolio turnover rate (%)                                        614         367         149          97          79
Net assets at end of period (000 omitted)                    $  92,299   $ 108,100   $ 104,457   $ 134,749     $68,293

     * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

     ** Expense reductions are comprised of the voluntary expense reimbursements and include, effective 1995, the earning credits as described in Notes (2) and (1)H.



See Notes to Financial Statements.

Sentinel Short-Intermediate Government Fund seeks as high a level of current income as is consistent with preservation of capital through securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.


                  Sentinel Short-Intermediate Government Fund

Given the volatility of interest rates over the last four years, the Sentinel Short-Intermediate Government Fund is structured to experience relatively minor price fluctuations in its NAV, while offering a yield in excess of those available on money market securities.

For the fiscal year ended November 30, 1996, the Sentinel Short-Intermediate Government Fund produced a total return of 5.6%. This compares favorably to an average return of 5.1% for the Lipper Analytical Services Inc. universe of short maturity U.S. government funds with similar objectives. The Lehman 1-3 year Government Index returned 5.9% for the same period.

The investment goal of the Fund is to provide a high level of current income, consistent with the preservation of capital, by investing in only U.S. government securities, including its agencies and instrumentalities. The Fund attempts to earn a competitive current yield and rate of total return between that of a money market fund and that provided by a long-term government bond fund. At least 65% of the Fund's assets are invested in U.S. government securities with average maturities of 2 to 5 years. Included in this group of securities are U.S. Treasury and agency issues, as well as mortgage-backed securities issued by the instrumentalities of the U.S. government. The investment strategy of the Fund is to be at least 95% invested in all market environments, with a primary focus on yield, as the price appreciation/depreciation of short maturity securities is fairly limited over a 12-month investment horizon. In addition, yield and total return are highly, positively correlated for short duration instruments over short investment horizons. The Fund's target duration is 2.0 years, managed within a range of 1.5 to 2.5 years.

The twelve-month period ended November 30, 1996, proved to be one of high volatility. Market psychology changed abruptly from one economic release to the next as reported economic statistics gave very mixed signals with respect to future economic growth and the outlook for inflation. Over the period, the yield on the 2-year U.S. Treasury Note rose 23 basis points to 5.58%, while the 30-year U.S. Treasury Bond yield also increased 23 basis points to 6.36%. However, during the twelve-month period, interest rates experienced significant swings, peaking in the early summer at 7.19% on the 30-year Bond and falling to 6.36% by November 30, 1996.

                           [LINE GRAPH APPEARS HERE]

Short-Intermediate Gov't Fund

                 Short-Intermediate     Lipper's Short US    Lehman 1-3 yr
                Gov't Fund with/load     Gov't Fund Ave.    Gov't Bond Index
                --------------------     ---------------    ----------------

        03/37/95               9,900
  0     03/31/95               9,900         10,000                   10,000
  1      4/30/95               9,984         10,070                   10,089
  2      5/31/95              10,191         10,258                   10,262
  3      6/30/95              10,221         10,299                   10,317
  4      7/31/95              10,240         10,302                   10,358
  5      8/31/95              10,301         10,368                   10,420
  6      9/30/95              10,342         10,418                   10,471
  7     10/30/95              10,421         10,501                   10,558
  8     11/30/95              10,525         10,594                   10,648
  9     12/31/95              10,615         10,682                   10,728
 10      1/31/96              10,678         10,753                   10,819
 11      2/29/96              10,618         10,706                   10,777
 12      3/31/96              10,614         10,693                   10,769
 13      4/30/96              10,603         10,695                   10,780
 14      5/30/96              10,620         10,707                   10,804
 15      6/30/96              10,695         10,780                   10,883
 16      7/31/96              10,734         10,815                   10,925
 17      8/31/96              10,753         10,844                   10,965
 18      9/30/96              10,898         10,937                   11,065
 19     10/31/96              11,021         11,047                   11,190
 20     11/30/96              11,119         11,133                   11,273

              Average Annual
              Total Return
              Through 11/30/96
                          w/sales     w/o sales
              Period      charge+      charge
              1 Year       4.6%         5.6%
              ---------------------------------
              Since
              Inception*   6.5%         7.2%
              ---------------------------------
              *3/27/95
              +Sales charge applicable to year of initial investment.


              Chart Ending Values
              & Legend
              3/27/95 inception
              through 11/30/96

              --------- Sentinel             $11,119
                        Short-Intermediate
                        Gov't Fund

              - - - - - Lehman               $11,273
                        1-3 Yr. Gov't
                        Bond Index*

              ----- - - Lipper               $11,133
                        Short U.S. Gov't
                        Fund Average

*An unmanaged index of bonds reflecting average prices in the bond market.

Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Index and Average shown above, you should note that the Fund's performance reflects the maximum 1% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results.

Given the volatility of interest rates over the last four years, the Sentinel Short-Intermediate Government Fund is structured to experience relatively minor price fluctuations in its NAV, while offering a yield in excess of those available on money market securities. As of November 30, 1996, the Fund was positioned 98% in short-term mortgage-backed securities, 1% in U.S. Treasury/Agency notes, and 1% in money market instruments. The Fund utilizes mortgage-backed securities for their excess yield spreads available over comparable duration U.S. Treasuries. The Fund carefully limits the type of mortgage-backed securities it buys to those which possess limited risk should interest rates unexpectedly rise. In summary, the Fund's exposure to mortgage-backed securities and its relatively short duration made the largest contributions to the Fund's performance during the period.


/s/ David M. Brownlee

David M. Brownlee, CFA

Sentinel Short-Intermediate Government Fund
Investment in Securities
at November 30, 1996

-------------------------------------------------------
                     Principal Amount         Value
                        (M=$1,000)           (Note 1)
-------------------------------------------------------
U.S. Government Obligations 85.1%
U.S. Treasury Obligations 1.4%
5-Year:
  Note 6.25%, '01           500M            $   508,610
                                            -----------
U.S. Government Agency Obligations 83.7%
Federal Home Loan Mortgage Corporation 43.1%
Collateralized Mortgage Obligations:
  1057(D), 8%, '00          985M              1,005,893
  1317-E, 7%, '04           764M                767,589
  53(A) P11, 9.5%, '20       13M                 12,967
                                            -----------
                                              1,786,449
                                            -----------
5-Year:
  8%, '00                   518M                529,561
  8%, '00                   512M                522,985
  7%, '00                  1062M              1,076,808
  8%, '00                   532M                544,146
                                            -----------
                                              2,673,500
                                            -----------
10-Year:
  6.5%, '04                 937M                950,824
                                            -----------
15-Year:
  8.5%, '01                 858M                890,031
  9.5%, '01                   2M                  2,200
  9%, '01                   372M                387,291
  9%, '01                   307M                319,577
  9.5%, '01                   5M                  5,424
  8%, '02                   833M                865,067
  7.5%, '02                 770M                791,964
  9.5%, '03                   4M                  4,264
  9.5%, '03                   5M                  5,659
  10%, '05                  143M                151,372
  9%, '06                   767M                805,097
  9%, '07                   608M                637,338
  8.5%, '07                  65M                 68,073
  5.5%, '09                1155M              1,130,507
  7%, '10                   901M                910,766
                                            -----------
                                              6,974,630
                                            -----------
30-Year:
  8.5%, '03                 899M                943,389
  7%, '06                  1083M              1,096,157
  7%, '07                   580M                587,030
  8.25%, '07                653M                680,043
  10.25%, '09                26M                 29,249
                                            -----------
                                              3,335,868
                                            -----------
Total Federal Home Loan
  Mortgage Corporation                       15,721,271
                                            -----------
Federal National Mortgage Association   34.4%
Collateralized Mortgage Obligations:
  1992 - 20(PG), 7%, '05    718M                720,065
                                            -----------
15-Year:
  7.5%, '02                 314M                320,672
  9%, '02                  1216M              1,275,895
  9%, '02                     9M                  9,585
  10.5%, '03                 74M                 78,909
  6%, '04                  1234M              1,239,233
  7%, '05                  1007M              1,025,766
  8%, '05                   700M                724,073
  7.5%, '09                 963M            $   993,949
  8%, '09                  1448M              1,496,539
  8.5%, '10                 490M                511,852
  7.5%, '10                 939M                960,990
  11%, '11                 1702M              1,904,878
                                            -----------
                                             10,542,341
                                            -----------
30-Year:
  8%, '04                   383M                397,466
  8%, '04                   499M                518,685
  7.5%, '07                 341M                347,929
                                            -----------
                                              1,264,080
                                            -----------
Total Federal National
  Mortgage Association                       12,526,486
                                            -----------
Government National Mortgage Association 6.2%
15-Year:
  12.75%, '97                 3M                  3,149
  10.5%, '98                  5M                  5,356
  11.25%, '98                 1M                  1,138
  11.25%, '98                 0M                    268
  11.25%, '98                 0M                    176
  11.25%, '98                 1M                  1,024
  10.75%, '98                 6M                  5,923
  10.75%, '98                 3M                  3,631
  10.75%, '98                12M                 13,389
  9.5%, '99                  10M                 11,204
  10.25%, '99                13M                 13,431
  11.25%, '00                16M                 17,055
  11%, '00                    9M                  9,822
  11%, '00                    0M                    315
  9.75%, '01                 10M                 10,410
  9.75%, '01                  4M                  3,806
  9%, '01                    36M                 38,492
  9.5%, '04                  11M                 11,948
  9%, '07                    42M                 44,069
  7.5%, '08                 479M                493,371
  7.5%, '08                 370M                381,208
                                            -----------
                                              1,069,185
                                            -----------
30-Year:
  6.5%, '03                 346M                351,584
  8%, '03                   379M                394,233
  9.25%, '07                 43M                 45,334
  9%, '09                   186M                198,254
  10%, '09                   10M                 11,375
  9.75%, '10                172M                185,352
  10%, '16                   19M                 20,067
                                            -----------
                                              1,206,199
                                            -----------
Total Government National
  Mortgage Association                        2,275,384
                                            -----------
Total U.S. Government
  Agency Obligations                         30,523,141
                                            -----------
Total U.S. Government Obligations
  (Cost $30,679,102)                         31,031,751
                                            -----------

Other Collateralized Mortgage
Obligations 13.8%
Collateralized Mortgage Obligation
  Trust Series 27(A)
  7.25%, '17                337M            $   338,175
Georgia Federal Mortgage Corp.
  Series A 4 10.5%, '14    1222M              1,263,180
MDC Asset Inv. Trust XII 3
  8.94%, '18               1529M              1,578,703
Merrill Lynch Trust Series 5(B)
  6%, '18                   108M                104,370
Veterans Affairs 1996-1 Class 1G
  6.75%, '00               1723M              1,745,358
                                            -----------
Total Other Collateralized
  Mortgage Obligations
  (Cost $5,103,332)                           5,029,786
                                            -----------
Total Investments
  (Cost $35,782,434)*                        36,061,537

Excess of Other Assets
  Over Liabilities 1.1%                         412,157
                                            -----------
Net Assets                                  $36,473,694
                                            ===========

-------------------------------------------------------
* Also cost for federal income tax purposes.
  At November 30, 1996, unrealized appreciation for federal income tax purposes aggregated $279,103 of which $348,348 related to appreciated securities and $69,245 related to depreciated securities.

                      See Notes to Financial Statements.

Sentinel Short-Intermediate Government Fund
Statement of Assets and Liabilities
at November 30, 1996
--------------------------------------------------------------

Assets
Investments at value                               $36,061,537
Cash and cash equivalents                              710,461
Receivable for securities sold                         138,607
Receivable for fund shares sold                        160,070
Receivable for interest                                274,275
Receivable from fund administrator                      22,650

  Total Assets                                      37,367,600
                                                   -----------
Liabilities
Payable for securities purchased                       773,958
Payable for fund shares repurchased                     65,518
Accrued expenses                                         9,124
Management fee payable                                  15,667
Distribution fee payable                                25,491
Fund service fee payable                                 4,148
                                                   -----------
  Total Liabilities                                    893,906
                                                   ===========

Net Assets Applicable to Outstanding Shares        $36,473,694
                                                   ===========

Net Asset Value and Offering Price Per Share
$36,473,694 / 3,718,756 shares outstanding               $9.81
Sales Charge -- 1.00% of Offering Price                   0.10
                                                   -----------
Maximum Offering Price Per Share                         $9.91
                                                   ===========


Net Assets Represent
Capital stock at par value                         $    37,188
Paid-in capital                                     37,329,306
Accumulated undistributed net investment income          1,384
Accumulated undistributed net realized loss
  on investments                                    (1,173,287)
Unrealized appreciation of investments                 279,103
                                                   -----------
Net Assets                                         $36,473,694
                                                   ===========
Investments at Cost                                $35,782,434
                                                   ===========

Sentinel Short-Intermediate Government Fund
Statement of Operations
For the Year Ended November 30, 1996
--------------------------------------------------------------

Investment Income
Income:
Interest                                           $ 2,509,534
                                                   -----------
Expenses:
Management advisory fee                                187,223
Transfer agent and custodian                            57,538
Distribution expense                                   123,929
Accounting services                                     14,975
Professional fees                                        7,970
Reports and notices to shareholders                      2,716
Directors' fees and expenses                             4,116
Other                                                   27,996
                                                   -----------
  Total Expenses                                       426,463
  Expense Reimbursement                                (55,931)
  Expense Offset                                       (16,463)
                                                   -----------
Net Expenses                                           354,069
                                                   -----------
Net Investment Income                                2,155,465
                                                   -----------
Realized and Unrealized Loss on Investments
Net realized loss on sales of investments             (177,412)
Net change in unrealized appreciation                  (73,058)
                                                   -----------
Net Realized and Unrealized Loss on Investments       (250,470)

Net Increase in Net Assets from Operations         $ 1,904,995
                                                   ===========

See Notes to Financial Statements.

Sentinel Short-Intermediate Government Fund
Statement of Changes in Net Assets

--------------------------------------------------------------------

                                                           Year    Eight Months
                                                          Ended           Ended
                                                       11/30/96       11/30/95*
                                                   ------------    ------------
Increase in Net Assets from Operations
Net investment income                              $  2,155,465     $   837,760
Net realized gain (loss) on sales of investments       (177,412)         45,919
Net change in unrealized appreciation                   (73,058)        315,484
                                                   ------------    ------------
Net increase in net assets from operations            1,904,995       1,199,163
                                                   ------------    ------------
Distributions to Shareholders
From net investment income                           (2,059,894)       (823,999)
From realized gain on sale of investments                     -               -
                                                   ------------    ------------
Total distributions to shareholders                  (2,059,894)       (823,999)
                                                   ------------    ------------
From Capital Share Transactions
Net proceeds from sales of shares                    32,166,653      21,848,488
Net asset value of shares in reinvestment
 of dividends and distributions                       1,660,864         683,298
Net asset value of shares issued in exchange for
 net assets of another investment company                     -      15,218,556
                                                   ------------    ------------
                                                     33,827,517      37,750,342
Less: Payments for shares reacquired                (25,615,589)     (9,708,841)
                                                   ------------    ------------
Increase in net assets from capital share
 transactions                                         8,211,928      28,041,501
                                                   ------------    ------------
Total Increase in Net Assets for period               8,057,029      28,416,665
Net Assets: Beginning of period                      28,416,665               -
                                                   ------------    ------------
Net Assets: End of period                          $ 36,473,694     $28,416,665
Undistributed Net Investment Income
 at End of Period                                  $      1,384    $          -
                                                   ============    ============


* Commenced operations March 27, 1995.


See Notes to Financial Statements.

Sentinel Short-Intermediate Government Securities Fund
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.
------------------------------------------------------------------------------

                                                               Eight Months
                                           Year Ended             Ended
                                            11/30/96           11/30/95(A)
                                           ----------          ------------
Net asset value at beginning of
 period                                     $  9.84               $  9.64
                                           ----------          ------------
Income from Investment Operations
Net investment income                          0.57                  0.40
Net realized and unrealized gain
 (loss) on investments                        (0.03)                 0.20
                                           ----------          ------------
Total from investment operations               0.54                  0.60
                                           ----------          ------------
Less Distributions
Dividends from net investment income           0.57                  0.40
Distributions from realized gains on
 investments                                      -                     -
                                           ----------          ------------
Total Distributions                            0.57                  0.40
                                           ----------          ------------
Net asset value at end of period            $  9.81               $  9.84
                                           ==========          ============


Total Return (%) **                             5.6                   6.3++
Ratios/Supplemental Data
Ratio of net expenses to average net
 assets (%)                                    1.00                  1.00+
Ratio of expenses to average net
 assets before expense reductions (%) ***      1.20                  1.38+
Ratio of net investment income to
 average net assets (%)                        6.09*                 6.07+*
Portfolio turnover rate (%)                     120                    58
Net assets at end of period (000
 omitted)                                   $36,474               $28,417

     (A)  Commenced operations March 27, 1995.
       +  Annualized
      ++  Not annualized
       * Ratio of net investment income to average net assets would have been 5.93% in 1996 and 5.76% in 1995, in the absence of a voluntary expense reimbursement.
      ** Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
     *** Expense reductions are comprised of the voluntary expense reimbursements and include, effective 1995, the earning credits as described in Notes (2) and (1) H.

See Notes to Financial Statements.

Sentinel U.S. Treasury Money Market Fund is a no-load money market fund which seeks high current income, preservation of capital, and liquidity by investing exclusively in the short-term obligations issued and guaranteed by the U.S Treasury with remaining maturities of 397 days or less.


                    Sentinel U.S. Treasury Money Market Fund


As of November 30, 1996, Sentinel U.S. Treasury Money Market Fund's net assets had increased over the previous year by 4.1% to $84.0 million. Looking ahead, the Fund's average maturity should remain relatively stable until a clearer picture develops on the Federal Reserve's monetary stance.


For the 12-month period ended November 30, 1996, short-term interest rates dropped modestly, partly influenced by the Federal Reserve's 25 basis point cut at the end of January, 1996. The discount and federal funds rates both decreased 25 basis points to end the fiscal year at 5.00% and 5.75%, respectively. On average, 90-day bank certificates of deposit and commercial paper decreased 31 basis points to 5.39% and 5.49%, respectively. The 90-day Treasury bill declined 40 basis points to 5.08% and the prime rate declined 50 basis points to 8.25%.

These year-over-year changes in benchmark rates do not reflect the volatility of rates during the 12-month period from November 30, 1995, to November 30, 1996. In the fall of 1995, investors were convinced that the economy was slowing and headed for a recession. Inflation was a thing of the past and the Republican Congress was going to balance the budget. Short-term rates, as measured by the six-month Treasury bill, declined from 5.45% on November 30, 1995, to 4.87% on February 13, 1996. Investor psychology changed when it became apparent that there would not be a budget agreement, that the economy was once again expanding, and that inflationary pressure was still present. The fixed income market corrected sharply, sending the six-month Treasury bill to a high of 5.63% on July 9, 1996. Part of that rise has since been recaptured, as the six-month Treasury bill closed at 5.23% on November 29, 1996.

In this environment, the Fund shortened maturity from 66 to 45 days. The 7-day yield declined 25 basis points to 4.41%. As of November 30, 1996, Sentinel U.S. Treasury Money Market Fund's net assets had increased over the previous year by 4.1% to $84.0 million. Looking ahead, the Fund's average maturity should remain relatively stable until a clearer picture develops on the Federal Reserve's monetary stance.


/s/ Richard D. Temple

Richard D. Temple



/s/Darlene A. Coppola

Darlene A. Coppola

Sentinel U.S.Treasury Money Market Fund
Investment in Securities
at November 30, 1996

-------------------------------------------------------
                    Principal Amount      Value
                       (M=$1,000)        (Note 1)
-------------------------------------------------------
U.S. Treasury Obligations 96.2%
U S Treasury Bill
  4.855%, 12/05/96       3500M         $ 3,498,112
U S Treasury Bill
  4.93%, 12/05/96        1000M             999,452
U S Treasury Bill
  5.065%, 12/12/96       4500M           4,493,036
U S Treasury Bill
  5.13%, 12/12/96        3000M           2,995,297
U S Treasury Bill
  4.92%, 12/19/96        1500M           1,496,310
U S Treasury Bill
  5.095%, 12/19/96       8000M           7,979,620
U S Treasury Bill
  5.13%, 12/19/96        1650M           1,645,768
U S Treasury Bill
  5.14%, 12/19/96        1550M           1,546,016
U S Treasury Bill
  5.16%, 12/19/96        2500M           2,493,550
U S Treasury Bill
  4.8%, 12/26/96          750M             747,500
U S Treasury Note
  7.5%, 12/31/96         2000M           2,003,566
U S Treasury Note
  7.5%, 12/31/96         4000M           4,007,143
U S Treasury Bill
  4.95%, 01/09/97        1200M           1,193,565
U S Treasury Bill
  4.975%, 01/09/97       4000M           3,978,442
U S Treasury Bill
  4.99%, 01/09/97        1800M           1,790,270
U S Treasury Note
  8%, 01/15/97           1800M           1,805,980
U S Treasury Note
  7.5%, 01/31/97         2000M           2,006,118
U S Treasury Note
  7.5%, 01/31/97         5000M           5,016,792
U S Treasury Note
  7.5%, 01/31/97         5025M           5,043,064
U S Treasury Note
  7.5%, 01/31/97         3000M           3,010,595
U S Treasury Note
  7.5%, 01/31/97         1700M           1,705,967
U S Treasury Note
  7.5%, 01/31/97         4750M           4,766,663
U S Treasury Bill
  5.01%, 02/06/97        6550M           6,488,927
U S Treasury Bill
  5.02%, 02/13/97        2000M           1,979,362
U S Treasury Note
  6.875%, 02/28/97       3025M           3,036,160
U S Treasury Note
  6.875%, 02/28/97       5060M           5,079,068
                                     -------------
Total Investments
  (Amortized Cost $80,806,343)*         80,806,343

Excess of Other Assets
  Over Liabilities 3.8%                  3,158,134
                                     -------------
 Net Assets                          $  83,964,477
                                     =============

-------------------------------------------------------
* Also cost for federal income tax purposes.



                      See Notes to Financial Statements.

Sentinel U.S. Treasury Money Market Fund
Statement of Assets and Liabilities
at November 30, 1996
-------------------------------------------------------------


Assets
Investments at value                           $80,806,343
Cash and cash equivalents                        2,745,143
Receivable for fund shares sold                  1,122,930
Receivable for interest                            922,881
                                             -------------
  Total Assets                                  85,597,297

Liabilities
Payable for fund shares repurchased              1,549,675
Dividends payable                                   14,315
Accrued expenses                                    27,898
Management fee payable                              27,871
Fund service fee payable                            13,061

  Total Liabilities                              1,632,820
                                             -------------
Net Assets Applicable to Outstanding Shares    $83,964,477
                                             =============
Net Asset Value
 Class A Shares
$80,804,137 / 80,804,137 shares outstanding    $      1.00
                                             =============
 Class B Shares
$3,160,340 / 3,160,340 shares outstanding      $      1.00
                                             =============
Net Assets Represent
Capital stock at par value                     $   839,745
Paid-in capital                                 83,124,732
                                             -------------
Net Assets                                     $83,964,477
                                             =============
Investments at Cost                            $80,806,343
                                             =============




Sentinel U.S. Treasury Money Market Fund
Statement of Operations
For the Year Ended November 30, 1996
-------------------------------------------------------------


Investment Income
Income:
Interest                                        $4,322,390
                                             -------------
Expenses
Management advisory fee                            330,644
Transfer agent and custodian                       209,765
Accounting services                                 34,215
Professional fees                                   15,615
Reports and notices to shareholders                  9,037
Directors' fees and expenses                         9,755
Other                                               37,860
                                             -------------
  Total Expenses                                   646,891
  Expense Offset                                    (4,540)
                                             -------------
  Net Expenses                                     642,351
                                             -------------
Net Investment Income and Net Increase in
Net Assets from Operations                      $3,680,039
                                             =============



                      See Notes to Financial Statements.

Sentinel U.S. Treasury Money Market Fund
Statement of Changes in Net Assets

---------------------------------------------------------------------------



                                                    Year               Year
                                                   Ended              Ended
                                                11/30/96           11/30/95
                                           -------------      -------------
Increase in Net Assets from Operations
Net investment income                      $   3,680,039      $   3,783,325
                                           -------------      -------------
Distributions to Shareholders
From net investment income
 Class A Shares                               (3,581,171)        (3,783,325)
 Class B Shares                                  (98,868)                 -
                                           -------------      -------------
Total Distributions to Shareholders           (3,680,039)        (3,783,325)
                                           -------------      -------------
From Capital Share Transactions
Net proceeds from sales of shares
 Class A Shares                              198,865,999        150,294,331
 Class B Shares                                7,608,971                  -
Net asset value of shares in reinvestment
 of dividends and distributions
 Class A Shares                                3,213,012          3,499,173
 Class B Shares                                   84,246                  -
                                           -------------      -------------
                                             209,772,228        153,793,504
Less: Payments for shares reacquired
 Class A Shares                             (201,938,785)      (148,430,713)
 Class B Shares                               (4,532,877)                 -
                                           -------------      -------------
Increase in net assets from capital share
 transactions                                  3,300,566          5,362,791
                                           -------------      -------------
Total Increase in Net Assets for period        3,300,566          5,362,791
Net Assets: Beginning of period               80,663,911         75,301,120
                                           -------------      -------------
Net Assets: End of period                  $  83,964,477      $  80,663,911
                                           =============      =============



See Notes to Financial Statements.


Sentinel U.S. Treasury Money Market Fund
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.
--------------------------------------------------------------------------------------------------------

                                                                                                    Nine
                                                        Year Ended  Year Ended  Year Ended  Months Ended
Class A Shares                                            11/30/96    11/30/95    11/30/94   11/30/93(A)
                                                       ----------- ----------- ----------- -------------
Net asset value at beginning of period                   $    1.00   $    1.00   $    1.00     $    1.00

Income from Investment Operations
Net investment income                                         0.04        0.05        0.03          0.02
Net realized and unrealized gain (loss) on investments           -           -           -             -
                                                       ----------- ----------- ----------- -------------
Total from investment operations                              0.04        0.05        0.03          0.02
                                                       ----------- ----------- ----------- -------------
Less Distributions
Dividends from net investment income                          0.04        0.05        0.03          0.02
Distributions from realized gains on investments                 -           -           -             -
                                                       ----------- ----------- ----------- -------------
Total Distributions                                           0.04        0.05        0.03          0.02
                                                       ----------- ----------- ----------- -------------
Net asset value at end of period                         $    1.00   $    1.00   $    1.00     $    1.00
                                                       =========== =========== =========== =============
Total Return (%) **                                            4.6         5.0         3.1           1.7 ++

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)               0.78        0.81        0.81           .85 +
Ratio of expenses to average net assets before
  expense reductions (%) ***                                  0.78        0.82        0.81           .87 +
Ratio of net investment income to average net
  assets (%)                                                  4.38        4.83        3.01          2.20 +*
Net assets at end of period (000 omitted)                $  80,804   $  80,664   $  75,301       $72,252

--------------------------------------------------------------------------------------------------------
                                                      Eight Months
Class B Shares                                   Ended 11/30/96(B)
                                                 -----------------
Net asset value at beginning of period                      $ 1.00
                                                 -----------------
Income from Investment Operations
Net investment income                                         0.03
Net realized and unrealized gain (loss) on
 investments                                                     -
                                                 -----------------
Total from investment operations                              0.03

Less Distributions
Dividends from net investment income                          0.03
Distributions from realized gains on investments                 -
                                                 -----------------
                                                              0.03

Net asset value at end of period                            $ 1.00
                                                 =================

Total Return (%) **                                            3.0  ++
Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                .76  +
Ratio of expenses to average net assets before
   expense reductions (%)***                                   .77  +
Ratio of net investment income to average net assets (%)      4.40  +
Net assets at end of period (000 omitted)                   $3,160




(A)  Commenced operations March 1, 1993.

(B)  Commenced operations April 1, 1996.

  +  Annualized

 ++  Not annualized

  * Ratio of net investment income to average net assets would have been 2.18% in 1993, in the absence of a voluntary expense reimbursement.

 ** Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

*** Expense reductions are comprised of the voluntary expense reimbursements and include, effective 1995, the earning credits as described in Notes (2) and
    (1) H.



See Notes to Financial Statements.

                         Notes to Financial Statements


(1) Significant Accounting Policies:

Sentinel Group Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Company consists of eleven separate series - Sentinel Emerging Growth Fund, Sentinel Growth Fund, Sentinel World Fund, Sentinel Common Stock Fund, Sentinel Balanced Fund, Sentinel Bond Fund, Sentinel Tax-Free Income Fund, Sentinel New York Tax-Free Income Fund (a non-diversified series), Sentinel Government Securities Fund, Sentinel Short-Intermediate Government Fund and Sentinel U.S. Treasury Money Market Fund, each individually referred to as a Fund. As a result of the Company merger with seven of the Independence Capital Group of Funds, as further described in Note (6), Sentinel New York Tax-Free Income Fund and Sentinel Short-Intermediate Government Fund commenced operations on March 27, 1995. The Funds initially offered one class of shares now referred to as Class A Shares. Effective April 1, 1996 Sentinel Emerging Growth, Sentinel World, Sentinel Common Stock, Sentinel Balanced, Sentinel Bond, Sentinel Tax-Free Income and Sentinel U.S. Treasury Money Market Funds have a second class of shares called Class B Shares. The following is a summary of significant accounting policies followed by the Company.

A. Security Valuation: Equity securities which are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price on the principal exchange on which they are traded on the date of determination. Securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed income securities are valued on the basis of valuations provided by independent pricing services. Short-term securities maturing in 60 days or less are stated at cost plus accrued interest earned which approximates market value. Portfolio securities of the Sentinel U.S. Treasury Money Market Fund are valued at amortized cost, which approximates market value, in accordance with the terms of a rule adopted by the Securities and Exchange Commission. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

B. Securities Transactions and Related Investment Income: Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Interest income is recorded on the accrual basis. Cost is determined, and realized gains and losses are computed, using the identified cost method. Market discount and original issue discount are accreted to income. The Sentinel Tax-Free Income Fund, the Sentinel New York Tax-Free Income Fund and the Sentinel Short-Intermediate Government Fund amortize premium. Sentinel New York Tax-Free Income Fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic developments in the State of New York.

C. Dividends and Distributions: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities and foreign currency transactions. Re-classifications were made to reflect these differences as of November 30, 1996 as follows:

                                                     Increase (decrease) in
                             Increase (decrease)   accumulated undistributed
                               in accumulated      net realized gain (loss)
                              undistributed net   on investments and foreign
           Fund               investment income      currency transactions
---------------------------  -------------------  --------------------------
World......................       ($73,682)                $73,682
Balanced...................         (1,022)                  1,022
Bond.......................            952                    (952)
Government Sec.............        (98,357)                 98,357
Short-Intermediate Gov't...        (94,187)                 94,187

D. Dollar Rolls: Sentinel Balanced, Sentinel Bond, Sentinel Government Securities and Sentinel Short-Intermediate Government Funds enter into dollar rolls in which the Funds sell securities for delivery in the current month, and simultaneously contract to repurchase similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Funds forgo principal and interest paid on the securities. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is taken into income. The Funds maintain segregated accounts, the dollar value of which is equal to its obligations, in respect of dollar rolls.

E. Federal Income Taxes: Each Fund intends to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies. The Company intends to distribute all of its taxable income to its shareholders, relieving each Fund of any federal excise tax or income tax liability.

F. Foreign Currency Translations: The books and records of the Sentinel World Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates on the following basis:

(1) market value of investment securities, assets and liabilities at the closing daily rate of exchange; and

(2) purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

The Sentinel World Fund does not isolate that portion of gains and losses on investments in securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. However, pursuant to United States federal income tax regulations, gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

G. Repurchase Agreements: Each Fund may enter into repurchase agreements as a means of making short-term investments, of seven days or less, and in aggregate amounts of not more than 25% of the net assets of a Fund. Each Fund, through its custodian, takes possession of the securities collateralizing repurchase agreements. All repurchase agreements entered into by the Funds provide that the market value of the collateral underlying the repurchase agreement at the time of purchase, and each subsequent business day, will always be at least equal to 102% of the repurchase agreement amount including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

H. Other: Direct expenses of a Fund are charged to that Fund while common expenses of the Company are allocated proportionately based upon the Funds' respective average net assets or number of shareholder accounts.

Allocation of expenses not allocated to a specific Class of each Fund are allocated on the basis of daily net assets or number of shareholder accounts, each on a pro rata basis, of each Class.

Investment income, gains and losses (realized and unrealized) are allocated pro rata according to daily net assets of each Class of each Fund.

Earnings credits are received from the custodian and dividend paying agent on cash balances and are reflected in the statement of operations as an expense offset.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(2) Management Advisory Fee and Other Transactions with Affiliates:

Pursuant to the Investment Advisory Agreement (the "Agreement"), Sentinel Advisors, Co., ("SAC"), a Vermont general partnership whose general partners are Sentinel Advisors, Inc., an indirect wholly-owned subsidiary of National Life Insurance Company ("National Life"), ProvidentMutual Management Co., Inc., an affiliate of Provident Mutual Life Insurance Company of Philadelphia ("Provident Mutual"), HTK of Delaware, Inc. ("HTK") an affiliate of The Penn Mutual Life Insurance Company ("Penn Mutual") and Sentinel Management Company ("SMC"), a Vermont general partnership whose general partners are affiliates of National Life, Provident Mutual and Penn Mutual, provides general supervision of the Funds' investments as well as certain administrative and related services. As compensation in full for services rendered under its Agreement, the Funds pay SAC a monthly fee determined as follows: (1) With respect to Sentinel Emerging Growth, Sentinel Growth, Sentinel World and Sentinel Balanced Funds: 0.70% per annum on the first $200 million of aggregate average daily net assets of such Funds; 0.65% per annum on the next $100 million of such assets; 0.60% per annum on the next $100 million of such assets; and 0.55% per annum on such assets in excess of $400 million. (2) With respect to Sentinel Common Stock Fund: 0.55% per annum on the average daily net assets of the Fund. (3) With respect to Sentinel Bond, Sentinel Tax-Free Income, Sentinel New York Tax-Free Income, Sentinel Government Securities and Sentinel Short-Intermediate Government Funds:
0.55% per annum on the first $200 million of aggregate average daily net assets of such Funds; 0.50% per annum on the next $200 million of such assets; and 0.45% per annum on such assets in excess of $400 million. (4) With respect to Sentinel U.S. Treasury Money Market Fund: 0.40% per annum on the first $300 million of average daily net assets; and 0.35% per annum on such assets in excess of $300 million. The Agreement provides that if certain expenses incurred by the Company in any fiscal year exceed the expense limitations imposed by any state's securities regulations, SAC will reimburse the Company for any such excess. No reimbursement was required for the year.

With respect to Sentinel World Fund only, SAC has entered into a sub-advisory agreement with INVESCO Capital Management, Inc. (the "Sub-Advisor"). Pursuant to such agreement, the Sub-Advisor provides SAC with a continuous investment program consistent with Sentinel World Fund's investment objectives and policies. The sub-advisory agreement provides for a fee to be paid by SAC to the Sub-Advisor of the greater of (a) a monthly fee equal to 0.375% per annum of the average daily net assets of Sentinel World Fund up to $500 million and 0.30% per annum of such average net assets in excess of $500 million, or (b) $20,000 per annum.

On March 1, 1993, each of the Funds (except Sentinel U.S. Treasury Money Market
Fund) adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act. These distribution plans are herein referred to as the "A Plans". The Sentinel New York Tax-Free Income Fund became subject to the A Plan upon its inception on March 27, 1995. On March 24, 1995 the Sentinel Short-Intermediate Government Fund adopted a supplemental distribution plan pursuant to Rule 12b-1 applicable only to it. On March 29, 1996 each of the Funds with Class B Shares (except Sentinel U.S. Treasury Money Market Fund) adopted a Class B distribution plan referred to as the "B Plans." None of the fees paid by the other Funds pursuant to the Plans will be used to reimburse Sentinel Financial Services Company ("SFSC"), a Vermont general partnership whose general partners are National Life Investment Management Company, Inc., a wholly-owned subsidiary of National Life, ProvidentMutual Financial Services, Inc., an affiliate of Provident Mutual, HTK and SMC, the principal underwriter ("Distributor") of the Company's shares, for expenses incurred in connection with the distribution of the Sentinel U.S. Treasury Money Market Fund shares.

Under the A Plans, each participating Fund pays to the Distributor a monthly fee at the maximum annual rate of (a) .30% of average daily net assets relating to A Shares outstanding in the case of the Sentinel Emerging Growth, Sentinel Growth, Sentinel World, Sentinel Common Stock and Sentinel Balanced Funds, (b) .20% of average daily net assets relating to A Shares outstanding in the case of the Sentinel Bond, Sentinel Tax-Free Income, Sentinel New York Tax-Free Income and Sentinel Government Securities Funds or (c) .35% of average daily net assets relating to A Shares outstanding in the case of the Sentinel Short-Intermediate Government Fund. Such fees will be used to reimburse the Distributor for expenses incurred in connection with distribution and promotion of the shares of each participating Fund, including salaries and expenses of the Distributor's wholesale sales force, home office management and marketing personnel, expenses incurred by the Distributor for the occupancy of its office space in Montpelier, Vermont, expenses incurred by the Distributor with respect to equipment and supplies, expenses incurred for the preparation, printing and distribution of sales literature used in connection with the offering of such shares to the public, expenses incurred in advertising, promotion and selling shares of such Fund to the public, expenses incurred for the preparation, printing and distribution of the Prospectus and Statement of Additional Information, any supplement thereto used in connection with the offering of such Fund's shares to the public, or any reports and other communications for the distribution to existing shareholders, and service fees (deferred commissions) paid to securities dealers who have executed a selling agreement with the Distributor.

Under the B Plans, each participating Fund pays the Distributor a monthly fee at the maximum annual rate of 1.00% of the average daily net assets relating to B Shares outstanding. Of such amount, up to 0.25% shall be allocated to service fees to securities dealers who have executed a selling agreement with the Distributor, and up to 0.75% may be allocated to other expenses. Other expenses include recovery of front-end sales commissions paid by the Distributor with respect to sales of Class B Shares, together with the cost of financing such payments incurred by the Distributor, except to the extent such costs are recovered through contingent deferred sales charges collected by the Distributor. Other expenses also include those described above for the A Plans.

The Distributor will not be reimbursed for any unreimbursed eligible expenses from any other Fund, or in any future year from any of the Plans.

SFSC also receives a sales charge added to the net asset value received by the Company on the sale of its Class A Shares. This compensation is not an expense of the Company and does not affect its operating results. SFSC has advised the Company that it received sales charges aggregating $5,816,283 for the year ended November 30, 1996. The Company is advised that the total distribution charges retained by SFSC on the sale of shares amounted to $177,813 after allowances of $2,780,261 to Equity Services, Inc., an affiliate of National Life, $501,569 to 1717 Capital Management Company, an affiliate of Provident Mutual, $579,648 to Hornor, Townsend & Kent, Inc. and $425,967 to Janney Montgomery Scott, Inc., affiliates of Penn Mutual, and $1,351,025 to other investment dealers.

Each director who is not an employee of the adviser or an affiliated company is paid an annual fee of $16,000 plus $1,500 for each meeting of the Board of Directors attended. Such directors are reimbursed for travel and other out-of-pocket expenses incurred in attending such meetings.

Pursuant to the Fund Services Agreement with Sentinel Administrative Service Company ("SASC"), a Vermont general partnership whose general partners are Sentinel Administrative Service Corporation ("SAS Corp."), an indirect wholly-owned subsidiary of National Life, SIGMA American Corp., an affiliate of Provident Mutual, HTK and SMC, the Company receives fund accounting and financial administrative services, transfer agent services and investor services, all of which are coordinated with other services which the Company has contracted for with outside providers. Total fees for the year ended November 30, 1996 were $3,405,500.

SASC has voluntarily agreed to refund its fee to the extent necessary to prevent the overall aggregate expense ratio of the Funds' Class A Shares and Sentinel Pennsylvania Tax-Free Trust (excluding the Sentinel World Fund) from exceeding 1.30% of average daily net assets in any fiscal year. The Funds and Sentinel Pennsylvania Tax-Free Trust make up the Sentinel Family of Funds. Although SASC has no present intention to do so, this arrangement may be terminated at any time. Expenses for the year ended November 30, 1996 did not exceed 1.30% of its average daily net assets.

With respect to Class A Shares of Sentinel U.S. Treasury Money Market Fund, Sentinel Short-Intermediate Government Fund and Sentinel World Fund, SASC has agreed to reimburse the Funds for all operating expenses of the Funds in excess of an annual rate of .85%, 1.00% and 2.00%, respectively, of the Funds' average daily net assets. For the year ended November 30, 1996, the total amount reimbursable to Sentinel Short-Intermediate Government Fund was $55,931. No amounts were required to be reimbursed to Sentinel U.S. Treasury Money Market Fund or Sentinel World Fund for the year ended November 30 1996. Although SASC has no present intention to do so, this arrangement may be terminated at any time.

(3) Investment Transactions:

Purchases and sales of investment securities (excluding short-term obligations) for the year ended November 30, 1996 were as follows:

                      Purchases of                 Sales of
                       other than   Purchases of  other than
                          U.S.          U.S.         U.S.       Sales of U.S.
                       government    government   government     government
                       direct and    direct and   direct and     direct and
                         agency        agency       agency         agency
        Fund          obligations   obligations'  obligations    obligations
--------------------  ------------  ------------  -----------   -------------
Emerg. Growth.......  $ 47,193,495         --     $ 49,098,414          --
Growth..............    59,748,671         --       62,447,087          --
World...............    25,660,957         --        7,946,939          --
Common Stock........   237,731,151         --      248,667,748          --
Balanced............    80,154,682  $127,549,540   100,023,311   $113,287,992
Bond................    80,032,194    93,767,852    96,500,476     80,376,350
Tax-Free............   113,449,671         --      124,783,711          --
NY Tax-Free.........     3,283,120         --        2,469,693          --
Government..........         --      588,096,827         --       593,322,473
Short-Int. Gov't....         --       50,828,286         --        41,423,236


(The Sentinel U.S. Treasury Money Market Fund invests only in short-term obligations.)


For Federal income tax purposes, the Company has capital loss carryforwards at November 30, 1996 as follows:

$2,140,898, $1,295,618 and $1,051,666 (expiring in 2001, 2002 and 2004, respectively) for a total of $4,488,182 for the Sentinel Bond Fund, $3,586,497 and $2,953,064 (expiring in 2002 and 2004, respectively) for a total of $6,539,561 for the Sentinel Government Securities Fund and $328,517, $619,379, $142,166 and $83,225 (expiring in 2000, 2001, 2002 and 2004, respectively) for a total of $1,173,287 for the Sentinel Short-Intermediate Government Fund. During the year ended November 30, 1996, the Sentinel Balanced Fund, the Sentinel Tax-Free Income Fund and the Sentinel New York Tax-Free Income Fund utilized $124,351, $143,804 and $51,369 of capital loss carryforwards, respectively. It is unlikely that a capital gains distribution will be paid to shareholders of these Funds until net gains have been realized in excess of such capital loss carryforwards or the carryforwards expire.

(4) Fund Shares:

At November 30, 1996, 2 billion shares of one cent par value were authorized. There are 1.34 billion shares allocated to the various Funds as Class A Shares and 240 million shares allocated to the various Funds as Class B Shares. Proceeds from sales and payments for redemptions on Fund shares as shown in the statement of changes in net assets are represented by the following number of shares:

                                                                                                     Shares issued        Net
                                                                     Shares issued in                 in exchange       increase
                                                                     reinvestment of                 for assets of     (decrease)
                                                                      dividends and      Shares     other investment   in shares
Fund                                                    Shares sold   distributions    reacquired      companies      outstanding
----                                                    -----------  ----------------  -----------  ----------------  ------------

Year Ended 11/30/96
Emerging Growth - A...................................    3,047,507         3,479,603    4,509,726            --        2,017,384
Emerging Growth - B...................................      393,138              --         13,833            --          379,305
Growth................................................      415,150           584,386      596,369            --          403,167
World - A.............................................    1,869,007            47,048      823,799            --        1,092,256
World - B.............................................      213,270              --          8,616            --          204,654
Common Stock - A......................................    3,070,782         2,509,631    3,443,788            --        2,136,625
Common Stock - B......................................      681,956             1,045       11,097            --          671,904
Balanced - A..........................................    2,233,529           835,736    2,906,556            --          162,709
Balanced - B..........................................      596,790             2,002        9,616            --          589,176
Bond - A..............................................    2,863,501           748,935    4,722,972            --       (1,110,536)
Bond - B..............................................      741,373            10,355       10,518            --          741,210
Tax-Free - A..........................................      854,288           244,470    1,824,866            --         (726,108)
Tax-Free - B..........................................       62,396               677        6,517            --           56,556
NY Tax-Free...........................................       65,043            21,394       50,787            --           35,650
Government............................................    1,177,381           468,319    2,903,620            --       (1,257,920)
Short-Inter. Gov't....................................    3,287,981           170,709    2,627,496            --          831,194
U.S. Treasury - A.....................................  198,865,999         3,213,012  201,938,785            --          140,226
U.S. Treasury - B.....................................    7,608,971            84,246    4,532,877            --        3,160,340

Year Ended 11/30/95
Emerging Growth.......................................    2,765,224         2,794,856    4,369,276            --        1,190,804
Growth................................................      381,710           530,174      464,496            --          447,388
World.................................................    1,216,644            61,344    1,110,080            --          167,908
Common Stock..........................................    2,253,613         1,533,936    5,212,198         1,761,838      337,189
Balanced..............................................    2,333,343           564,931    3,386,737           273,807     (214,656)
Bond..................................................    3,095,605           800,012    6,008,278         5,126,048    3,013,387
Tax-Free..............................................    1,503,210           275,430    2,099,049           343,701       23,292
N.Y. Tax-Free*........................................       86,231            12,949      158,731           514,574      455,023
Government............................................    1,215,813           533,270    2,479,497            --         (730,414)
Short-Inter.Gov't.*...................................    2,233,440            70,060      994,380         1,578,443    2,887,563
U.S. Treasury.........................................  150,294,330         3,499,174  148,430,713            --        5,362,791

*For the period March 27, 1995 to November 30, 1995.

(5) Post Retirement Benefits:

The Company provides certain health care and life insurance benefits to its retirees. At November 30, 1996 the projected obligation for such benefits had been accrued.

(6) Business Combinations:

On March 27, 1995 the following Funds acquired seven funds of The Independence Capital Group of Funds ("ICG") pursuant to a Plan of Reorganization approved by ICG shareholders on March 10, 1995. The acquisition was accomplished by a tax-free exchange, based on respective net asset values, as follows:

                                                          Sentinel                                  ICG            ICG
                                 ICG          Sentinel    Value of       ICG                     Unrealized    Accumulated
         Sentinel               Merged         Shares      Shares       Shares        ICG       Appreciation     Realized
           Fund                  Fund          Issued      Issued     Exchanged      Value     (Depreciation)      Loss
---------------------------  -------------    ---------  ----------  -----------  ----------- --------------- --------------

Common Stock............... Tot. Ret. Growth    871,123  $25,653,997   2,289,320  $25,653,997     $3,547,083            $0
Common Stock............... Opportunities       890,715   26,240,738   2,491,973   26,240,738      2,064,874      (671,131)
                                                                                 -----------

  Common Stock Fund Total                                                         51,894,735
                                                                                 -----------

Balanced...................      Balanced       273,807    4,084,150     426,145    4,084,150        218,379      (314,647)
Bond....................... Tot. Ret. Bond    5,126,048   31,075,198   3,219,052   31,075,198        532,802    (2,264,261)
Tax-Free Income............ Municipal Bond      343,701    4,493,940     415,491    4,493,940         99,091       (18,067)
NY Tax-Free Inc............ NY Municipal Bond   514,574    5,759,369     514,574    5,759,369        118,593        (4,069)
Short-Inter. Gov't......... Short-Inter Gov't 1,578,443   15,218,556   1,578,443   15,218,556         36,677    (1,151,557)


                                Sentinel
                                 Value
         Sentinel                before      Combined
           Fund               Combination      Value
---------------------------  -------------  ------------

Common Stock...............        --            --
Common Stock...............        --            --
                            ------------    ------------

  Common Stock Fund Total   $898,684,833    $950,579,568
                            ------------    ------------

Balanced...................  239,745,703     243,829,853
Bond.......................   84,932,093     116,007,291
Tax-Free Income............  103,103,137     107,597,077
NY Tax-Free Inc............            0       5,759,369
Short-Inter. Gov't.........            0      15,218,556

Report of Independent Accountants

To the Shareholders and Board of Directors of Sentinel Group Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sentinel Emerging Growth Fund, Sentinel Growth Fund, Sentinel World Fund, Sentinel Common Stock Fund, Sentinel Balanced Fund, Sentinel Bond Fund, Sentinel Tax-Free Income Fund, Sentinel New York Tax-Free Income Fund, Sentinel Government Securities Fund, Sentinel Short-Intermediate Government Fund and Sentinel U.S. Treasury Money Market Fund (constituting Sentinel Group Funds, Inc., hereafter referred to as the "Fund") at November 30, 1996, the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
December 20, 1996

 Sentinel Pennsylvania Tax-Free Trust seeks a high level of current income and stability of principal through investments in obligations issued by the
        Commonwealth of Pennsylvania and its agencies and authorities, which are exempt from federal and Pennsylvania state income taxes.


                      Sentinel Pennsylvania Tax-Free Trust

On an after-tax basis, municipal bonds are tough to beat. For example, a high grade, ten-year maturity municipal bond yielding 4.7% has a taxable equivalent yield of 7.5% for an investor in the 36% federal tax bracket blended to include Pennsylvania state tax, 1.5% more than a comparable treasury security.

For the fiscal year ended November 30, 1996, the Sentinel Pennsylvania Tax-Free Trust had a total return of 5.0% compared to 5.9 % for the Lehman Municipal Bond Index. During this same period, the average Lipper Intermediate Municipal Debt Fund returned 4.7%.

Interest rates were volatile throughout 1996 as market participants responded to conflicting data regarding the level of economic activity. A surprisingly strong employment report in February was instrumental in driving up the rate of the thirty- year treasury bond from approximately 6.0% to a peak of 7.2% in June. As rates stabilized above 7.0%, the interest rate sensitive sectors of the economy such as housing and automobile sales began to slow, setting the stage for a rally which drove the yield of the long treasury bond down to 6.4% at the end of November.

As retail investors have continued to concentrate investment dollars in equities, the bond markets have become dominated by large institutional traders. This had the effect of increasing the sensitivity of fixed income prices to small changes in economic data, causing excessive volatility.

On a relative basis, tax-free securities outperformed taxable fixed income securities over the course of the year. The driving factor in this result was the lack of supply of municipal bonds compared to a growing demand for tax-exempt income primarily from the property and casualty insurance industry. On an after-tax basis, municipal bonds are tough to beat. For example, a high grade, ten- year maturity municipal bond yielding 4.7% has a taxable equivalent yield of 7.5% for an investor in the 36% federal tax bracket blended to include Pennsylvania state tax, 1.5% more than a comparable treasury security. At current prices, municipal bonds provide after-tax yields which compare favorably to corporate, government and mortgage-backed securities for investors who are looking to maximize risk adjusted, after-tax cash flows in their fixed-income portfolios.

In this environment, we will continue to position the Sentinel Pennsylvania Tax-Free Income Trust to take advantage of opportunities while maintaining our conservative mix of quality assets in order to provide our shareholders with a relatively high level of current income exempt from Pennsylvania state and federal income taxation.


/s/ Kenneth J. Hart
Kenneth J. Hart


Average Annual
Total Return
Through 11/30/96
                  w/sales     w/o sales
Period            charge+       charge
 1 Year              0.8%        5.0%
----------------------------------------
 5 Years             5.8%        6.6%
----------------------------------------
10 Years             6.2%        6.6%
----------------------------------------

+Sales charge applicable to year of initial investment.

================================================================================
Sentinel Pennsylvania Tax-Free Trust Performance
Ten Years Ended 11/30/96

                           [LINE GRAPH APPEARS HERE]

PA Tax-Free Trust Fund

                   PA Tax-Free Trust   Lipper's Intermediate   Lehman Municipal
                       with/load         Municipal Fund Avg       Bond Index
                       ---------         ------------------       ----------

 0 Nov.'86                9,600                10,000               10,000
 1 Nov.'87                9,233                 9,979                9,978
 2 Nov.'88               10,416                10,797               11,039
 3 Nov.'89               11,447                11,694               12,254
 4 Nov.'90               12,131                12,517               13,198
 5 Nov.'91               13,203                13,614               14,552
 6 Nov.'92               14,554                15,084               16,011
 7 Nov.'93               15,882                16,528               17,786
 8 Nov.'94               15,104                16,024               16,852
 9 Nov.'95               17,335                18,181               20,036
10 Nov.'96               18,196                19,037               21,214


Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Index and Average shown above, you should note that the Fund's performance reflects the maximum 4% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results.


Chart Ending Values
& Legend
Ten years ended 11/30/96
-----Sentinel          $18,196
     Pennsylvania
     Tax-Free Trust

- - -Lehman            $21,214
     Municipal
     Bond Index*

---..Lipper            $19,037
     Intermediate
     Municipal Debt
     Fund Average

*An unmanaged index of bonds reflecting average prices in the bond market.

Sentinel Pennsylvania Tax-Free Trust
Investment in Securities
at November 30, 1996

--------------------------------------------------------------------------------
                                                      Principal Amount  Value
                                                         (M=$1,000)    (Note 1)
--------------------------------------------------------------------------------
Bonds 98.1%
  Pennsylvania  83.3%
  Allegheny County Higher
    Educ. Bldg.
  5.00%, 03/01/16  (AMBAC)                                 1000M     $  945,540
  Allegheny County G/O
    5.375%, 06/01/13  (FGIC)                               1175M      1,179,359
  Allegheny County Hospital
    6.00%, 10/01/03  (FGIC)                                1000M      1,088,460
  Allegheny County
    Institution G/O
    7.30%, 04/01/09  (MBIA)                                1000M      1,087,740
  Allegheny County G/O
    5.15%, 09/01/11 (FGIC)                                 1500M      1,480,005
  Armstrong County Hospital
    Auth.
    6.25%, 06/01/13  (AMBAC)                               1200M      1,269,720
  Beaver County Industrial
    Dev. Auth.
    7.75%, 09/01/24                                         500M        526,615
  Berks County G/O
    7.25%, 11/15/20  (FGIC)                                1000M      1,124,870
  Chester County Health
    & Education
    5.40%, 07/01/06 (MBIA)                                 1375M      1,434,455
  Delaware County Coll
    Rev. Auth.
    7.375%, 11/15/20  (MBIA)                                500M        564,685
  Erie Higher Educ. Building Auth.
    7.85%, 09/15/19                                         500M        548,750
  Lehigh County General Purpose
    7.25%, 01/01/10  (FGIC)                                1000M      1,055,160
  Lehigh County Industrial
    Dev. Auth.
  6.15%, 08/01/29 (MBIA)                                   1000M      1,052,630
  Montgomery County Higher
    Educ. & Health
   8.30%, 06/01/10                                          500M        571,940
  Pennsylvania Higher Educ. Facs.
    6.00%, 01/01/06                                        1500M      1,632,240
    7.20%, 07/01/19  (MBIA)                                1000M      1,094,280
    5.60%, 11/15/09 (MBIA)                                 1500M      1,573,290
  Pennsylvania Housing Finance Agency
    8.00%, 04/01/16                                        1000M      1,029,140
   Pennsylvania Intergovernmental
    CO-OP Auth.
    5.75%, 06/15/15  (MBIA)                                1000M      1,012,440
  Pennsylvania State G/O
    6.25%, 07/01/11                                        1500M      1,674,165
  Pennsylvania State Industrial
    Dev. Auth.
    5.80%, 07/01/09  (AMBAC)                               1000M      1,068,180


--------------------------------------------------------------------------------
                                                      Principal Amount   Value
                                                         (M=$1,000)     (Note 1)
--------------------------------------------------------------------------------
Pennsylvania State
  Turnpike Commn.
  7.20%, 12/01/17  (FGIC)                                  1000M    $ 1,142,770
Pennsylvania Trafford
  School Dist.
  5.90%, 05/01/11  (MBIA)                                  1000M      1,040,650
Philadelphia Industrial Dev. Auth.
  5.375%, 02/15/27 (MBIA)                                  1500M      1,448,850
Philadelphia Municipal Auth.
  7.80%, 04/01/18  (FGIC)                                    45M         48,127
Philadelphia Regional Port. Auth.
  7.125%, 08/01/10  (MBIA)                                  250M        274,095
  7.15%, 08/01/20  (MBIA)                                   250M        274,305
Philadelphia Water & Waste
  6.25%, 08/01/11  (MBIA)                                  1000M      1,105,600
  6.25%, 08/01/12  (MBIA)                                   500M        552,320
Scranton Lackawanna
  Health & Welfare
  7.875%, 07/01/10  (MBIA)                                  500M        534,360
Westmoreland Cnty
  Municipal Auth.
  0.00%, 08/15/18  (FGIC)                                   500M        152,445
                                                                    -----------
                                                                     29,587,186
                                                                    -----------
Puerto Rico 14.8%
Puerto Rico Public Buildings Auth.
  5.70%, 07/01/09                                          1000M      1,044,740
Puerto Rico Commonwealth
  Aqueduct & Sewer
  6.00%, 07/01/09
   Cmwlth GTD                                               500M        544,280
  5.00%, 07/01/19
   Cmwlth GTD                                              1000M        928,440
Puerto Rico Commonwealth
  Hwy & Transport
  5.50%, 07/01/13  (FSA)                                   1000M      1,034,130
  5.50%, 07/01/36                                          1750M      1,722,175
                                                                    -----------
                                                                      5,273,765
                                                                    -----------
Total Investments
  (Cost $32,682,614)*                                                34,860,951

Excess of Other Assets
 Over Liabilities 1.9%                                                  684,301
                                                                    -----------
 Net Assets                                                         $35,545,252
                                                                    ===========

*  Also cost for federal income tax purposes.

   At November 30, 1996, net unrealized appreciation for federal income tax purposes aggregated $2,178,337 all of which related to appreciated securities.

The following abbreviations are used in
portfolio descriptions:
(AMBAC) - Guaranteed by American
Municipal Bond Association Corp.
(FGIC) - Guaranteed by Financial Guaranty
Insurance Co.
(FSA) - Guaranteed by Financial Security
Assurance Inc.
(MBIA) - Guaranteed by Municipal Bond Investors
Assurance Corp.
G/O - General Obligation Bond

See Notes to Financial Statements.

Sentinel Pennsylvania Tax-Free Trust
Statement of Assets and Liabilities
at November 30, 1996
--------------------------------------------------------------------------------


Assets
Investments at value                                                 $34,860,951
Receivable for fund shares sold                                            3,792
Receivable for interest                                                  677,689
Receivable from fund administrator                                        90,139
                                                                   -------------
  Total Assets                                                        35,632,571
                                                                   -------------

Liabilities
Payable for fund shares repurchased                                          500
Accrued expenses                                                           8,350
Management fee payable                                                    15,863
Distribution fee payable                                                   9,694
Fund service fee payable                                                  10,083
Payable to custodian bank                                                 42,829
                                                                    ------------
  Total Liabilities                                                       87,319
                                                                    ------------
Net Assets Applicable to Outstanding Shares                          $35,545,252
                                                                    ============


Net Asset Value and Offering Price Per Share
$35,545,252 / 2,674,841 shares outstanding                           $     13.29
Sales Charge -- 4.00% of Offering Price                                     0.55
                                                                    ------------
Maximum Offering Price Per Share                                     $     13.84
                                                                    ============

Net Assets Represent
No par value shares of beneficial interest;
authorized - unlimited shares
Paid-in-capital                                                      $33,147,921
Accumulated undistributed net realized gain
  on investments                                                         218,994
Unrealized appreciation of investments                                 2,178,337
                                                                    ============
Net Assets                                                           $35,545,252
                                                                    ============
Investments at Cost                                                  $32,682,614
                                                                    ============

Sentinel Pennsylvania Tax-Free Trust
Statement of Operations
For the Year Ended November 30, 1996
--------------------------------------------------------------------------------

Investment Income
Income:
Interest                                                              $2,000,798
                                                                    ------------

Expenses:
Management advisory fee                                                  189,231
Transfer agent and custodian                                              57,742
Distribution expense                                                      68,800
Accounting services                                                       84,000
Professional fees                                                         27,300
Reports and notices to shareholders                                        7,620
Directors' fees and expenses                                              26,446
Other                                                                     10,103
                                                                    ------------

  Total Expenses                                                         471,242
  Expense Reimbursement                                                (199,793)
  Expense Offset                                                        (13,242)
                                                                    ------------
  Net Expenses                                                           258,207
                                                                    ------------
Net Investment Income                                                  1,742,591
                                                                    ------------

Realized and Unrealized Gain (Loss) on Investments
Net realized gain on sales of investments                                218,984
Net change in unrealized appreciation                                  (282,933)
                                                                    ------------
Net Realized and Unrealized Loss on Investments                         (63,949)
                                                                    ------------
Net Increase in Net Assets from Operations                            $1,678,642
                                                                    ============

                                              See Notes to Financial Statements.

Sentinel Pennsylvania Tax-Free Trust

Statement of Changes in Net Assets
------------------------------------------------------------------------------




                                                         Year             Year
                                                        Ended            Ended
                                                     11/30/96         11/30/95
                                                 -------------    ------------

Increase in Net Assets from Operations
Net investment income                              $ 1,742,591     $ 1,701,100
Net realized gain on sales of investments              218,984         722,772
Net change in unrealized appreciation                 (282,933)      2,109,486
                                                 -------------    ------------
Net increase in net assets from operations           1,678,642       4,533,358
                                                 -------------    ------------

Distributions to Shareholders
From net investment income                          (1,745,421)     (1,698,270)
From realized gain on sale of investments             (208,641)              -
From paid-in capital                                      (208)              -
                                                 -------------    ------------
Total distributions to shareholders                 (1,954,270)     (1,698,270)
                                                 -------------    ------------

From Capital Share Transactions
Net proceeds from sales of shares                    3,822,068       3,128,263
Net asset value of shares in reinvestment
 of dividends and distributions                      1,343,773       1,157,477
                                                 -------------    ------------
                                                     5,165,841       4,285,740
Less: Payments for shares reacquired                (4,320,058)     (3,317,531)
                                                 -------------    ------------
Increase in net assets from capital share
 transactions                                          845,783         968,209
                                                 -------------    ------------
Total Increase in Net Assets for period                570,155       3,803,297
Net Assets: Beginning of period                     34,975,097      31,171,800
                                                 -------------    ------------
Net Assets: End of period                          $35,545,252     $34,975,097
                                                 =============    ============
Undistributed Net Investment Income
 at End of Period                                  $         -     $     2,830
                                                 =============    ============


See Notes to Financial Statements.

Sentinel Pennsylvania Tax-Free Trust

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.
-------------------------------------------------------------------------------




                                                                                                        Eleven        Year
                                                            Year Ended  Year Ended    Year Ended  Months Ended       Ended
                                                              11/30/96    11/30/95      11/30/94    11/30/93(A)   12/31/92
                                                           -----------  ----------     ---------   -----------    --------
Net asset value at beginning of period                       $   13.40   $   12.29       $ 13.57     $   13.15      $12.74
                                                           -----------  ----------     ---------   -----------    --------
Income from Investment Operations
Net investment income                                             0.66        0.66          0.64          0.69        0.73
Net realized and unrealized gain (loss) on investments           (0.03)       1.11         (1.28)         0.42        0.43
                                                           -----------  ----------     ---------   -----------    --------
Total from investment operations                                  0.63        1.77         (0.64)         1.11        1.16
                                                           -----------  ----------     ---------   -----------    --------

Less Distributions
Dividends from net investment income                              0.66        0.66          0.64          0.69        0.75
Distributions from realized gains on investments                  0.08           -             -             -           -
                                                           -----------  ----------     ---------   -----------    --------
Total Distributions                                               0.74        0.66          0.64          0.69        0.75
                                                           -----------  ----------     ---------   -----------    --------
Net asset value at end of period                             $   13.29   $   13.40       $ 12.29     $   13.57      $13.15
                                                           ===========  ==========     =========   ===========    ========
Total Return (%) **                                                5.0        14.8          (4.9)          8.1 ++      9.4

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                   0.75        0.97          1.30          1.24 +      1.16
Ratio of expenses to average net assets before
 expense reductions (%) ***                                       1.37        1.36          1.30          1.24 +      1.16
Ratio of net investment income to average net assets (%)          5.07  *     5.14  *       4.84          5.07 +      5.62
Portfolio turnover rate (%)                                         56          80            56            23           1
Net assets at end of period (000 omitted)                    $  35,545   $  34,975       $31,172     $  34,448     $33,669


(A) As of March 1, 1993 Sentinel Advisors Co. became the investment advisor to the Trust.
+   Annualized
++  Not annualized
* Ratio of net investment income to average net assets would have been 4.48% in 1996 and 4.78% in 1995, in the absence of a voluntary expense reimbursement.
** Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
*** Expense reductions are comprised of the voluntary expense reimbursements and include, effective 1995, the earnings credits as described in Notes (5) and
    (1) D.


See Notes to Financial Statements.

                         Notes to Financial Statements

(1) Significant Accounting Policies:

Sentinel Pennsylvania Tax-Free Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Trust.

A. Security Valuation: Investments in securities are valued on the basis of valuations provided by an independent pricing organization. The independent pricing organization values the investments, taking into consideration characteristics of the securities, values of similar securities that trade on a regular basis, and other relevant market data. Short-term tax-free notes are stated at cost, which approximates market value.

B. Securities Transactions and Related Investment Income: Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Interest income is recorded on the accrual basis and premiums are amortized. Cost of investments sold is determined on the basis of identified cost for both financial reporting and income tax purposes. The Trust invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic developments in the State of Pennsylvania.

C. Federal Income Taxes: It is the Trust's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies. The Trust intends to distribute all of its taxable income to its shareholders; therefore, no federal excise tax or income tax provision is required.

D. Other: Earnings credits are received from the custodian and dividend paying agent on cash balances and are reflected in the statement of operations as an expense offset.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(2) Distributions:

Realized gains from securities transactions, if any, will be distributed to shareholders prior to the end of each calendar year. At November 30, 1996 the Trust did not have any capital loss carryforwards for Federal income tax purposes.

Dividends from net investment income are declared and paid monthly and recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations.

(3) Trust Shares:
Transactions in Trust shares were as follows:
                                                   Year       Year
                                                   Ended      Ended
                                                 11/30/96   11/30/95
                                                ---------   --------

Shares sold....................................   291,419    241,675
Shares issued to stockholders in reinvestment
of net investment income.......................   102,717     89,664
                                                ---------   --------
                                                  394,136    331,339
Shares redeemed................................  (330,002)  (257,613)
                                                ---------   --------
Net increase...................................    64,134     73,726
                                                =========   ========

(4) Investment Transactions:

Purchases and sales of securities other than short-term securities aggregated $18,439,405 and $18,484,205, respectively, during the year ended November 30, 1996.

(5) Management Advisory Fee and Other Transactions with Affiliates:

Pursuant to the Investment Advisory Agreement (the "Agreement"), Sentinel Advisors, Co., ("SAC"), a Vermont general partnership whose general partners are Sentinel Advisors, Inc., an indirect wholly-owned subsidiary of National Life Insurance Company ("National Life"), ProvidentMutual Management Co., Inc., an affiliate of Provident Mutual Life Insurance Company of Philadelphia ("Provident Mutual"), HTK of Delaware, Inc. ("HTK") an affiliate of The Penn Mutual Life Insurance Company ("Penn Mutual") and Sentinel Management Company ("SMC"), a Vermont general partnership whose general partners are affiliates of National Life, Provident Mutual and Penn Mutual, provides general supervision of the Trust's investments as well as certain administrative and related services. As compensation in full for services rendered under its Agreement, the Trust pays SAC a monthly fee determined as follows: 0.55% per annum on the first $50 million of average daily net assets; 0.50% per annum on the next $50 million of such assets; and 0.45% per annum on such assets in excess of $100 million. The Agreement provides that if certain expenses incurred by the Trust in any fiscal year exceed the expense limitations imposed by any state's securities regulations, SAC will reimburse the Company for any such excess. No reimbursement was required for the year.

Sentinel Financial Services Company ("SFSC"), a Vermont general partnership whose general partners are National Life Investment Management Company, Inc., a wholly-owned subsidiary of National Life, ProvidentMutual Financial Services, Inc., an affiliate of Provident Mutual, HTK and SMC, is the principal underwriter ("Distributor") of the Trust's shares. SFSC receives a sales charge added to the net asset value received by the Trust on the sale of its shares. This compensation is not an expense of the Trust and does not affect its operating results. SFSC has advised the Trust that it received sales charges aggregating $92,453 for the year ended November 30, 1996. The Trust is advised that the total distribution charges retained by SFSC on the sale of shares amounted to $3,213 after allowances of $7,924 to Equity Services, Inc., an affiliate of National Life, $20,342 to 1717 Capital Management Company, an affiliate of Provident Mutual, $2,472 to Hornor, Townsend & Kent, Inc. and $16,432 to Janney Montgomery Scott, Inc., affiliates of Penn Mutual, and $42,070 to other investment dealers.

Each trustee who is not an employee of the adviser or an affiliated company is paid an annual fee of $2,500 plus $200 for each meeting of the Board of Trustees attended. Such trustees are reimbursed for travel and other out-of-pocket expenses incurred in attending such meetings.

Pursuant to the Fund Services Agreement with Sentinel Administrative Service Company ("SASC"), a Vermont general partnership whose general partners are Sentinel Administrative Service Corporation ("SAS Corp."), an indirect wholly-owned subsidiary of National Life, SIGMA American Corp., an affiliate of Provident Mutual, HTK and SMC, the Trust receives trust accounting and financial administrative services, transfer agent services and investor services, all of which are coordinated with other services which the Trust has contracted for with outside providers. Total fees for the year ended November 30, 1996 were $121,000.

Effective March 1, 1993 SASC has voluntarily agreed to refund its fee to the extent necessary to prevent the overall aggregate expense ratio of the Trust and the Class A Shares of Sentinel Group Funds, Inc. (excluding the Sentinel World
Fund) from exceeding 1.30% of average daily net assets in any fiscal year. Sentinel Group Funds, Inc. is a series fund with eleven portfolios and together with the Trust make up the Sentinel Family of Funds. Although SASC has no present intention to do so, this arrangement may be terminated at any time. Expenses for the year ended November 30, 1996 did not exceed 1.30% of its average daily net assets.

Effective March 27, 1995 thru May 14, 1995, SASC agreed to reimburse the Trust for expenses in excess of an annual rate of 1.00%. Effective May 15, 1995, SASC has agreed to reimburse the Trust for expenses in excess of an annual rate of
 .75%. For the year ended November 30, 1996 the total amount reimbursable was $199,793. This arrangement may be terminated at any time.

(6) Distribution Expenses:

On March 1, 1993, the Trust adopted a new distribution plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan the Trust pays to the Distributor a monthly fee at the maximum annual rate of .20% of average daily net assets. Such fees will be used to reimburse the Distributor for expenses incurred in connection with distribution and promotion of the shares of the Trust, including salaries and expenses of the Distributor's wholesale sales force, home office management and marketing personnel, expenses incurred by the Distributor for the occupancy of its office space in Montpelier, Vermont, expenses incurred by the Distributor with respect to equipment and supplies, expenses incurred for the preparation, printing and distribution of sales literature used in connection with the offering of such shares to the public, expenses incurred in advertising, promotion and selling shares of such Trust to the public, expenses incurred for the preparation, printing and distribution of the Prospectus and Statement of Additional Information, any supplement thereto used in connection with the offering of such Trust's shares to the public, or any reports and other communications for the distribution to existing shareholders, and service fees (deferred commissions) paid to securities dealers who have executed a selling agreement with the Distributor. The Distributor is not reimbursed for any unreimbursed prior year's expenses.

Report of Independent Accountants

To the Shareholders and Board of Trustees of Sentinel Pennsylvania Tax-Free Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sentinel Pennsylvania Tax-Free Trust (the "Trust") at November 30, 1996, the results of its operations for the year then ended, the changes in its net assets for the two years then ended, and the financial highlights for each of the three years then ended and the eleven months ended November 30, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

The financial highlights of the Trust for the year ended December 31, 1992 were audited by other independent accountants whose report dated February 3, 1993 expressed an unqualified opinion on those financial highlights.



Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
December 20, 1996

Federal Tax Status of Dividends and Distributions

During the fiscal year ended November 30, 1996, the Sentinel Funds paid the following dividends and distributions:

                                Net         Short-term       Long-term
                              Investment     Capital          Capital
                               Income          Gain            Gain
-------------------------     ----------    ----------       ---------
Emerging Growth - A......       $.026        $.14304         $ .82077
Emerging Growth - B......          -              -                -
Growth...................        .073         .19552          2.35380
World - A................        .135             -            .06541
World - B................          -               -                -
Common Stock - A.........        .610         .27756          2.49122
Common Stock - B.........        .124             -                -
Balanced - A.............        .543         .32785           .08712
Balanced - B.............        .136             -                -
Bond - A.................        .413             -                -
Bond - B.................        .214             -                -
Tax-Free Income - A......        .652             -                -
Tax-Free Income - B......        .323             -                -
N.Y. Tax-Free Income.....        .533             -                -
Government Sec...........        .609             -                -
Short-Inter. Government..        .565             -                -
U.S. Treas. MM - A.......        .044             -                -
U.S. Treas. MM - B.......        .029             -                -
PA Tax-Free..............        .664             -            .08000

Each of the long-term capital gain distributions has been designated as a "capital gain dividend" under the Federal Internal Revenue Code. The December 1995, long-term capital gain was included on Form 1099-DIV for the 1995 calendar year.

For corporate shareholders, the percentage of the total dividends from net investment income from the calendar year 1996 qualifying for the 70% dividend received deduction available to corporations are as follows:

Sentinel Emerging Growth Fund  75%
Sentinel Growth Fund 100%
Sentinel Common Stock Fund  100%
Sentinel Balanced Fund  43%

In January 1997 you will be sent 1996 Form 1099-DIV from the Sentinel Funds. The form will indicate the Federal income tax status of the dividends and capital gains distributions paid to you by check or credited to your account in additional shares during the calendar year 1996. The Internal Revenue Service requires us to file this information, and it must be reported by you on your Federal Income Tax Return for 1996. All of the dividends paid by the Sentinel Tax-Free Income Fund, the Sentinel New York Tax-Free Income Fund and the Sentinel Pennsylvania Tax-Free Trust from its net investment income is tax-exempt for Federal income tax purposes.

Privileges, Plans and Services for Shareholders

Open Account - Unless another distribution option is elected, an Open Account is automatically established for each new investor. In an Open Account, all income dividends and any capital gains distributions are reinvested in additional shares at net asset value and without charge.

Other Distribution Options - Upon written notice to Sentinel Administrative Service Company, you may elect one of the following options:

1. Receive dividends in cash and reinvest any capital gains distributions in additional shares of any of the Sentinel Funds, of the same class, at net asset value.

2.  Receive both dividends and capital gains in cash.

3. Reinvest both dividends and capital gains in another Sentinel Fund, of the same class, at net asset value.

Automatic Investment Plan - This service, provided without charge, enables you to make regular investments of $50 or more by means of an automatic checking account debiting service via the ACH (Automated Clearing House) network. Information and the application necessary to establish this plan are included in the prospectus. A separate folder and application are also available from Sentinel Administrative Service Company, or from your investment dealer.

Systematic Withdrawal Plan - This plan enables you to receive a check once per month, during any months of the year you specify, for a dollar amount that you specify. Note that this plan is available only to those who own, or are purchasing, at least $5,000 worth of shares of one or more of the Sentinel Funds, except Sentinel U.S. Treasury Money Market Fund, as determined by the current offering price. Payments may be made to you, your bank, or other payee as requested on the application. Under the Systematic Withdrawal Plan, all dividends and distributions are automatically reinvested at net asset value and payments are made from the proceeds of redeemed shares.

Bond, Tax-Free Income, New York Tax-Free Income, Government Securities, Short-Intermediate Government, U.S. Treasury Money Market and Pennsylvania Tax-Free Fund Check Writing Service - This special feature of the Class A Shares of Sentinel Bond Fund, Sentinel Tax-Free Income Fund, Sentinel New York Tax-Free Income Fund, Sentinel Government Securities Fund, Sentinel Short-

Intermediate Government Fund, Sentinel U.S. Treasury Money Market Fund and Sentinel Pennsylvania Tax-Free Trust enables you to draw checks (minimum amount $500 except for the U.S. Treasury Money Market Fund which is $250) on your account through Investors Fiduciary Trust Co. There is currently no fee for this service. Please note that this service is not available to IRA, Keogh, 403(b) or other fiduciary accounts. Information and applications are available by contacting Sentinel Funds Investor Services at (800) 282-FUND (3863).

Exchange Privilege - The Exchange Privilege is designed to add flexibility to your investment program by enabling you to exchange all or part of your shares in one Sentinel Fund for shares of the same class of another Fund in the family without payment of any additional sales charge. The exception to no additional sales charge is when shares are exchanged from the U.S. Treasury Money Market Fund to Class A Shares of another Sentinel Fund, a sales charge will be imposed unless the assets in the U.S. Treasury Money Market Fund were in another Sentinel Fund and were previously subject to a sales charge. Shares being exchanged into another Fund must have a value of at least $1,000 (the minimum investment required to open a new account) unless you already have an account in that Fund. Shares being exchanged must have been in the account a minimum of 15 calendar days (90 days in the case of funds initially invested in the Sentinel Short-Intermediate Government Fund or exchanged into such Fund from funds initially invested in the Sentinel U.S. Treasury Money Market Fund). Account registrations must be identical. Exchanges may be made by calling toll-free,
(800) 282-FUND (3863), or by writing Sentinel Funds, P. O. Box 1499, Montpelier, Vermont 05601-1499. Note that an exchange is a taxable transaction for federal income tax purposes.

Reinstatement Privilege - A shareholder who redeems all or part of an account may reinvest all or part of the redemption proceeds at the then current net asset value if a written request to the Fund is received or postmarked within one year after the date of the redemption. Sentinel Short-Intermediate Government Fund shareholders who have held their shares for 90 days or less, however, may only use this reinstatement privilege to reinvest in the Short-Intermediate Government Fund. In general, this privilege may be exercised only once by a shareholder.

Telephone Redemption - Up to $1,000,000 in funds may be redeemed by telephone upon completion of the appropriate section of the Application, or subsequent submission of such, with proper signature guarantee. Under this service, proceeds may either be sent to the address of record or a pre-designated bank. A signature guarantee is required on any change in redemption instructions as well as a 30 day waiting period for changes to become effective. To redeem shares by telephone, you may call (800) 282-FUND (3863).

Tax-Deferred Retirement Plans - Shares of Sentinel Group Funds may be purchased by all types of tax-deferred retirement plans, including self-employed individuals and partnerships ("Keogh"), Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), 403(b) Plans (deferred compensation arrangements for employees of public school systems and certain non-profit organizations), Section 457 Plans and other corporate pension and profit-sharing plans. Consult your tax advisor for details.


Please refer to the prospectus for complete details regarding these privileges, plans and services.

                      This page left blank intentionally.

                        Directors/Trustees and Officers


Sentinel Group Funds, Inc. and
Sentinel Pennsylvania Tax-Free Trust

Keniston P. Merrill                      John D. Feerick                       Susan M. Sterne
Chairman and Chief Executive Officer     Director/Trustee                      Director/Trustee
Chairman and Chief Executive Officer,    Dean, Fordham University              President, Economic Analysis
Sentinel Advisors Company                School of Law                         Associates, Inc.

Joseph M. Rob                            Richard I. Johannesen, Jr.            Angela E. Vallot
Director/Trustee and President           Director/Trustee                      Director/Trustee
Chief Executive Officer,                 Former Vice President and Manager -   Of Counsel, Arent Fox Kintner
Sentinel Management Company              Bond Market Research Department,      Plotkin & Kahn
                                         Salomon Brothers Inc.
Richard J. Borda                                                               John M. Grab, Jr.
Director/Trustee                         Robert B. Mathias                     Vice President
Former Vice Chairman,                    Director/Trustee
National Life Insurance Company          Sports Consultant;                    Marvin Aber
                                         former U.S. Congressman               Vice President and Treasurer
Dr. Kalman J. Cohen
Director/Trustee                         Deborah G. Miller                     Thomas P. Malone
Distinguished Bank Research              Director/Trustee                      Assistant Treasurer
Professor Emeritus,                      Vice President                        D. Russell Morgan
The Fuqua School of Business,            Digital Equipment Corporation         Secretary
Duke University
                                         Stanley R. Reber
Richard D. Farman                        Director/Trustee
Director/Trustee                         Executive Vice President,
President and Chief Operating Officer,   Provident Mutual
Pacific Enterprises                      Life Insurance Company


Investment Adviser                       Custodian and Dividend Paying Agent
Sentinel Advisors Company                Investors Fiduciary Trust Company

Principal Underwriter                    Transfer Agent, Shareholder Servicing
Sentinel Financial Services Company      Agent and Administrator
                                         Sentinel Administrative Service
Counsel                                  Company
Brown & Wood

Independent Accountants
Price Waterhouse LLP

                     The Sentinel Funds Board of Directors


          [PICTURE OF SENTINAL FUNDS BOARD OF DIRECTORS APPEARS HERE]

Standing, left to right: Dr. Kalman J. Cohen, Joseph M. Rob, Richard I. Johannesen, Jr., John D. Feerick,
Richard J. Borda, Stanley R. Reber.

Seated, left to right: Susan M. Sterne, Keniston P. Merrill, Angela E. Vallot.

Not pictured:  Richard D. Farman, Robert B. Mathias, Deborah G. Miller.

                                A Brief History


The Sentinel Family of Funds is one of America's oldest fund families. Its largest member, Sentinel Group Funds, Inc., was originally incorporated as Group Securities, Inc. in the state of Delaware on December 3, 1933. Designed as a series type of investment company, its main objectives were to offer shareholders the benefits of "group security investing" along with the ability to invest in individual industries or industrial groups readily and conveniently, each in the form of a single stock.

Shares of 17 individual classes of stock were first offered to the public at $1.10 per share on January 12, 1934 - virtually at the bottom of the Great Depression.

Following several additions and deletions, 21 classes of stock were maintained for an extended period of time. Subsequent consolidations, mergers and name changes combined the classes of stock into what are today the two original remaining funds in Sentinel Group Funds, Inc., Sentinel Common Stock Fund and Sentinel Balanced Fund. Sentinel Growth Fund and Sentinel Bond Fund were organized by National Life Insurance Company in 1969 and merged into the Sentinel Group in 1978. Two more additions, Sentinel Government Securities Fund and Sentinel Tax-Free Income Fund, were introduced on September 2, 1986 and October 1, 1990, respectively.

In May, 1981, Sentinel Cash Management Fund, Inc. was organized as a no-load money market fund. The "Cash Fund" was also organized as a series fund, and was designed to operate independently of Sentinel Group Funds, Inc., while at the same time sharing the Group's management, distribution, transfer agent and other servicing and administrative arrangements.

On March 1, 1993, National Life Insurance Company and Provident Mutual Life Insurance Company of Philadelphia entered into a joint venture arrangement which resulted in the merging of the nine ProvidentMutual Funds into the Sentinel Family of Funds. With the merger, three new classes of stock were added to Sentinel Group Funds, Inc., and a fourth new member of the broader Sentinel Family of Funds was added. The three new members of Sentinel Group Funds, Inc. are Sentinel Emerging Growth Fund, Sentinel World Fund and Sentinel U.S. Treasury Money Market Fund. The fourth new member of the Sentinel Family of Funds is Sentinel Pennsylvania Tax-Free Trust (the "Trust"). The Trust operates as a separate investment company with respect to Sentinel Group Funds, Inc., but shares management, distribution, fund accounting, transfer agent and other arrangements with the Sentinel Group.

Also on March 1, 1993, Sentinel Cash Management Fund, Inc. was merged into the Sentinel U.S. Treasury Money Market Fund.

On March 27, 1995, Penn Mutual Life Insurance Company joined National Life Insurance Company and Provident Mutual Life Insurance Company in their mutual fund operation. This resulted in the merging of seven funds of The Independence Capital Group of Funds into Sentinel Group Funds, Inc., and the creation of two new classes of stock - Sentinel New York Tax-Free Income Fund and Sentinel Short-Intermediate Government Fund.

Effective April 1, 1996, six Sentinel Funds offered two classes of shares:
Sentinel Emerging Growth, Sentinel World, Sentinel Common Stock, Sentinel Balanced, Sentinel Bond and Sentinel Tax-Free Income funds. The new class is called "Class B Shares" while the original class is called "Class A Shares." Sentinel U.S. Treasury Money Market Fund also has Class B Shares which are available only through exchanges from the other Class B Shares.

The twelve funds in the Sentinel Family of Funds, which includes the eleven funds in Sentinel Group Funds, Inc., and the Sentinel Pennsylvania Tax-Free Trust, now represent net assets of $2.3 billion which are managed on behalf of approximately 102,300 individual, corporate and institutional shareholders located across the country and around the world. Shares are distributed by registered representatives and independent broker/dealers through Sentinel Financial Services Company, an affiliate of the partnership between National Life, Provident Mutual and Penn Mutual. Sentinel Advisors Company and Sentinel Administrative Service Company, which are also affiliates of the partnership, provide respective investment management and shareholder services to the funds.

Sentinel Funds
Integrity Since 1934

Sentinel Emerging Growth Fund

Sentinel Growth Fund

Sentinel World Fund

Sentinel Common Stock Fund

Sentinel Balanced Fund

Sentinel Bond Fund

Sentinel New York Tax-Free Income Fund

Sentinel Tax-Free Income Fund

Sentinel Government Securities Fund

Sentinel Short-Intermediate Government Fund

Sentinel U.S. Treasury Money Market Fund

Sentinel Pennsylvania Tax-Free Trust

This report is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

Distributed by
Sentinel Financial Services Company
National Life Drive
Montpelier, Vermont 05604
(802) 229-3900